As files with the Securities and Exchange Commission on January 30, 1998
                                              1933 Act Registration No. 33-18255
                                              1940 Act Registration No. 811-5380
 -------------------------------------------------------------------------------


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                          -----------------------

                                 FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         X
                        Pre-Effective Amendment No.
                      Post-Effective Amendment No. 34                     X
                                  and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                             Amendment No. 35                             X

                     (Check appropriate box or boxes)

                            PORTICO FUNDS, INC.
            (Exact Name of Registrant as Specified in Charter)

                           PORTICO FUNDS CENTER
                         615 EAST MICHIGAN STREET
                     MILWAUKEE, WISCONSIN  53201-3011
                 (Address of Principal Executive Offices)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 287-3909
                      W. BRUCE MCCONNEL, III, ESQUIRE
                        Drinker Biddle & Reath LLP
                    Philadelphia National Bank Building
                           1345 Chestnut Street
                     Philadelphia, Pennsylvania  19107
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box).

          immediately upon filing pursuant to paragraph (b)
     --

      X   On February 1, 1998 pursuant to paragraph (b)
     --

          60 days after filing pursuant to paragraph (a)(1)
     --

          on (date) pursuant to paragraph (a)(1)
     --

          75 days after filing on         , 1997 pursuant to paragraph (a)(2)
     --                           --------

          on               , 19   pursuant to paragraph (a)(2) of Rule 485.
     --      ----------- --    --

     If appropriate, check the following box:

          this Post-Effective Amendment designates a new effective date for a
     --
previously filed Post-Effective Amendment.

     Title of securities being registered: Shares of common stock.


Xxxxx
                             PORTICO FUNDS, INC.
                              (Retail Series)
                               Money Market Fund
                        U.S. Treasury Money Market Fund
                       U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund
                        Short-Term Bond Market Fund
                       Intermediate Bond Market Fund
                     Tax-Exempt Intermediate Bond Fund
                            Bond IMMDEX/TM Fund
                                 Balanced Fund
                             Growth and Income Fund
                              Special Growth Fund
                               Equity Index Fund
                                  Growth Fund
                           International Equity Fund
                                 MicroCap Fund
                              Emerging Growth Fund
                                 Form N-1A
                           Cross Reference Sheet
Part A
Item No.                                                    Prospectus Heading
--------                                                    ------------------

1. Cover Page ......................................        Cover Page

2. Synopsis ........................................        Expense Summary

3. Condensed Financial Information .................        Financial
                                                            Highlights;
                                                            Performance
                                                            Calculations

4. General Description of Registrant ...............        Cover Page;
                                                            Investment
                                                            Objectives and
                                                            Policies; Other
                                                            Investment
                                                            Information;
                                                            Description of
                                                            Shares; Invest-
                                                            ment Limitations

5. Management of the Fund ..........................        Management of the
                                                            Funds

5A.Management's Discussion of Fund Performance .....        Inapplicable

6. Capital Stock and Other Securities ..............        Dividends and
                                                            Distributions;
                                                            Management of the
                                                            Funds; Taxes;
                                                            Description of
                                                            Shares

7. Purchase of Securities Being Offered ............        Purchase of Shares;
                                                            Shareholder
                                                            Services; Net Asset
                                                            Value and Days of
                                                            Operation
8. Redemption or Repurchase ........................        Redemption of
                                                            Shares; Shareholder
                                                            Services; Net Asset
                                                            Value and Days of
                                                            Operation

9. Pending Legal Proceedings .......................        Not Applicable

xxxxx

RETAIL SHARES

MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX/TM FUND

BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND


PROSPECTUS
FEBRUARY 1, 1998

TO GET THERE, START HERE.(SM)


TABLE OF CONTENTS
Expense Summary                                                       3
Financial Highlights                                                  5
Performance History                                                  12
Investment Objectives and Policies                                   14
Other Investment Information                                         30
Purchase of Shares                                                   40
Redemption of Shares                                                 44
Shareowner Services                                                  47
Dividends and Distributions                                          48
Management of the Funds                                              49
Investment Limitations                                               53
Taxes                                                                54
Description of Shares                                                55
Net Asset Value and Days of Operation                                56

FIRSTAR FUNDS, INC. ("Firstar" or the "Company") is a family of eighteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and retail investors. This Prospectus describes four money market funds, four bond funds and eight equity funds available to retail investors. The Balanced Income Fund is described in a separate prospectus. (For more complete information about that portfolio, including charges and expenses, obtain a prospectus from Firstar Funds Center at the address or telephone number on the back page. Read it carefully before you invest or send money.)

MONEY MARKET FUNDS

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of commercial, bank and government money market instruments.

THE U.S. TREASURY MONEY MARKET FUND seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.

THE U.S. GOVERNMENT MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.

BOND FUNDS

THE SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index.

THE INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

THE TAX-EXEMPT INTERMEDIATE BOND FUND seeks to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal.

THE BOND IMMDEX/TM FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

EQUITY FUNDS

THE BALANCED GROWTH FUND (formerly Balanced Fund) seeks capital appreciation and current income with relatively low volatility of capital.

THE GROWTH AND INCOME FUND seeks both reasonable income and long-term capital appreciation.

THE EQUITY INDEX FUND seeks returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Stock Index.

THE GROWTH FUND (formerly MidCore Growth Fund) seeks capital appreciation through investment in securities of large-sized companies.

THE SPECIAL GROWTH FUND seeks capital appreciation through investment in securities of medium-sized companies.

THE EMERGING GROWTH FUND seeks capital appreciation through investment in securities of small-sized companies.

THE MICROCAP FUND seeks capital appreciation through investment in securities of small companies.

THE MICROCAP FUND IS CURRENTLY CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND. THE FUND MAY REOPEN FROM TIME-TO-TIME AT THE COMPANY'S DISCRETION.

THE INTERNATIONAL EQUITY FUND seeks capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued.

Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B. C. Ziegler and Company (the "Distributor"). Hansberger Global Investors, Inc. (the "Sub-Adviser") serves as the sub-adviser to the International Equity Fund. Shareowner Organizations may perform shareowner servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds.")

This Prospectus gives vital information about these Funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FIRSTAR FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                February 1, 1998


EXPENSE SUMMARY
Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by the Retail Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, MicroCap, International Equity, Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds during the fiscal year ended October 31, 1997. Also below is a summary of the expenses expected to be incurred by the Emerging Growth Fund during its first twelve months of operation. An example based on the summaries is also shown.

SHAREOWNER                         MONEY MARKET   BOND        EQUITY
TRANSACTION EXPENSES                  FUNDS      FUNDS        FUNDS
------------------------------------------------------------------------------
Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price)                      None      2.00%        4.00%
Maximum Sales Charge Imposed
  on Reinvested Dividends              None       None         None
Deferred Sales Charge                  None       None         None
Redemption Fees                        None<F1>   None<F1>     None<F1>
Exchange Fees                          None       None         None
------------------------------------------------------------------------------


ANNUAL FUND            ADVISORY                                     TOTAL FUND
OPERATING EXPENSES       FEES                            OTHER       OPERATING
(AS A PERCENTAGE        (AFTER            SHAREOWNER    EXPENSES     EXPENSES
OF AVERAGE NET            FEE      12B-1   SERVICING   (AFTER FEE   (AFTER FEE
ASSETS)              WAIVERS)<F2>  FEES3   FEES<F3>   WAIVERS)<F4> WAIVERS)<F5>
--------------------------------------------------------------------------------
MONEY MARKET FUNDS:
Money Market Fund        0.33%     0.03%     0.00%       0.24%         0.60%
U.S.Treasury Money
  Market Fund            0.40%     0.00%     0.00%       0.20%         0.60%
U.S. Government
  Money Market Fund      0.47%     0.00%     0.00%       0.13%         0.60%
Tax-Exempt Money
  Market Fund            0.42%     0.00%     0.00%       0.18%         0.60%
BOND FUNDS:
Short-Term Bond
  Market Fund            0.32%     0.00%     0.25%       0.18%         0.75%
Intermediate Bond
  Market Fund            0.35%     0.00%     0.25%       0.15%         0.75%
Tax-Exempt Intermediate
  Bond Fund              0.19%     0.00%     0.25%       0.31%         0.75%
Bond IMMDEX/TM Fund      0.30%     0.00%     0.25%       0.12%         0.67%
EQUITY FUNDS:
Balanced Growth Fund     0.57%     0.00%     0.25%       0.18%         1.00%
Growth and Income Fund   0.75%     0.00%     0.25%       0.12%         1.12%
Equity Index Fund        0.25%     0.00%     0.25%       0.13%         0.63%
Growth Fund              0.75%     0.00%     0.25%       0.14%         1.14%
Special Growth Fund      0.75%     0.00%     0.25%       0.12%         1.12%
Emerging Growth Fund     0.47%     0.00%     0.25%       0.43%         1.15%
MicroCap Fund            1.50%     0.00%     0.25%       0.20%         1.95%
International Equity
  Fund                   0.77%     0.00%     0.25%       0.73%         1.75%
--------------------------------------------------------------------------------
<F1> A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from an Individual Retirement Account ("IRA"). See "Redemption of Shares."
<F2> The Adviser has voluntarily agreed to waive a portion of its fees. These waivers are expected to remain in effect for the current fiscal year. However, these waivers are voluntary and can be modified or terminated at any time without the Fund's consent. Absent such waivers, advisory fees would be 0.50%, 0.50%, 0.50%, 0.50%, 0.60%, 0.50%, 0.50%, 0.75%, 0.75%,
     0.75%, 0.75%, 1.50% and 1.45% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Balanced Growth, Growth and Income, Growth, Emerging Growth, MicroCap and International Equity Funds, respectively. See "Management of the Funds" in this Prospectus for a more complete description and the financial statements for the Funds incorporated into the Statement of Additional Information ("SAI").
<F3> The total of all 12b-1 fees and Shareowner Servicing Fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets. Only the Money Market Fund intends to pay 12b-1 fees for the current year. If 12b-1 fees are paid, long-term shareowners may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
<F4> Absent administrative fee waivers, other expenses would have been 0.31%,
     0.27%, 0.20%, 0.25%, 0.25%, 0.23%, 0.38%, 0.19%, 0.25%, 0.19%, 0.20%,
     0.21%, 0.20%, 0.51%, 0.28% and 0.80% for the Money Market, U.S. Treasury
     Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively. The administrative fee waivers are expected to remain in effect for the current fiscal year. However, these waivers are voluntary and can be modified or terminated at any time without the Fund's consent.
<F5> Absent fee waivers, total operating expenses would have been 0.84%, 0.77%,
     0.70%, 0.75%, 1.10%, 0.98%, 1.13%, 0.74%, 1.25%, 1.19%, 0.70%, 1.21%,
     1.20%, 1.51%, 2.03% and 2.50% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.


EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns, and (2) redemption of your investment at the end of the following periods:

                                       1 YEAR    3 YEARS 5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  Money Market Fund                      $ 6       $19     $ 33      $ 75
  U.S. Treasury Money Market Fund          6        19       33        75
  U.S. Government Money Market Fund        6        19       33        75
  Tax-Exempt Money Market Fund             6        19       33        75
  Short-Term Bond Market Fund             28        43       61       111
  Intermediate Bond Market Fund           28        43       61       111
  Tax-Exempt Intermediate Bond Fund       28        43       61       111
  Bond IMMDEX/TM Fund                     27        41       57       102
  Balanced Growth Fund                    50        71       93       158
  Growth and Income Fund                  51        74       99       171
  Equity Index Fund                       46        59       74       115
  Growth Fund                             51        75      100       173
  Special Growth Fund                     51        74       99       171
  Emerging Growth Fund                    51        75      101       174
  MicroCap Fund                           59        99      141       258
  International Equity Fund               57        93      131       238
--------------------------------------------------------------------------------

The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly and reflect anticipated fees. In addition, Shareowner Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE EMERGING GROWTH FUND IS NEW AND THE ABOVE FIGURES ARE BASED ON EXPENSES EXPECTED DURING ITS FIRST TWELVE MONTHS OF OPERATIONS. INFORMATION REGARDING THE FUNDS' ACTUAL PERFORMANCE APPEARS IN THEIR ANNUAL REPORT TO SHAREOWNERS. EACH SHAREOWNER OF RECORD AT THE CLOSE OF THE FISCAL YEAR WILL BE SENT THE ANNUAL REPORT.

--------------------------------------------------------------------------------
                             UNDERSTANDING EXPENSES
Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from the Fund's assets and their effect, except for fees charged directly by a Shareowner Organization or Institution to its customers, are factored into any quoted share price or return.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
The financial highlights for each of the Funds have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1997, is incorporated by reference into the SAI. Prior to January 9, 1995, the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth and International Equity Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors as described in a separate Prospectus and Retail Shares to retail investors as described in this prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the SAI. You may obtain the SAI and the annual report to shareowners, which contains additional performance information, free of charge by calling or writing to the Firstar Funds Center at the address listed on the back cover of this Prospectus.

FINANCIAL HIGHLIGHTS
                                                                                 Supplemental Data and Ratios
                                                                            -----------------------------------------
                                                                                                        Ratio of Net
                           Net Asset               Dividends    Net Asset  Net Assets,     Ratio of      Investment
                            Value,        Net       from Net     Value,       End of     Net Expenses    Income to
                           Beginning  Investment   Investment    End of       Period      to Average      Average       Total
                           of Period    Income       Income      Period       (000s)      Net Assets     Net Assets    Return
                          ----------    -------     -------      -------     -------      ----------    -----------    ------
MONEY MARKET FUND
Mar. 16, 1988<F1>
  through  Oct. 31, 1988    $1.00        $0.05      $(0.05)       $1.00      $100,373       0.44%<F3>      7.35%<F3>   4.63%<F4>
Year Ended 1989              1.00         0.08       (0.08)        1.00       201,097       0.60%          8.66%        9.01%
Year Ended 1990              1.00         0.08       (0.08)        1.00       762,170       0.51%          7.81%        8.14%
Year Ended 1991              1.00         0.06       (0.06)        1.00       628,697       0.50%          6.28%        6.39%
Year Ended 1992<F2>          1.00         0.04       (0.04)        1.00       146,012       0.58%          3.84%        3.73%
Year Ended 1993              1.00         0.03       (0.03)        1.00       132,568       0.60%          2.67%        2.71%
Year Ended 1994              1.00         0.03       (0.03)        1.00       165,018       0.60%          3.44%        3.42%
Year Ended 1995              1.00         0.05       (0.05)        1.00       172,261       0.60%          5.36%        5.51%
Year Ended 1996              1.00         0.05       (0.05)        1.00       224,036       0.60%          4.94%        5.06%
Year Ended 1997              1.00         0.05       (0.05)        1.00       261,017       0.60%          4.98%        5.12%
U.S. TREASURY MONEY
  MARKET FUND
Apr. 29, 1991<F1>
  through Oct. 31, 1991      1.00         0.03       (0.03)        1.00        36,267     0.52%<F5>      5.23%<F5>    2.69%<F6>
Year Ended 1992<F2>          1.00         0.04       (0.04)        1.00        37,342       0.60%          3.42%        3.48%
Year Ended 1993              1.00         0.03       (0.03)        1.00        40,744       0.60%          2.55%        2.59%
Year Ended 1994              1.00         0.03       (0.03)        1.00        56,020       0.60%          3.14%        3.20%
Year Ended 1995              1.00         0.05       (0.05)        1.00        64,655       0.60%          5.04%        5.16%
Year Ended 1996              1.00         0.05       (0.05)        1.00        53,430       0.60%          4.70%        4.80%
Year Ended 1997              1.00         0.05       (0.05)        1.00        78,478       0.60%           4.67%        4.80%
U.S. GOVERNMENT MONEY
  MARKET FUND
Aug. 1, 1988<F1>
  through Oct. 31, 1988      1.00         0.02       (0.02)        1.00        49,069     0.50%<F3>      7.56%<F3>    1.91%<F4>
Year Ended 1989              1.00         0.08       (0.08)        1.00       101,497       0.61%          8.43%        8.72%
Year Ended 1990              1.00         0.08       (0.08)        1.00       153,480       0.60%          7.55%        7.84%
Year Ended 1991              1.00         0.06       (0.06)        1.00       237,752       0.60%          5.80%        6.02%
Year Ended 1992<F2>          1.00         0.04       (0.04)        1.00       221,521       0.60%          3.56%        3.60%
Year Ended 1993              1.00         0.03       (0.03)        1.00       203,165       0.60%          2.59%        2.63%
Year Ended 1994              1.00         0.03       (0.03)        1.00       183,591       0.60%          3.29%        3.35%
Year Ended 1995              1.00         0.05       (0.05)        1.00       163,068       0.60%          5.24%        5.37%
Year Ended 1996              1.00         0.05       (0.05)        1.00       198,334       0.60%          4.84%        4.96%
Year Ended 1997              1.00         0.05       (0.05)        1.00       198,592       0.60%          4.83%        4.99%
TAX-EXEMPT MONEY MARKET
  FUND
June 27, 1988<F1>
  through Oct. 31, 1988      1.00         0.02       (0.02)        1.00        10,838     0.52%<F3>      5.10%<F3>    1.78%<F4>
Year Ended 1989              1.00         0.06       (0.06)        1.00        18,429       0.60%          5.82%        5.99%
Year Ended 1990              1.00         0.05       (0.05)        1.00        16,424       0.64%          5.38%        5.51%
Year Ended 1991              1.00         0.04       (0.04)        1.00        29,714       0.63%          4.34%        4.49%
Year Ended 1992<F2>          1.00         0.03       (0.03)        1.00        74,343       0.60%          2.83%        2.91%
Year Ended 1993              1.00         0.02       (0.02)        1.00        73,621       0.60%          2.12%        2.17%
Year Ended 1994              1.00         0.02       (0.02)        1.00        70,436       0.60%          2.23%        2.25%
Year Ended 1995              1.00         0.03       (0.03)        1.00        84,084       0.60%          3.36%        3.42%
Year Ended 1996              1.00         0.03       (0.03)        1.00        79,328       0.60%          3.09%        3.13%
Year Ended 1997              1.00         0.03       (0.03)        1.00       108,639       0.60%          3.06%        3.12%

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
<F3> Annualized for the period ended October 31, 1988.
<F4> Not annualized for the period ended October 31, 1988.
<F5> Annualized for the period ended October 31, 1991.
<F6> Not annualized for the period ended October 31, 1991.

FINANCIAL HIGHLIGHTS

                                Income From Investment
                                         Operations             Less Distributions                 Supplemental Data and Ratios
                              ----------------------------  ------------------------           -----------------------------------
                                                                                                                     Ratio
                                                                                                                       of
                                          Net                                                                Ratio  Invest-
                                       Realized                                                              of Net   ment
                     Net                  and      Total  Dividends                                         Expenses Income  Port-
                    Asset             Unrealized   from     from     Distri-           Net            Net      to      to    folio
                    Value,             Gains or   Invest-    Net     butions          Asset  Total  Assets,  Average Average Turn-
                  Beginning     Net    (Losses)    ment    Invest-    from    Total  Value,  Return  End of    Net     Net   over
                      of    Investment    on      Opera-    ment     Capital Distri- End of   <F4>   Period  Assets  Assets  Rate
                    Period    Income  Securities   tions   Income     Gains  butions Period   <F5>   (000s)   <F6>    <F6>   <F4>
                    ------     ----   ----------   -----   ------     -----  ------- ------- -----   -----    -----   -----  ----
SHORT-TERM BOND
  MARKET
Dec. 29, 1989<F1>
  through Oct. 31,
  1990              $10.00     $0.66    $(0.21)    $0.45   $(0.66)     $ -   $(0.66) $ 9.79   4.64% $ 22,731  0.60%   7.93%  57.40%
Year Ended 1991       9.79      0.73      0.54      1.27    (0.73)       -    (0.73)  10.33  13.39%   63,183  0.60%   7.13%  66.80%
Year Ended 1992<F2>  10.33      0.64      0.29      0.93    (0.64)   (0.02)   (0.66)  10.60   9.28%  129,409  0.60%   6.00%  82.20%
Year Ended 1993      10.60      0.58      0.10      0.68    (0.58)   (0.14)   (0.72)  10.56   6.70%  142,518  0.52%   5.53%  87.62%
Year Ended 1994      10.56      0.56    (0.41)      0.15    (0.56)   (0.12)   (0.68)  10.03   1.46%  122,368  0.50%   5.43%  76.13%
Year Ended 1995      10.03      0.61      0.24      0.85    (0.60)       -    (0.60)  10.28   8.74%   47,730  0.69%   6.04% 100.58%
Year Ended 1996      10.28      0.58    (0.03)      0.55    (0.58)       -    (0.58)  10.25   5.54%   58,843  0.75%   5.67%  59.62%
Year Ended 1997      10.25      0.60      0.02      0.62    (0.60)       -    (0.60)  10.27   6.21%   65,567  0.75%   5.79%  77.12%
INTERMEDIATE BOND
  MARKET
Jan. 5, 1993<F1>
  through Oct. 31,
  1993               10.00      0.40      0.45      0.85    (0.40)       -    (0.40)  10.45   8.58%   56,794  0.50%   4.65%  82.37%
Year Ended 1994      10.45      0.51    (0.69)    (0.18)    (0.51)   (0.09)   (0.60)   9.67 (1.73%)   88,306  0.50%   5.19%  56.25%
Year Ended 1995       9.67      0.60      0.53      1.13    (0.59)       -    (0.59)  10.21  12.04%   11,576  0.69%   6.07%  66.69%
Year Ended 1996      10.21      0.56    (0.02)      0.54    (0.56)       -    (0.56)  10.19   5.51%   17,392  0.75%   5.59%  59.29%
Year Ended 1997      10.19      0.58      0.12      0.70    (0.58)       -    (0.58)  10.31   7.09%   20,691  0.75%   5.71%  40.61%
TAX-EXEMPT
  INTERMEDIATE
  BOND
Feb. 8, 1993<F1>
  through
  Oct. 31, 1993      10.00      0.27      0.26      0.53    (0.27)       -    (0.27)  10.26   5.36%   23,866  0.59%   3.75%   3.23%
Year Ended 1994      10.26      0.41     (0.48)   (0.07)    (0.41)       -    (0.41)   9.78 (0.73%)   26,167  0.60%   4.04%  58.54%
Year Ended 1995       9.78      0.42      0.45      0.87    (0.42)       -    (0.42)  10.23   9.07%    7,711  0.71%   4.25%  44.13%
Year Ended 1996      10.23      0.40     (0.01)     0.39    (0.41)       -    (0.41)  10.21   3.87%   10,690  0.75%   3.99%  30.46%
Year Ended 1997      10.21      0.42      0.14      0.56    (0.42)       -    (0.42)  10.35   5.60%   19,199  0.75%   4.11%  11.22%
BOND IMMDEX/TM
Dec. 29, 1989<F1>
  through Oct.
  31, 1990           25.00      1.67    (0.66)      1.01    (1.49)       -    (1.49)  24.52   4.21%   44,241  0.50%   8.10% 111.28%
Year Ended 1991      24.52      1.85      1.98      3.83    (1.85)       -    (1.85)  26.50  16.16%   90,034  0.50%   7.85% 131.69%
Year Ended 1992<F2>  26.50      1.75      0.96      2.71    (1.76)   (0.14)   (1.90)  27.31  10.49%  181,421  0.50%   6.92%  37.72%
Year Ended 1993      27.31      1.68      1.83      3.51    (1.70)   (0.21)   (1.91)  28.91  13.30%  260,468  0.50%   6.10%  81.18%
Year Ended 1994      28.91      1.65    (2.74)    (1.09)    (1.65)   (0.50)   (2.15)  25.67  (3.89%) 256,778  0.48%   6.14%  49.70%
Year Ended 1995      25.67      1.68      2.30      3.98    (1.79)   (0.04)   (1.83)  27.82  16.05%   21,875  0.64%   6.31%  41.67%
Year Ended 1996      27.82      1.61    (0.26)      1.35    (1.63)       -    (1.63)  27.54   5.06%   42,671  0.68%   5.98%  33.38%
Year Ended 1997      27.54      1.66      0.64      2.30    (1.68)       -    (1.68)  28.16   8.68%   64,144  0.67%   6.08%  35.12%

 <F1> Commencement of operations.
 <F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
     FIRMCO.
 <F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.
 <F4> Not annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the
     period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
 <F5> The total return calculation for the Funds does not reflect the maximum sales charge of 2.00%.
 <F6> Annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market
and Tax-Exempt Intermediate Bond Funds.

FINANCIAL HIGHLIGHTS

                                Income From Investment
                                         Operations             Less Distributions                 Supplemental Data and Ratios
                              ----------------------------  ------------------------           -----------------------------------
                                                                                                                     Ratio
                                                                                                                      of
                                          Net                                                                Ratio  Invest-
                                       Realized                                                              of Net   ment
                     Net                  and      Total  Dividends                                         Expenses Income  Port-
                    Asset             Unrealized   from     from     Distri-           Net            Net      to      to    folio
                    Value,             Gains or   Invest-    Net     butions          Asset  Total  Assets,  Average Average Turn-
                  Beginning     Net    (Losses)    ment    Invest-    from    Total  Value,  Return  End of    Net     Net   over
                      of    Investment    on      Opera-    ment     Capital Distri- End of   <F4>   Period  Assets  Assets  Rate
                    Period    Income  Securities   tions   Income     Gains  butions Period   <F5>   (000s)   <F6>    <F6>   <F4>
                    ------     ----   ----------   -----   ------     -----  ------- ------- -----   -----    -----   -----  ----
BALANCED GROWTH
Mar. 30, 1992<F1>
  through Oct. 31,
  1992              $20.00     $0.28    $ 0.44    $ 0.72   $(0.23)   $  - .  $(0.23) $20.49   3.72% $ 45,653  0.75%   2.48%  29.04%
Year Ended 1993      20.49      0.47      2.27      2.74    (0.47)       -    (0.47)  22.76  13.49%   82,099  0.75%   2.24%  71.60%
Year Ended 1994      22.76      0.44     (0.66)    (0.22)   (0.44)       -    (0.44)  22.10  (0.93%)  94,657  0.75%   2.03%  59.77%
Year Ended 1995      22.10      0.49      3.77      4.26    (0.47)       -    (0.47)  25.89  19.55%   21,832  0.94%   2.05%  61.87%
Year Ended 1996      25.89      0.47      2.64      3.11    (0.47)    (0.55)  (1.02)  27.98  12.30%   29,034  1.00%   1.80%  63.91%
Year Ended 1997      27.98      0.58      4.19      4.77    (0.59)    (1.68)  (2.27)  30.48  18.07%   44,026  1.00%   2.06%  69.90%
GROWTH AND INCOME
Dec. 29, 1989<F1>
  through Oct. 31,
  1990               20.00      0.69     (2.05)    (1.36)   (0.65)       -    (0.65)  17.99  (6.96%)  65,741  0.74%   4.39%  49.85%
Year Ended 1991      17.99      0.79      3.75      4.54    (0.81)       -    (0.81)  21.72  25.63%  103,414  0.75%   3.93%  28.05%
Year Ended 1992      21.72      0.69      0.56      1.25    (0.70)       -    (0.70)  22.27   5.82%  135,713  0.75%   3.16%  31.25%
Year Ended 1993<F3>  22.27      0.56      1.63      2.19    (0.57)   (0.19)   (0.76)  23.70   9.93%  160,704  0.88%   2.44%  86.24%
Year Ended 1994      23.70      0.43     (0.03)    (0.40)   (0.42)   (0.59)   (1.01)  23.09   1.84%  164,053  0.90%   1.89%  56.85%
Year Ended 1995      23.09      0.37      5.14      5.51    (0.38)   (0.60)   (0.98)  27.62  24.75%   42,424  1.09%   1.51%  47.85%
Year Ended 1996      27.62      0.42      6.61      7.03    (0.39)   (1.19)   (1.58)  33.07  26.62%   71,310  1.15%   1.42%  51.37%
Year Ended 1997      33.07      0.37      8.92      9.29    (0.39)   (2.73)   (3.12)  39.24  30.47%  128,070  1.12%   1.09%  31.36%
EQUITY INDEX
Dec. 29, 19891
  through Oct. 31,
  1990               25.00      0.59     (3.41)    (2.82)   (0.55)       -    (0.55)  21.63 (11.46%)  35,569  0.49%   3.01%   9.09%
Year Ended 1991      21.63      0.73      6.31      7.04    (0.74)   (0.06)   (0.80)  27.87  32.90%   51,481  0.50%   2.82%   1.38%
Year Ended 1992<F2>  27.87      0.73      1.86      2.59    (0.73)   (0.01)   (0.74)  29.72   9.36%   81,070  0.50%   2.48%   5.50%
Year Ended 1993      29.72      0.75      3.32      4.07    (0.75)       -    (0.75)  33.04  13.79%   83,820  0.50%   2.32%  13.78%
Year Ended 1994      33.04      0.77      0.35      1.12    (0.75)       -    (0.75)  33.41   3.51%  107,563  0.50%   2.38%  13.28%
Year Ended 1995      33.41      0.70      7.70      8.40    (0.68)   (0.06)   (0.74)  41.07  25.79%   18,663  0.66%   2.14%   4.61%
Year Ended 1996      41.07      0.77      8.69      9.46    (0.78)   (0.35)   (1.13)  49.40  23.36%   39,656  0.66%   1.76%   7.48%
Year Ended 1997      49.40      0.80     14.33     15.13    (0.81)   (0.61)   (1.42)  63.11  31.08%   76,866  0.63%   1.40%   9.81%
GROWTH
Dec. 29, 1992<F1>
  through Oct. 31,
  1993               20.09      0.09      1.32      1.41    (0.10)       -    (0.10)  21.40   7.53%   84,467  0.89%   0.57%  46.29%
Year Ended 1994      21.40      0.06      0.06      0.12    (0.05)       -    (0.05)  21.47   0.56%  113,197  0.88%   0.30%  33.24%
Year Ended 1995      21.47    (0.02)      4.16      4.14    (0.03)       -    (0.03)  25.58  19.31%   10,105  1.09%  (0.06)% 49.84%
Year Ended 1996      25.58    (0.07)      4.81      4.74       -         -       -    30.32  18.53%   16,636  1.15%  (0.29)% 56.75%
Year Ended 1997      30.32    (0.05)      6.30      6.25       -     (1.30)   (1.30)  35.27  21.30%   25,043  1.14%  (0.16)% 62.09%
SPECIAL GROWTH
Dec. 28, 1989<F1>
  through Oct. 31,
  1990               20.00      0.22     (2.30)    (2.08)   (0.20)       -    (0.20)  17.72 (10.47%)  39,179  0.74%   1.41%  41.79%
Year Ended 1991      17.72      0.27     10.34     10.61    (0.28)       -    (0.28)  28.05  60.23%   96,017  0.75%   1.10%  48.39%
Year Ended 1992<F2>  28.05      0.17      2.18      2.35    (0.18)   (1.72)   (1.90)  28.50   8.86%  205,207  0.76%   0.65%  31.94%
Year Ended 1993      28.50      0.07      4.47      4.54    (0.08)   (0.62)   (0.70)  32.34  16.15%  347,130  0.88%   0.24%  58.80%
Year Ended 1994      32.34      0.04      0.85      0.89    (0.04)       -    (0.04)  33.19   2.77%  395,584  0.89%   0.13%  69.74%
Year Ended 1995      33.19    (0.07)      8.49      8.42       -     (0.21)   (0.21)  41.40  25.56%   87,269  1.09%  (0.19)% 79.25%
Year Ended 1996      41.40    (0.13)      4.70      4.57       -     (4.59)   (4.59)  41.38  12.27%  111,159  1.13%  (0.35)%103.34%
Year Ended 1997      41.38    (0.20)      8.44      8.24       -     (5.26)   (5.26)  44.36  22.18%  147,396  1.12%  (0.50)% 97.40%
EMERGING GROWTH
Aug. 15, 1997<F1>
  through Oct. 31,
  1997               10.00      0.02      0.29      0.31       -         -       -    10.31   3.10%    5,355  1.15%   0.93%  14.51%
MICROCAP
Aug.1, 1995<F1>
  through June 30,
  1996               10.00    (0.02)      6.10      6.08   (0.04)    (0.62)  (0.66)   15.42  63.52%   9,036   1.99%  (0.36)%283.67%
July 1, 1996
  through Oct. 31,
  1996               15.45    (0.08)      0.82      0.74       -         -       -    16.16   4.80%   9,273   1.97%  (1.69)% 64.44%
Year Ended 1997      16.16    (0.18)      4.24      4.06       -     (2.75)  (2.75)   17.47  29.78%  16,793   1.95%  (1.45)%158.39%
INTERNATIONAL
  EQUITY
Apr. 28, 1994<F1>
  through Oct. 31,
  1994               20.00      0.04     (0.05)    (0.01)     -          -      -     19.99  (0.05%)  23,756  1.49%   0.44%   6.55%
Year Ended 1995      19.99      0.08     (0.87)    (0.79)   (0.04)   (0.01)   (0.05)  19.15  (3.95%)   1,633  1.70%   0.46%  15.12%
Year Ended 1996      19.15      0.07      1.43      1.50    (0.07)   (0.37)   (0.44)  20.21   7.95%    3,769  1.75%   0.37%  31.57%
Year Ended 1997<F7>  20.21      0.06    (1.10)    (1.04)    (0.13)   (0.46)   (0.59)  18.58  (5.30%)   6,502  1.75%   0.25%  97.09%

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
     FIRMCO.
<F3> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
     FIRMCO.
<F4> Not annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for the
     period ended October 31, 1992 for the Balanced Growth Fund, for the period ended October 31, 1993 for the Growth Fund, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the
     MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F5> The total return calculations for the Funds do not reflect the maximum sales charge of 4.00%.
<F6> Annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for the
     period ended October 31, 1992 for the Balanced Growth Fund, for the period ended October 31, 1993 for the Growth Fund, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F7> Effective September 2, 1997, Hansberger Global Investors, Inc. assumed the investment sub-advisory responsibilities of State Street Global Advisors.

FINANCIAL HIGHLIGHTS (CONTINUED)
                          Supplemental Data
                              and Ratios
                              ----------

                               Average
                              Commission
                                 Rate
                                 ----
BALANCED GROWTH
Mar. 30, 1992<F1> through
  Oct. 31, 1992                 N/A
Year Ended 1993                 N/A
Year Ended 1994                 N/A
Year Ended 1995                 N/A
Year Ended 1996               $0.0581
Year Ended 1997                0.0552
GROWTH AND INCOME
Dec. 29, 1989<F1> through
  Oct. 31, 1990                 N/A
Year Ended 1991                 N/A
Year Ended 1992                 N/A
Year Ended 1993<F3>             N/A
Year Ended 1994                 N/A
Year Ended 1995                 N/A
Year Ended 1996               $0.0573
Year Ended 1997                0.0558
EQUITY INDEX
Dec. 29, 19891 Through
  Oct. 31, 1990                 N/A
Year Ended 1991                 N/A
Year Ended 1992<F2>             N/A
Year Ended 1993                 N/A
Year Ended 1994                 N/A
Year Ended 1995                 N/A
Year Ended 1996               $0.0604
Year Ended 1997                0.0592
GROWTH
Dec. 29, 1992<F1> through
  Oct. 31, 1993                 N/A
Year Ended 1994                 N/A
Year Ended 1995                 N/A
Year Ended 1996               $0.0582
Year Ended 1997                0.0557
SPECIAL GROWTH
Dec. 28, 1989<F1>through
  Oct. 31, 1990                 N/A
Year Ended 1991                 N/A
Year Ended 1992<F2>             N/A
Year Ended 1993                 N/A
Year Ended 1994                 N/A
Year Ended 1995                 N/A
Year Ended 1996               $0.0576
Year Ended 1997               0.0550
EMERGING GROWTH
Aug. 15, 1997<F1> through
  Oct. 31, 1997               $0.0493
MICROCAP
Aug.1, 1995<F1> through
  June 30, 1996               $0.0493
July 1, 1996 through          0.0460
  Oct. 31, 1996               0.0475
Year Ended 1997
INTERNATIONAL EQUITY
Apr. 28, 1994<F1> through
  Oct. 31, 1994                 N/A
Year Ended 1995                 N/A
Year Ended 1996               $0.0167
Year Ended 1997<F7>            0.0087

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
<F3> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
<F4> Not annualized for the period ended October 31, 1990 for the Growth and
     Income, Equity Index and Special Growth Funds, for the period ended October 31, 1992 for the Balanced Growth Fund, for the period ended October 31, 1993 for the Growth Fund, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F5> The total return calculations for the Funds do not reflect the maximum sales charge of 4.00%.
<F6> Annualized for the period ended October 31, 1990 for the Growth and
     Income, Equity Index and Special Growth Funds, for the period ended October 31, 1992 for the Balanced Growth Fund, for the period ended October 31, 1993 for the Growth Fund, for the period ended October
     31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
<F7> Effective September 2, 1997, Hansberger Global Investors, Inc. assumed the investment sub-advisory responsibilities of State Street Global
     Advisors.


PERFORMANCE HISTORY
                                                             SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN* 1 YEAR  5 YEARS  10 YEARS      (INCEPTION DATE)
-------------------------------------------------------------------------------
SHORT-TERM BOND MARKET        4.08%    5.27%    7.20%              N/A
INTERMEDIATE BOND MARKET      4.93%     -         -       6.00%  (Jan. 5, 1993)
TAX-EXEMPT INTERMEDIATE
  BOND                        3.47%     -         -       4.41%  (Feb. 8, 1993)
BOND IMMDEX/TM                6.51%    7.17%    8.61%              N/A
BALANCED GROWTH              13.33%   11.34%      -      10.80%  (Mar. 30, 1992)
GROWTH AND INCOME            25.24%   17.24%      -      13.70%  (Dec. 29, 1989)
EQUITY INDEX                 25.83%   18.12%   16.05%              N/A
GROWTH                       16.46%     -         -      12.66%  (Dec. 29, 1992)
EMERGING GROWTH*                -       -         -      (1.06)% (Aug. 15, 1997)
MICROCAP                     24.61%     -         -      39.97%  (Aug. 1, 1995)
INTERNATIONAL EQUITY         (9.08)%    -         -      (1.68)% (Apr. 28, 1994)
SPECIAL GROWTH               17.30%   14.56%      -      15.42%  (Dec. 28, 1989)
FIRMCO'S COLLECTIVE
  INVESTMENT "B FUND"**      24.23%   16.30%   17.68%              N/A
-------------------------------------------------------------------------------

* Average annual total return calculations are for periods ended October 31, 1997. The return for the Emerging Growth Fund represents its cumulative return from inception and is not annualized. Share performance reflects the deduction of the current maximum sales charge of 2.00% and 4.00% for the Bond and Equity Funds, respectively.

** FIRMCO'S Collective Investment "B Fund" is a private account managed using substantially the same investment objective, policies and restrictions as the Firstar Special Growth Fund.

The performance of the Short-Term Bond Market, Bond IMMDEX/TM, and Equity Index Funds for the period prior to December 29, 1989 is represented by the performance of collective investment funds ("Collective Investment Funds") which operated prior to the effectiveness of the registration statement of the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds. At the time of the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' inception, each Collective Investment Fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as its corresponding Firstar Fund. In connection with the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' commencement of operations, on December 29, 1989, each Collective Investment Fund transferred its assets to its Firstar Fund equivalent.

At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent objectives, policies, guidelines and restrictions to those of the Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds.

The Special Growth Fund is managed by FIRMCO using substantially the same investment objective, polices and restrictions as the FIRMCO managed collective investment fund Special Equity Growth Fund B (the "B Fund").

During the period prior to August 1997, the Special Growth Fund was managed with an investment focus which differed from that of the B Fund. At that time, the Special Growth Fund's prior focus on small- to medium-sized companies was shifted to a focus on companies with a slightly larger minimim capitalization, with a slightly higher range of anticipated median capitalizations for the Fund. As a result of this shift, the Special Growth Fund currently focuses on companies meeting the same capitalization size criteria as those for the B Fund is relevant to a shareholder in the Firstar Special Growth Fund.

The Collective Investment Funds were not and the B Fund is not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940
Act and the Internal Revenue Code. If the Collective Investment Funds and the B Fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the Collective Investment Funds has been restated to reflect the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' respective actual expenses during each such Fund's first fiscal year. The performance of the B Fund has been restated to reflect the Special Growth Fund's current expenses for retail shares and its maximum 4.00% sales charge. Performance quotations of each Collective Investment Fund and the B Fund represent past performance of the FIRMCO managed collective funds, which are separate and distinct from Firstar Special Growth Fund, Short-Term Bond Market Fund, Bond IMMDEX/TM Fund and Equity Index Fund; do not represent past performance of those Funds; and should not be considered as representative of future results of the Funds.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment sub-advisor to the Firstar International Equity Fund. The Firstar International Equity Fund is managed by the portfolio management team of James Chaney, Robert Mazuelos and John Hock of Hansberger Global Investors, Inc. Mr. Chaney is primarily responsible for the day to day management of the Fund and he uses substantially the same investment objective, policies, restrictions and strategies as the Templeton Institutional Funds, Inc.

Foreign Equity Series (the "Templeton Fund"), which was previously managed by Mr. Chaney. During Mr. Chaney's tenure as the Templeton Fund's portfolio manager from October 1, 1993 to June 30, 1996, the Templeton Fund's average annual total return was 13.59% and the average annual total return for the year ended June 30, 1996 was 16.89%. During the period October 1, 1993 through June 30,1996, the expense ratio of the Templeton Fund ranged between 1.00% and .88% of the Fund's average net assets and the Templeton Fund did not waive any portion of its fees. The expense ratio of the Firstar International Equity Fund since January 9, 1995, when the Retail Shares of the Fund were offered, has been 1.75% of the Fund's average net assets; previously and since inception, the expense ratio had been 1.50% of the Fund's average net assets. Performance quotations of the Templeton Fund represent past performance of the Templeton managed fund, which is separate and distinct from the Firstar International Equity Fund; do not represent past performance of the International Equity Fund; and should not be considered as representative of future results of the International Equity Fund.

Prior to January 10, 1995, the Fund offered to retail and institutional investors one series of shares with neither a sales charge nor a 0.25% service organization fee. Retail Share performance reflects the deduction of the current maximum sales charge of 2.00% and 4.00% for the Bond and Equity Funds respectively, but for periods prior to January 10, 1995, Retail Share performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.


INVESTMENT OBJECTIVES AND POLICIES
The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the
     Firstar Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

MONEY MARKET FUNDS
MONEY MARKET FUND
The investment objective of the Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). The Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets.

The Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors') of Firstar Funds, Inc. ("Firstar" or the "Company'). First
Tier Eligible Securities include, generally, (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued or guaranteed by persons with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. Appendix A to the SAI includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which the Fund invests.

The Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Money Market Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

The Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit the Fund to demand payment of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

The Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund will be regarded as illiquid.

The Money Market Fund may agree to purchase U.S. government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. The Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund may also purchase stripped U.S. government obligations and government-backed trusts. For further discussion of U.S. government securities, see "U.S. Treasury Money Market Fund and U.S. Government Money Market Fund." For a discussion of stripped securities in which the Money Market Fund may invest, see "Other Investment Information - Stripped Securities."

The Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Such instruments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. For a discussion of the inherent risks of foreign securities, see "Other Investment Information - Foreign Securities."


U.S. TREASURY MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND
The investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S. Treasury (bills, certificates of indebtedness, notes and bonds). However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in U.S. government obligations. Such U.S. government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. Government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority. The U.S. Government Money Market Fund may also purchase stripped U.S. government obligations and government-backed trusts. For further discussion of U.S. government obligations, see "Other Investment Information - Government Obligations." For a discussion of stripped securities in which the U.S. Government Money Market Fund may invest, see "Other
Investment Information - Stripped Securities."

The U.S. Treasury Money Market Fund and U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund" above for a discussion of repurchase agreements.

Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

TAX-EXEMPT MONEY MARKET FUND
The investment objective of the Tax-Exempt Money Market Fund is to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") which meet the Fund's quality requirements set forth below.
During normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The Tax-Exempt Money Market Fund will purchase only Municipal Obligations that are First Tier Eligible Securities as defined above under "Money Market Fund."

Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. See "Other Investment Information - Foreign Securities."

Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may, without limit, hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.

The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment' basis. For more information, see "Other Investment Information - When Issued Purchases and Forward Commitments."

The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Obligations, the issuers of which are located in the same state and the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

BOND FUNDS
                          COMPARISON OF FIRSTAR BOND FUNDS
      ----------------------------------------------------------------------
     SHORT-TERM                 INTERMEDIATE-TERM           FULL-TERM BOND
      BOND FUND                     BOND FUNDS                   FUND
     ------------         -------------     ------------      -----------
       FIRSTAR               FIRSTAR          FIRSTAR           FIRSTAR
      SHORT-TERM          INTERMEDIATE       TAX-EXEMPT          BOND
     BOND MARKET           BOND MARKET      INTERMEDIATE       IMMDEX/TM
         FUND                 FUND           BOND FUND           FUND
    -------------         ------------      -----------       -----------
    The Benchmark:       The Benchmark:    The Benchmark:   The Benchmark:
 Lehman Bros. 1-3 Yr.     Lehman Bros.      Lehman Bros.      Lehman Bros
     Gov't./Corp.         Intermediate     5-Year General    Gov't./Corp.
         Bond             Gov't./Corp.       Obligation          Bond
        Index              Bond Index        Bond Index          Index
   Average Quality*     Average Quality*  Average Quality* Average Quality*
     of Holdings           of Holdings      of Holdings       of Holdings
         - AA                 - AA             - AAA             - AA
  Average Maturity*     Average Maturity*Average Maturity* Average Maturity*
      2.5 Years             5.2 Years        5.1 Years        10.3 Years
      1.7 Years             3.3 Years        4.2 Years         5.2 Years
       Duration             Duration          Duration         Duration

LEHMAN BROTHERS IS NEITHER A SPONSOR OF NOR IN ANY WAY AFFILIATED WITH FIRSTAR FUNDS.

Average quality, maturity and duration reflect the portfolios as of October 31, 1997, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in this Prospectus.
*Dollar-weighted average of portfolio securities held by the Funds.

TAXABLE BOND FUNDS

SHORT-TERM BOND MARKET FUND

INTERMEDIATE BOND MARKET FUND

BOND IMMDEX/TM FUND

INVESTMENT OBJECTIVES. The Short-Term Bond Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the "Lehman 1-3 Gov't./Corp."). The Intermediate Bond Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Lehman Intermediate Gov't./Corp."). The Bond IMMDEX/TM Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index (the "Lehman Gov't./Corp.").

Each Fund will attempt to achieve its objective by maintaining a comparable duration to that of its benchmark index, and may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Funds, therefore, are not "index" funds, which typically hold only securities that are included in the indices they attempt to replicate.

DESCRIPTION OF BOND INDICES. The bond indices are market value weighted total return indices measuring both the principal price changes of and income provided by the underlying universe of securities that comprise the respective index. The bond indices are intended to measure performance of their respective fixed-rate debt market over given time intervals and differ with respect to the maturity range of securities included. Each index is comprised of U.S. Treasury securities, U.S. government agency securities, dollar denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations satisfying the following criteria as defined by Lehman Brothers:

      - Fixed-rate debt (as opposed to variable-rate debt);
      - At least one year until maturity;
      - Minimum outstanding par value of $100 million;
      - Minimum quality rating of Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard and Poor's Rating Group ("S&P'), or BBB by Fitch IBCA, Inc. ("Fitch"); and

     LEHMAN 1-3 GOV'T./CORP.
     - From one to three years remaining until maturity.

     LEHMAN INTERMEDIATE GOV'T./CORP.
     - From one to ten years remaining until maturity.

     LEHMAN GOV'T./CORP.
     - From one to thirty years or more remaining until maturity.

As of October 31, 1997, 1,027 issues were included in the Lehman 1-3 Gov't./Corp. representing $1.0 trillion in market value; 3,924 issues were included in the Lehman Intermediate Gov't./Corp. representing $2.4 trillion in market value; and 5,598 issues were included in the Lehman Gov't./Corp. representing $3.4 trillion in market value.

INVESTMENT TECHNIQUES. In constructing and maintaining each Fund's portfolio, the Adviser attempts to maintain an overall interest rate sensitivity equivalent to its respective bond index and is intended to produce an annual rate of total return, before Fund expenses, comparable to that of the respective bond index. These techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

The approach employed by the Adviser in managing each Fund's portfolio is to define and measure the various duration characteristics of each bond index. "Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

APPLICATION OF INVESTMENT TECHNIQUES. The Adviser will select securities for each Fund's portfolio based upon their expected contribution to the portfolio's overall duration and total return as compared to each bond index. The Adviser expects that typically each Fund will hold less than 200 securities that in the aggregate have similar price sensitivities or durations as the respective bond index. Although the Adviser expects that as a general matter a significant percentage of the securities acquired by each Fund will also be securities that are included in the respective bond index, each Fund may invest more than 50% of its total assets in securities that are not so included.

In order to reduce a negative deviation in return between each Fund and the respective bond index, each Fund will normally attempt to be fully invested. The Adviser may engage in practices that are intended to achieve an enhanced return, before Fund expenses, over the respective bond index. As indicated above, each Fund will hold only a percentage of the large number of issues included in its respective bond index. In addition, a Fund may hold securities which are not included in its respective bond index, including stripped government, asset-backed and mortgage-backed obligations, collateralized mortgage obligations, medium-term notes and Eurobonds, among others. This permits the Adviser to engage in sampling and other strategies that are designed to achieve an enhanced incremental gross return above the return on the respective bond index. For example, the Adviser may, in light of current changes in market conditions, "swap" portfolio securities whereby a bond or a group of bonds is sold and another bond or group of bonds is bought that has similar duration characteristics but, in the Adviser's opinion, a higher expected return. Furthermore, the percentage mix of government and corporate issues held by a Fund will differ from the percentage included in its respective bond index whenever, in the Adviser's judgment, such a mix is desirable. Moreover, the average quality of bonds held by each Fund (which is expected to be at least the second highest rating category - AA by S&P or Aa by Moody's) may vary from the average quality of bonds included in its respective bond index, and in selecting among the various securities available for investment by a Fund the Adviser will make its own creditworthiness determinations. These and other practices, although intended to result in a positive incremental return in favor of a Fund, may instead result in a negative deviation.

In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will continue to monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. It should be recognized, however, that while the sensitivity of a Fund's portfolio to interest rate changes is expected to be similar to that of its respective bond index, because of the smaller number of issues held by a Fund, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of a Fund to a greater degree than such events will influence its respective bond index and may prevent a Fund from attaining its investment objective for particular periods. In the event the performance of a Fund is not comparable to the performance of its respective bond index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

Each Fund's policy is to invest at least 65% of the total value of its assets in a broad range of corporate, government, government agencies, stripped government, asset-backed and mortgage-backed and collateralized mortgage obligations during normal market conditions, as described in greater detail below. The duration of a Fund will be similar to its respective bond index during normal market conditions. In addition, the effective dollar-weighted average portfolio maturity of each Fund's portfolio will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and greater than five years for the Bond IMMDEX/TM Fund during normal market conditions.

The calculation of a Fund's duration and average portfolio maturity will, however, be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described above. Debt obligations acquired by each Fund will be "investment grade" at the time of purchase by S&P, Moody's or other nationally recognized rating agencies. That is, obligations will be rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. See Appendix A to the SAI for a description of applicable debt ratings.

Each Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. The Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments described under "Other Investment Information.' Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, the Fund will not purchase any such annuities.

The Funds may invest in certain other securities not contained in the indices such as options, futures, repurchase agreements and other cash market instruments. See "Other Investment Information."

The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

TAX-EXEMPT INTERMEDIATE BOND FUND
The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The Fund will invest primarily in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. In pursuing its investment objective, the Fund invests in a diversified portfolio of Municipal Obligations (as defined above under "Tax-Exempt Money Market Fund'). As a fundamental policy, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes, except during defensive periods. (See "Investment Limitations.") The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund.

For a discussion of "General Obligation," "Revenue" and "Moral Obligation" securities, see "Tax-Exempt Money Market Fund" previously referenced.

Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects. For a discussion of the risks involved with concentrating in such types of investments, see "Tax-Exempt Money Market
Fund.'

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

Municipal Obligations purchased by the Fund will be investment grade at the time of purchase. See "Taxable Bond Funds - Application of Investment Techniques" above for a description of "investment grade securities." The Fund may also purchase Municipal Obligations which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser or have comparable ratings from other nationally recognized rating agencies. The Fund may also acquire municipal notes and other short-term obligations rated SP-1 by S&P, or MIG-1 by Moody's; tax-exempt commercial paper rated A-1 or higher by S&P, or VMIG-1 by Moody's. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets. As indicated, the Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. Except during temporary defensive periods, at least 65% of the Fund's total assets will be invested in bonds and debentures. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. See "Other Investment Information - Foreign Securities."

Municipal Obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

From time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Other Investment Information - Money Market Instruments' below. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's net assets at the time of purchase.

The Fund may purchase put options on Municipal Obligations. A put gives the Fund the right to sell a Municipal Obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related Municipal Obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. See "Tax-Exempt Money Market Fund" for a description of stand-by commitments.

In addition, the Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

EQUITY FUNDS

BALANCED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The Fund seeks to achieve its objective through a policy of diversified investments in fixed-income and equity securities. Equity securities will be selected on the basis of their potential for capital appreciation. Current income will not be a significant consideration in the selection of equity securities. Fixed-income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed-income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index on a consistent basis. In investing in fixed-income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman Brothers Government/Corporate Bond Index see "Bond Funds - Description of Bond Indices." For a description of the specialized quantitative investment techniques see "Investment Techniques" below).

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times. The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

INVESTMENT TECHNIQUES. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts (ADRs), in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations between $100 million and $10 billion. The median stock market capitalization is generally anticipated to be between $1 billion and $3 billion and the weighted average stock market capitalization is generally anticipated to be between $1.5 billion and $5 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

In constructing and maintaining the fixed-income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before Fund expenses, comparable to that of the Lehman Brothers Government/Corporate Bond Index. See "Bond Funds - Description of Bond Indices." Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

Fixed-income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed-income securities without regard to any maturity limitation.

Debt obligations acquired by the Fund will be "investment-grade," as described above under "Taxable Bond Funds - Application of Investment Techniques,' at the time of purchase, or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

GROWTH AND INCOME FUND
INVESTMENT OBJECTIVE. The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. In seeking to obtain "reasonable income," the Fund will emphasize income-producing securities.

Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in income-producing equity securities and each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. In addition to dividend considerations, the Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with smaller market capitalizations. The median stock market capitalization is generally expected to be between $5 billion and $10 billion and the weighted average stock market capitalization between $12 billion and $25 billion.

In addition to investments in common stocks, the Fund may invest in bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in non-investment grade securities. Up to 25% of the Fund's total assets may be invested, either directly or through sponsored ADRs, in the securities of foreign issuers. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.

The Fund may, to the extent consistent with its investment objective, purchase non-convertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques,' at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

EQUITY INDEX FUND
INVESTMENT OBJECTIVE. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index.

In seeking to attain its investment objective, the Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a statistical basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations. The S&P 500 Index and the Equity Index Fund currently have a median stock market capitalization of $6.6 billion and a weighted average stock market capitalization of $53 billion. Standard & Poor's makes no representation or warranty, implied or expressed, to the purchasers of Fund shares, or any member of the public, regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

PORTFOLIO MANAGEMENT. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Equity Index Fund are not managed in this manner, however. Instead, with the aid of a computer program, the Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index, taking into account redemptions, sales of additional Fund shares and other adjustments as described below.

The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500 Index. The Adviser believes, however, that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index.

The Adviser believes the Fund will, under normal conditions, hold securities of approximately 400 to 475 issuers included in the S&P 500 Index, and that the quarterly performance of the Fund and the S&P 500 Index will be within +1-0.3% under normal market conditions. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Adviser will monitor the Fund's investment with a bias towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.

The Fund invests primarily in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, however, the Fund will from time to time receive, as a part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500 Index, securities that are themselves outside the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

A portion of the Fund's assets may be invested in options and futures contracts as described below under "Other Investment Information."

GROWTH FUND
INVESTMENT OBJECTIVE. The investment objective of the Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of large-sized companies, selected on the basis of their potential for price appreciation. Current income is not a significant consideration in the selection of securities for this Fund.

The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in ADRs , in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks.

The Fund generally invests in large-sized companies, with stock market capitalizations over $3 billion, that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Adviser intends to focus its selection of securities on large-sized companies and anticipates the Fund's median capitalization would be between $4 billion and $8 billion; compared with the S&P 500 Index which currently has a median capitalization of $6.6 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with market capitalizations below $3 billion.

The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

SPECIAL GROWTH FUND INVESTMENT OBJECTIVE. The investment objective of the Special Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of medium-sized companies. Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in ADRs, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in medium-sized companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among medium-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $700 million and $5 billion are considered by the Adviser to be medium-sized. The Fund generally anticipates its median stock market capitalization will be between $1 billion to $5 billion and its weighted average will be between $2 billion and $5 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

Securities of unseasoned companies, that is, companies with less than three years' of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies. In addition, the Adviser may, to the extent consistent with the Fund's investment objective of capital appreciation, acquire for the Fund bonds and other debt securities. Non-convertible debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.
In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital gain.

EMERGING GROWTH FUND
INVESTMENT OBJECTIVE. The investment objective of the Emerging Growth Fund is capital appreciation. The Fund seeks to achieve its objective primarily through investment in securities of small-sized companies. Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in ADRs, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in small-sized companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics, which include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among small-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $250 million and $2 billion are considered by the Adviser to be small-sized. The Fund generally anticipates its median stock market capitalization will be between $500 million and $1.5 billion and its weighted average will be between $750 million and $1.25 billion. From time to time, the Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 10% of the value of its total assets in the securities of unseasoned companies.

Non-convertible debt obligations acquired by the Fund will be "investment grade' at the time of purchase. That is, these obligations will be rated within the four highest rating categories by Standard and Poor's Rating Group ("S&P") (AAA, AA, A and BBB), Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or other nationally recognized rating agencies. Unrated obligations will be determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating my be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.

In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain.

MICROCAP FUND
INVESTMENT OBJECTIVE. The investment objective of the MicroCap Fund is capital appreciation. The Fund seeks to achieve its objective primarily through investments in securities of small companies. At least 65% of the Fund's total assets will be invested in securities of small capitalization companies (companies with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $400 million). Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

Most of the equity securities held by the Fund will be common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. In addition to investing in common stocks, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in small companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics, which include, among other factors, low debt, high return on equity substantially and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund generally anticipates the median stock market capitalization of the securities it purchases will be between $50 million and $250 million and the weighted average of such securities will be between $100 million and $250 million at the time of purchase. The Fund may invest from time to time a portion of its assets, not to exceed 35% at the time of purchase, in companies with market capitalizations in excess of the median market capitalization of the Russell 2000 Index, which is currently approximately $400 million. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund, consistent with its investment objective, may continue to hold the security.

Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies.

Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.

The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund may engage in short sales as further described below under "Other Investment Information." In view of the specialized nature of its investment activities, investment in the Fund will be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume considerably more risk than the risks presented by a mutual fund that invests in companies traded on a national securities exchange or NASDAQ. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or that the value of the Fund's investments will not decline in value. For these reasons, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits and income.

INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE. The investment objective of the International Equity Fund is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. Income will be an incidental consideration. The Fund pursues its objective by investing under normal market conditions substantially all (and in any event at least 65%) of the value of its total assets in foreign common stocks and equity related securities (including convertible securities and warrants).

The Sub-Adviser's investment decisions rely on a fundamental analysis of securities with a long-term investment perspective. The Sub-Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries. The Sub-Adviser believes that this international search provides more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest more than 80% of its invested assets (excluding its cash position) in issuers located in at least three countries other than the United States.

Although the Fund generally invests in common stocks, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when the Sub-Adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other depository receipts (collectively, "Depository Receipts"). For further discussion of Depository Receipts, see "Other Investment Information" below.

The Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities and securities indices, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Adviser (or Sub-Adviser), the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described below under "Other Investment Information" and under the heading "Investment Objectives and Policies" in the SAI. Whenever, in the judgment of the Adviser (or Sub-Adviser), market or economic conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Other Investment Information - Money Market Instruments" below.
Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

OTHER INVESTMENT INFORMATION
MONEY MARKET INSTRUMENTS. The Funds may hold short-term U.S. government obligations, high quality money market instruments (I.E., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, or if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but they must satisfy the criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks. For temporary defensive purposes, during periods in which the Adviser (or the Sub-Adviser) believes changes in economic, financial or political conditions make it advisable, the International Equity Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities may consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Adviser (or the Sub-Adviser) believes to be of high quality, i.e., subject to relatively low credit risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the four highest rating categories by rating services such as Moody's or S&P. To the extent the Fund invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective.

SECURITIES OF OTHER INVESTMENT COMPANIES. In connection with the management of daily cash positions, each Money Market Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method valuation. In addition, the Bond and Equity Funds may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. Certain emerging countries permit, however, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries through specifically authorized investment funds. The International Equity Fund may invest in these investment funds, as well as other closed-end investment companies. None of the Funds will invest in any other Firstar Fund. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

GOVERNMENT OBLIGATIONS. To the extent consistent with their investment objectives, the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Growth Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balance Growth Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (I.E., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

Presently, there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will invest less than 50% of their respective total assets in CMOs.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

ZERO COUPON OBLIGATIONS. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds may acquire zero coupon obligations. Zero coupon obligations have greater price volatility than similar maturity coupon obligations and will not result in the payment of interest until maturity. The Funds will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with such Fund's investment objective. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

RESTRICTED SECURITIES. Each Fund will not knowingly invest more than 10% (except the MicroCap Fund which will not knowingly invest more than 15%) and in all cases will not invest more than 15%, of the value of its respective net assets in securities that are illiquid at the time of purchase. These securities may present a higher degree of business and financial risk, which can result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less, or unless the Board of Directors or the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund), pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists). (The MicroCap Fund may invest up to 15% of the value it its net assets in securities which are not registered under the Act but which can be sold to "qualified institutional buyers' in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security, This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.)

BORROWINGS. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each non-money market Fund and the Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment' basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% (except the MicroCap Fund which is limited to 20%) of the value of its total assets absent unusual market conditions, and in the case of the Tax-Exempt Money Market Fund a forward commitment or commitment to purchase will not exceed forty-five days. These Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

SHORT SALES. The MicroCap Fund may enter into short sales with respect to its equity security holdings. In a short sale transaction, the MicroCap Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

When the MicroCap Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of liquid assets securities equal to the difference between: (a) the market value of the security sold short as calculated on a daily basis and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the MicroCap Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short. Short sale transactions will be conducted so that not more than 20% of the value of the MicroCap Fund's net assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

FOREIGN SECURITIES. Each Fund, except the U.S. Treasury Money Market, U.S. Government Money Market and Equity Index Funds, may invest in foreign securities. The Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. The Tax-Exempt Money Market Fund may purchase Municipal Obligations backed by letters of credit issued by foreign banks. The remaining Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions.

Investments in foreign securities, whether made directly or through ADRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds, with the exception of the International Equity Fund, do not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. See the section entitled "Foreign Currency Transactions" below for the International Equity Fund. The Funds and their shareowners may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Equity Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Equity Fund is expected to be volatile.

AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS"), AND GLOBAL DEPOSITORY RECEIPTS ("GDRS"). The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth and International Equity Funds may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

The International Equity Fund may also invest in unsponsored ADRs. In unsponsored ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts.

The International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. EDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs, in bearer form, are designed for use in the European securities markets. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. They are designed for trading in non-U.S. securities markets. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. See "Other Investment Information - Foreign Securities" above for a discussion of certain risks in investing in foreign securities.

SECURITIES LENDING. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend portfolio securities.

STRIPPED SECURITIES. To the extent consistent with their investment objectives, the Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Growth Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities. The U.S. Government Money Market Fund may also invest in government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

OPTIONS. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index and MicroCap Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. The International Equity Fund may purchase put and call options without limit. Such options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and International Equity Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index, MicroCap and the International Equity Funds may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index and MicroCap Funds will not exceed 5%, 5%, 5%, 25%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter and during the current year the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction' (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however, the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. For additional information relating to option trading practices and related risks, see the SAI.

FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index, MicroCap and International Equity Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Equity Index Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

Successful use of futures by the Fund is also subject to the Adviser's (or Sub-Adviser's) ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.
Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator.'

The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Growth and Income Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the SAI.

FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may enter into forward foreign currency exchange contracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. This Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. This Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. This Fund may also hedge its foreign currency exchange rate risk by entering into foreign currency futures contracts ("currency futures"). The forecasting of short-term currency market movements is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.

Except where segregated accounts are not required under the 1940 Act, when this Fund enters into a forward contracts or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of this Fund in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts. See "Investment Objectives and Policies" in the SAI.

CONVERTIBLE SECURITIES AND WARRANTS. The Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may invest in convertible securities and warrants, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

During normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or Adviser and Sub-Adviser with regard to the International Equity
Fund) to be of comparable quality to a security rated investment grade; or (3) in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Equity Fund) will consider such an event in determining whether a Fund should continue to hold the security. The Adviser (and Sub-Adviser for the International Equity Fund) will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of a Fund's net assets.

The Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the International Equity Fund's net assets. Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.

CONCENTRATION. The Adviser (and Sub-Adviser for the International Equity Fund) anticipates that from time to time certain industry sectors will not be represented in the portfolios of the Equity Funds while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser (and Sub-Adviser for the International Equity Fund) will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and each Fund's investments will be diversified among individual issuers. The MicroCap Fund will not purchase securities of any issuer which would cause 10% or more of the Fund's total assets at the time of purchase to be invested in that issuer. In regard to the International Equity Fund, a foreign government (but not the U.S. Government) is deemed to be an "industry" and therefore investments in obligations of any one foreign government are subject to this 25% limitation.

SMALL COMPANIES. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to greater degree of changes in their earnings and prospects.

BOND INDICES. The Lehman Brothers 1-3 Gov't./Corp., the Lehman Brothers Intermediate Gov't./Corp. and the Lehman Brothers Gov't./Corp. are trademarks of Lehman Brothers. The Funds, their Adviser and Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond indices in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond indices is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

PORTFOLIO TURNOVER. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See "Financial
Highlights' for the Funds' portfolio turnover rates.

LOWER RATED DEBT SECURITIES. The International Equity Fund may invest up to 5% of its net assets in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as "junk bonds" or "high risk" securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent.

SOVEREIGN DEBT. The International Equity Fund may invest up to 5% of its net assets in obligations of foreign countries and political entities ("Sovereign Debt'), which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

BRADY BONDS. The International Equity Fund may invest up to 5% of its net assets in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds.


PURCHASE OF SHARES
THE MICROCAP FUND IS CURRENTLY CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND. THE FUND MAY REOPEN FROM TIME-TO-TIME AT THE COMPANY'S DISCRETION.

Retail Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

THE MINIMUM INITIAL INVESTMENT FOR SHARES IN A FUND IS $1,000; WITH THE EXCEPTIONS OF IRAS, WHICH HAVE A MINIMUM INITIAL INVESTMENT OF $100; AND THE MICROCAP FUND WHICH IS DISCUSSED BELOW. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan, with the exception of the MicroCap Fund. The minimum initial investment for shares in the MicroCap Fund is $10,000. The minimum subsequent investment is $100. The maximum investment is $5,000,000. Purchase orders for shares may be placed through the transfer agent of the Funds, registered representatives of Firstar Investment Services, Inc. ("FIS"), or organizations that have entered into distribution or servicing agreements with the Funds (including FIS, "Shareowner Organizations"). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below.

Once each business day, two share prices are calculated for each Bond and Equity
Fund: the offering price and the net asset value (NAV). Retail Shares are purchased at the offering price which is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as indicated below:


                                                                SHAREHOLDER
                                                                ORGANIZATION
                         SALES CHARGE       SALES CHARGE        REALLOWANCE
AMOUNT OF TRANSACTION  AS A PERCENTAGE     AS A PERCENTAGE    AS A PERCENTAGE
 AT OFFERING PRICE    OF OFFERING PRICE  OF NET ASSET VALUE  OF OFFERING PRICE
-------------------------------------------------------------------------------
                       EQUITY    BOND      EQUITY   BOND      EQUITY   BOND
                       FUNDS    FUNDS      FUNDS   FUNDS      FUNDS    FUNDS
-------------------------------------------------------------------------------
Less than $50,000      4.00%    2.00%      4.16%   2.04%      3.50%    1.50%
$50,000 to $99,999     3.00%    1.00%      3.09%   1.01%      2.50%    0.50%
$100,000 to $249,999   2.00%    0.50%      2.04%   0.50%      1.50%    0.25%
$250,000 or more            none                none               none
-------------------------------------------------------------------------------

The Distributor may reallow the entire sales charge to certain Shareholder Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareholder Organizations may be deemed to be underwriters under the Act .

You may purchase shares without a sales charge if: (a) you were a Firstar shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you open an account within 60 days of a redemption of Firstar Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Firstar; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase;
(e) you open an account within 60 days of a termination of a personal trust account or corporate sponsored qualified retirement plan for which Firstar Trust Company serves as administrator; (f) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity; (g) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (h) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (i) you are a spouse, parent or child of an individual who falls within the preceding categories (a), or (d) above; (j) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above; or (k) you make any purchase for your Individual Retirement Account that was opened between February 28, 1997 and January 31, 1998. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Funds in Retail Shares of the Funds or Retail Shares of other Firstar funds, within 365 days of a redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.

QUANTITY DISCOUNTS. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales charge, you must notify your Shareowner Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareowner Organization or the Firstar Funds Center at 1-800-982-8909.

RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of shares of any Firstar Fund that is purchased with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Funds on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

LETTER OF INTENT. By completing the Letter of Intent section of the purchase application ("Letter of Intent") an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent and here. The offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of shares.

QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

PURCHASE ORDERS. Investors may purchase shares of the Funds through registered representatives of Firstar Investment Services, Inc. (FIS) or directly with the Funds' transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may purchase shares of the Funds through a registered representative. Any such purchase generally will not be effective until the order is received by the Fund's transfer agent. Call 1-800-982-8909 for the Firstar Investment Office nearest you.

PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT
                  TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT
                  -------------------                            ---------------------
BY MAIL           - Complete an application and mail             - Make your check payable to Firstar
                    it along with a check payable to               Funds. Please include your sixteen digit
                    Firstar Funds, P.O. Box 3011,                  account number on your check and mail it
                    Milwaukee, WI 53201-3011.                      to the address on your statement.

OVERNIGHT         - Complete an application and deliver          - Make your check payable to Firstar
DELIVERY            it along with a check payable to               Funds. Please include your sixteen digit
                    Firstar Funds, 615 E. Michigan St.,            account number on your check and deliver
                    Milwaukee, WI 53202.                           it to the address at the left.

AUTOMATICALLY     - Call 1-800-982-8909 to obtain a              - Complete a Periodic Investment Plan
                    purchase application which includes            Application to automatically purchase
                    information for a Periodic                     more shares.
                    Investment Plan.                             - Open a ConvertiFund(R) account to
                                                                   automatically invest proceeds from one
                                                                   account to another account of the Firstar
                                                                   Family of Funds.

BY WIRE           - Call 1-800-228-1024 prior to                 - Call 1-800-228-1024 prior to sending the
                    sending the wire in order to obtain            wire in order to obtain a confirmation
                    a confirmation number and to                   number and to ensure prompt and accurate
                    ensure prompt and accurate                     handling of funds. Ask your bank to
                    handling of funds. Ask your bank to            transmit immediately available funds by
                    transmit immediately available funds           wire as described at the left. Please also
                    by wire in the amount of your                  include your sixteen digit account number.
                    purchase to: Firstar Bank Milwaukee,           The Fund and its transfer agent are not
                    N.A., ABA # 0750-00022, Firstar                responsible for the consequences of delays
                    Trust Company Account                          resulting from the banking or Federal
                    #112-952-137 for further credit to             Reserve Wire system, or from incomplete
                    [name of Fund] [name/title on the              wiring instructions.
                    account]. Fund and its transfer agent
                    are not responsible for the consequences
                    of delays resulting from the banking
                    or Federal Reserve Wire system, or
                    from incomplete wiring instructions.

BY TELEPHONE      - Call 1-800-228-1024 to exchange              - Call 1-800-228-1024 to exchange from
EXCHANGE            from another Firstar Fund account              another Firstar Fund account with the
                    with the same registration including           same registration including name,
                    name, address and taxpayer                     address and taxpayer ID number.
                    ID number.


Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the transfer agent. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

Purchase orders for Money Market Funds that are received by the transfer agent before 11:30 a.m. Central Time on a business day will be executed at that time, provided the securities dealer or financial institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of business the same day, or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders that are received before 11:30 a.m. Central Time on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 a.m. Central Time and before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange. Purchase orders for all other Funds that are received by the transfer agent in proper form (as described above) before the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on a business day, will be executed as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

Certificates for shares will be issued only upon shareowner request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information see the SAI or contact the Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


REDEMPTION OF SHARES
Redemption orders for Money Market Funds are effected at the net asset value per share next determined after receipt of the order by the transfer agent. If a redemption order is received by phone (as described below) before 11:30 a.m. Central Time on a business day, Fund shares will be redeemed as of the determination of net asset value at 11:30 a.m. Central Time. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value at 3:00 p.m. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Redemption orders for all other funds are effected at the net asset value per share next determined after receipt of the order by the transfer agent. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

REDEMPTION ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may redeem shares of the Funds through a registered representative. Any such redemption generally will not be effective until the request is received by the Fund's transfer agent. Call 1-800-982-8909 for the Firstar Investment Office nearest you.

REDEMPTION ORDERS PLACED THROUGH THE TRANSFER AGENT

BY PHONE
- Call 1-800-228-1024 with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareowner's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. [Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.]

BY MAIL, OVERNIGHT DELIVERY OR IN PERSON
- Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or deliver them (via overnight delivery or in person) to 615 E. Michigan Street, Milwaukee, WI 53202. Include the number of shares or the amount to be redeemed, your sixteen digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

AUTOMATICALLY
- Call 1-800-982-8909 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed' must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Firstar Funds Center at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to purchase, redeem or exchange by telephone will be required to provide their account number (unless opening a new account). All such telephone transactions will be tape recorded and except for transactions in Money Market Funds, confirmed in writing to the shareowner. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

CHECK REDEMPTION (MONEY MARKET FUNDS). An investor may request on the purchase application or by later written request that a Fund provide Redemption Checks ("Checks") drawn on the Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. Dividends are earned until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the particular Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks written against shares purchased by check during the previous 12 days will be returned unpaid due to uncollected funds. Checks will not be returned to shareowners after clearance. There is no charge to the investor for the use of the Checks; however, the transfer agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result. Checks are not available for non-money market funds, IRAs or other retirement plans for which Firstar acts as custodian.

OTHER REDEMPTION INFORMATION
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor must have filed a purchase application before any redemption requests can be paid.

The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000 ($100 for IRAs). The $1,000 minimum account balance applies only to accounts opened on or after February 28, 1997. Accounts opened on or before February 27, 1997 must maintain a minimum account balance of $50. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the SAI for examples of when such redemptions might be appropriate.

Questions concerning the proper form for redemption requests should be directed to Firstar Trust Company at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

INTERNET TRANSACTIONS. It is expected that the Funds will make available a service which will permit shareowners to request purchases, exchanges and redemptions of Fund shares after an account is opened on-line via the Internet. For further information on this service and to authorize this service after it is available, call Firstar Trust Company at 1-800-228-1024, and follow the instructions you receive.

Firstar and its agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or otherwise as described in the Prospectus.


SHAREOWNER SERVICES SHAREOWNER REPORTS.
The services and privileges described below are available to retail shareowners of the Funds. These may be modified or terminated at any time upon notice to shareowners.

Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year, which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of shareowner reports to be mailed to their residence should call Firstar Funds Center at 1-800-982-8909, or write to the address listed above.

Account statements will be mailed to Money Market shareowners monthly, summarizing all transactions. For all other funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption.

AUTOMATED TELERESPONSE SERVICE. Shareowners using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Trust Company at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Firstar Trust Company representative.

The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

1.   Determine closing prices for each Fund.
2.   Learn how the price of a Fund has changed from the previous day.
3.   Hear daily yields for Firstar money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested.

To speak with a Firstar Trust Company representative any time during an automated teleresponse session (during regular business hours), shareowners may press "0."

For total return information, shareowners must call Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

TELEPHONE EXCHANGE PRIVILEGE. If shares may legally be sold in the state of the investor's residence, shareowners are generally permitted to exchange their Retail Shares in a Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Firstar family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge unless a shareowner qualifies for a sales charge exemption as described in the section "Purchase of Shares." Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

Firstar reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Firstar may determine to do so with prior notice to the shareowner, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Firstar family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. Firstar, however, reserves the right to impose a charge in the future.

In order to request an exchange by telephone, a shareowner must give the account name, sixteen digit account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

RETIREMENT PLANS. The Funds offer individual retirement accounts and prototype defined contribution plans, including SIMPLE and 401(k) plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call the Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central Time on the declaration date.

Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Dividends from net investment income of the Balanced Growth, Growth and Income and Equity Index Funds are declared and paid quarterly. Dividends from net investment income of the Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds are declared and paid annually. Each non-money market Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund. The money market Funds do not expect to realize net long-term capital gains.

Dividends and distributions will reduce the net asset value of the Funds' Retail Shares of the non-money market Funds by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail Shares of the non-money market Funds or Shares of the Money Market Funds on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the transfer agent or account representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check, or by Electronic Funds Transfer if requested by the shareowner, within five business days after the end of the month or within five business days after a redemption of all of a shareowner's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


MANAGEMENT OF THE FUNDS
The business and affairs of the Funds are managed under the direction of the Board of Directors of the Firstar Funds, Inc. ("Firstar" or the "Company"). The SAI contains the name and background information regarding each Director.

ADVISORY SERVICES
FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $22.3 billion in assets under active management, of which $13.4 billion is invested in fixed income and money market securities and $8.9 billion in equity securities. Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds' and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions; this agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales (except for the International Equity Fund). Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the Fund's investment program, general investment criteria and policies. Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to delegate its duties under that agreement to another adviser. As described below, the Adviser has retained Hansberger Global Investors, Inc. with respect to the International Equity Fund's investments.

The Adviser (or Sub-Adviser for the International Equity Fund) is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser (or Sub-Adviser), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Equity Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.50% on the first $2 billion of the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, plus 0.40% on average daily net assets in excess of $2 billion; 0.60% for the Short-Term Bond Market Fund; 0.50% for each of the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds; 0.30% for the Bond IMMDEX/TM Fund; 0.75% for each of the Balanced Growth, Growth and Income, Growth, Special Growth and Emerging Growth Funds; 0.25% for the Equity Index Fund; 1.50% for the MicroCap Fund; 1.50% on the International Equity Fund's first $25 million, 1.25% on the next $75 million, and 1.10% on average daily net assets in excess of $100 million. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1997, at the annual rate of 0.33% for the Money Market Fund, 0.40% for the U.S. Treasury Money Market Fund, 0.47% for the U.S. Government Money Market Fund, 0.42% for the Tax-Exempt Money Market Fund, 0.32% for the Short-Term Bond Market Fund, 0.35% for the Intermediate Bond Market Fund, 0.19% for the Tax-Exempt Intermediate Bond Fund, 0.30% for the Bond IMMDEX/TM Fund, 0.57% for the Balanced Growth Fund, 0.75% for the Growth and Income Fund, 0.75% for the Growth Fund, 0.25% for the Equity Index Fund, 0.75% for the Special Growth Fund, 0.47% for the Emerging Growth Fund, 1.50% for the MicroCap Fund and 0.77% for the International Equity Fund.

The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

Hansberger Global Investors, Inc., a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, provides sub-advisory services to the International Equity Fund. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, the Sub-Adviser formulates and implements a continuous investment program for the Fund, selects investments in accordance with the Fund's investment objective and policies and places orders for purchases and sales of the Fund's portfolio transactions subject to applicable law and procedures adopted by the Fund's Board of Directors. Additional information appears in the SAI.

As of October 31, 1997, the Sub-Adviser had $1.4 billion in assets under management.

The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

The following are biographies of the portfolio managers of each non-money market Fund.

Mary Ellen Stanek and Daniel Tranchita co-manage the Short-Term Bond Market Fund. Ms. Stanek is the President of FIRMCO and Director of Fixed Income Services; she has served in this role since 1994. In addition, Ms. Stanek has served as an officer of the Funds since September 1994. She has nineteen years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, Ms. Stanek headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. She has been the Fund's portfolio manager since its inception on December 29, 1989. Mr. Tranchita is a Vice President and Senior Portfolio Manager and has been with Firstar since 1989. He has nine years of investment management experience and has been a portfolio manager of the Fund since January 1, 1993. Both Ms. Stanek and Mr. Tranchita are Chartered Financial Analysts.

Mary Ellen Stanek and Teresa Westman co-manage the Intermediate Bond Market Fund. A Senior Vice President and Senior Portfolio Manager of FIRMCO, Ms. Westman joined Firstar in 1987 and has eleven years of investment management experience. Ms. Westman is a Chartered Financial Analyst. Both Ms. Stanek and Ms. Westman have managed the Fund since its inception on January 5, 1993.

Warren Pierson manages the Tax-Exempt Intermediate Bond Fund. Mr. Pierson joined Firstar in 1985 and has twelve years of fixed income experience at Firstar. He is a Vice President and Senior Portfolio Manager of FIRMCO and has been the portfolio manager of the Fund since June 22, 1993. Mr. Pierson is a Chartered Financial Analyst.

Mary Ellen Stanek and Teresa Westman co-manage the Bond IMMDEX/TM Fund. Ms. Stanek has managed the Fund since its inception on December 29, 1989. Ms. Westman has been a portfolio manager of the Fund since January 1, 1992.

Teresa Westman and Marian Zentmyer co-manage the Balanced Growth Fund. Ms. Westman has managed the Fund since its inception on March 30, 1992. Ms. Zentmyer, a Senior Vice President and Senior Portfolio Manager of FIRMCO, has been with Firstar since 1982 and has nineteen years of investment management experience. Ms. Zentmyer is a Chartered Financial Analyst and Certified Financial Planner and has managed the Fund since June 18, 1996.

Marian Zentmyer and Maya Bittar co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 22, 1993. Ms. Bittar is a Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1993. She has five years of investment management experience and has managed the Fund since October 1, 1995. Ms. Bittar is a Chartered Financial Analyst.

Daniel Tranchita and Carl Smith co-manage the Equity Index Fund. Mr. Tranchita has managed the Fund since July 1, 1992. Mr. Smith is an Assistant Vice President and Portfolio Manager of FIRMCO, has been with Firstar since 1982 and has managed the Fund since July 1, 1997. Mr. Smith has five years of investment management experience.

Marian Zentmyer, Maya Bittar and Walter Dewey co-manage the Growth Fund. Ms. Zentmyer, has managed the Fund since June 18, 1996 and Ms. Bittar, a Chartered Financial Analyst, since December 1 ,1996. Mr. Dewey is a Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1986 and has thirteen years of investment management experience. Mr. Dewey is a Chartered Financial Analyst and has managed the fund since July 7,1997.

J. Scott Harkness and Todd Krieg co-manage the Special Growth Fund. Mr. Harkness has managed the Fund since its inception on December 28, 1989. Mr. Harkness is Chairman, a Director and Chief Investment Officer of FIRMCO. He has been with Firstar for seventeen years and has eighteen years of investment management experience. Mr. Krieg has been with Firstar since 1992 and has six years of investment management experience. Mr. Krieg is a Vice President and Senior Portfolio Manager of FIRMCO and has managed the Fund since September 1, 1994. Mr. Harkness and Mr. Krieg are Chartered Financial Analysts.

Todd Krieg and Matthew D'Attilio co-manage the Emerging Growth Fund. Mr. D'Attilio is an Assistant Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1993. He has five years of investment management experience. Both Mr. Krieg and Mr. D'Attilio are Chartered Financial Analysts and have managed the Fund since its inception on August 15, 1997.

Joe Frohna manages the MicroCap Fund. Mr. Frohna is an Assistant Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1995. He has five years of investment management experience and has managed the Fund since September 9, 1997. Mr. Frohna is a Chartered Financial Analyst and Certified Public Accountant.

Daniel Tranchita has managed the International Equity Fund for the Adviser since its inception on April 28, 1994. The portfolio management team comprised of James Chaney, Robert Mazuelos and John Hock manages the Fund for the Sub-Adviser. Mr. Chaney is primarily responsible for the day to day management of the Fund. Mr. Chaney joined the Sub-Adviser as Chief Investment Officer in 1996 and has thirteen years of investment experience. Prior to joining the Sub-Adviser, he was Executive Vice President for Templeton Worldwide, Inc. and a senior member of its Portfolio Management/Strategy Committee. Robert Mazuelos joined the Sub-Adviser in 1995 as a research analyst. Prior to joining the Sub-Adviser, he was a performance analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds. John Hock joined the Sub-Adviser in 1996 as a research analyst. Prior to joining the Sub-Adviser, he was a senior analyst in the global securities research and economics group at Merrill Lynch.

ADMINISTRATIVE SERVICES
Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Firstar Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with shareowner organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the SAI, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Firstar's first $2 billion of average aggregate daily net assets, plus 0.10% of Firstar's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

For the fiscal year ended October 31, 1997, the Funds accrued administrative fees, after waivers, at the following effective annual rates of each Fund's respective average net assets: 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%,
0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04% and 0.04% for the Money
Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds.

SHAREOWNER ORGANIZATIONS
Firstar may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser (such as FIS), providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under the Service Agreements, shareowner support services, which are described more fully in the SAI, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Fund shares; and providing sub-accounting with respect to Fund shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Shareowner Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. For the fiscal year ended October 31, 1997, Shareowner Organizations received fees pursuant to such agreements at the effective annualized rates of 0.03%, 0.0%, 0.0% and 0.0% of the average net assets of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively. For non-money market funds, Shareowner Organizations received fees pursuant to such agreements at the annual rates of 0.25% of each Fund's average net assets.

Under the terms of their agreements with Firstar, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Firstar. In addition, investors should contact their Shareowner Organizations with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Firstar only to perform the administrative and investor servicing functions described above, and will represent to Firstar that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a Shareowner Organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Firstar pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND ACCOUNTING SERVICES AGENT Firstar Trust, an affiliate of the Adviser, provides transfer agency and dividend disbursing agency services for all the Funds and custodial and accounting services for the Funds. For the fiscal year ended October 31, 1997, total transfer agency, dividend disbursing agency, custodial and accounting services fees earned by Firstar Trust were approximately:0.13%, 0.09%, 0.06%, 0.08%, 0.10%, 0.08%, 0.16%, 0.06%, 0.09%, 0.06%, 0.06%, 0.07%, 0.06%, 0.18%,
0.10% and 0.19% of the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds' average daily net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the SAI. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

INVESTMENT LIMITATIONS
Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the SAI.

NO FUND MAY:

1. Purchase securities of any one issuer (other than U.S. government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. With the exception of the MicroCap Fund, borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments. The MicroCap Fund may not borrow money or enter into reverse repurchase agreements in amounts over one-third of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings.

In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund may not:

5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, it agencies or instrumentalities, certain fully collateralized repurchase agreements, securities with certain guarantees and, under certain circumstances, securities of certain money market funds) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Compliance with the diversification requirements of SECRule 2a-7 will be deemed to be compliance with the fundamental diversification restriction above.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If, due to market fluctuations or other reasons, the amount of borrowings or reverse repurchase agreements exceed the limit stated above, a Fund will promptly reduce such amount.


TAXES
FEDERAL
Firstar's management intends that each Fund will qualify as a "regulated investment company' under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Any dividend or distribution out of "net capital gain" (the excess of a Fund's net long-term capital gain over its net short-term capital loss), if any, of a Fund will be taxable to a shareowner of a Fund as long-term capital gain, regardless of how long the shareowner has held shares of a Fund. Such long-term capital gain will be 20% or 28%rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. All other distributions, to the extent that they are taxable, are taxed to shareowners as ordinary income.

In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund each contemplate paying to its respective shareowners at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt-interest income generally may be treated by shareowners as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareowner, exclusion would be disallowed. (See SAI under "Additional Information Concerning Taxes.') If a Fund should hold certain private activity bonds issued after August 7, 1986, shareowners must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareowners also must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareowners receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxes.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross proceeds paid to any shareowner (i) who has provided an incorrect taxpayer identification number or no number at all,
(ii) who is subject to backup withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends or
(iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally will also withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

Certain income received by the International Equity Fund may be subject to foreign taxes. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareowners. If the Fund makes this election, each shareowner generally will be required to include in income his respective pro rata portions of foreign taxes and, if he itemizes his deductions, will be entitled to deduct such respective pro rata portions in computing his taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that the Fund makes this election, it will report to its shareowners the amount per share of foreign taxes it has elected to have treated as paid by its shareowners. If the Fund's dividends exceed its taxable income in any year, as a result of currency-related losses or otherwise, all or a portion of the Fund's dividends may be treated as a return of capital to shareowners for tax purposes.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL
Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own situation. Similarly, dividends paid by the Money Market, U.S. Government Money Market, Tax-Exempt Money Market and Tax-Exempt Intermediate Bond Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION OF SHARES
The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 18 classes representing interests in 18 investment portfolios. Each class of the Funds is currently divided into two separate series, an Institutional Series and a Retail Series, representing interests in the same Fund. Of these authorized shares, 5 billion shares have been classified for each Money Market Fund, 50 million shares for the Retail series of the MicroCap Fund, 100 million shares for the Retail series of the Emerging Growth Fund and 500 million shares for each Retail series of each remaining non-money market Fund discussed in this Prospectus.

Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. Institutional Shares are offered in a separate prospectus and are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer-sponsored qualified retirement plans; and (iii) clients of FIRMCO. Retail Shares are available to any investor who does not fall within the three preceding categories. Firstar Funds offers various services and privileges in connection with Retail Shares that are not offered in connection with Institutional Shares, including a Periodic Investment Plan, ConvertiFund(R) and a Systematic Withdrawal Plan. A salesperson and any other person or Shareowner Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

For information regarding the other funds and series, contact the Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Institution.

Firstar does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Firstar will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Firstar that are entitled to vote. To the extent required by law, Firstar will assist in shareowner communication in such matters.

Shareowners of each class of Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately on matters relating to its investment advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the same Fund, only the Retail Shares will be entitled to vote. Shares of Firstar have noncumulative voting rights and, accordingly, the holders of more than 50% of Firstar's outstanding shares (irrespective of Fund) may elect all of the Directors. As of December 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 75% of Firstar's shares that were outstanding on that date.

Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in the Fund. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.


NET ASSET VALUE AND DAYS OF OPERATION
MONEY MARKET FUNDS
The net asset value of the Money Market Funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central Time and as of the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Banks observe:
New Year's Day, Martin Luther King, Jr. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method Firstar limits the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules.

NON-MONEY MARKET FUNDS
The net asset value of each non-money market Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Birthday , Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocable to Retail Shares, less the liabilities charged to Retail Shares, by the number of the Fund's outstanding Retail Shares.

Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Equity Fund and at the current bid prices for the other non-money market Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE EQUITY INDEX FUND, BY SHAREOWNERS OF THE FUND, BY ANY PERSON OR BY ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED BY THE FUND, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. "STANDARD & POOR'S(R)," "S&P(R),"
"S&P 500(R)," "STANDARD & POOR'S 500(R)," AND "500(R)" ARE SERVICE MARKS OF
S&P AND HAVE BEEN LICENSED FOR USE BY FIRSTAR.

STATEMENT OF ADDITIONAL INFORMATION (SAI). Additional information about the Funds, contained in a SAI has been filed with the Securities and Exchange Commission and is available upon request. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The current SAI bears the same date as this prospectus and is incorporated by reference in its entirety into the Prospectus.

TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 East Michigan Street
P.O. Box 3011
Milwaukee, Wisconsin 53201-3011
www.firstarfunds.com


TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011

WWW.FIRSTARFUNDS.COM


THIS PAGE INTENTIONALLY LEFT BLANK.

TO GET THERE, START HERE.SM

                                                                   FORM #40-0192

xxxxx
                            PORTICO FUNDS, INC.
                          (Institutional Version)
                            Money Market Fund,
                     Institutional Money Market Fund,
                     U.S. Treasury Money Market Fund,
                    U.S. Government Money Market Fund,
                       Tax-Exempt Money Market Fund,
                       Short-Term Bond Market Fund,
                      Intermediate Bond Market Fund,
                    Tax-Exempt Intermediate Bond Fund,
                           Bond IMMDEX/TM Fund,
                              Balanced Fund,
                          Growth and Income Fund,
                           Special Growth Fund,
                            Equity Index Fund,
                               Growth Fund,
                         International Equity Fund
                                 MicroCap Fund
                              Emerging Growth Fund
                                 Form N-1A
                           Cross Reference Sheet
Part A
Item No.                                                   Prospectus Heading
--------                                                   ------------------
1. Cover Page ......................................       Cover Page

2. Synopsis ........................................       Expense Summary

3. Condensed Financial Information .................       Financial
                                                           Highlights;
                                                           Performance
                                                           Calculations

4. General Description of Registrant ...............       Cover Page;
                                                           Investment
                                                           Objectives and
                                                           Policies; Other
                                                           Investment
                                                           Information;
                                                           Description of
                                                           Shares; Invest-
                                                           ment Limitations

5. Management of the Fund ..........................       Management of the
                                                           Funds

5A.Management's Discussion of Fund Performance......       Inapplicable

6. Capital Stock and Other Securities ..............       Dividends and
                                                           Distributions;
                                                           Management of the
                                                           Funds; Taxes;
                                                           Description of
                                                           Shares

7. Purchase of Securities Being Offered ............       Purchase of Shares;
                                                           Shareowner Services;
                                                           Net Asset
                                                           Value and Days of
                                                           Operation

8. Redemption or Repurchase ........................       Redemption of
                                                           Shares; Shareowner
                                                           Services; Net Asset
                                                           Value and Days of
                                                           Operation

9. Pending Legal Proceedings .......................       Not Applicable

xxxxx
                              INSTITUTIONAL SHARES

MONEY MARKET FUND
INSTITUTIONAL MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX/TM FUND

BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND


                                   PROSPECTUS
                                FEBRUARY 1, 1998

                          TO GET THERE, START HERE.(SM)

                              FIRSTAR FUNDS (LOGO)

TABLE OF CONTENTS
          Expense Summary                                             3
          Financial Highlights                                        5
          Performance History                                        12
          Investment Objectives and Policies                         14
          Other Investment Information                               29
          Purchase of Shares                                         40
          Redemption of Shares                                       42
          Exchange of Shares                                         43
          Dividends and Distributions                                43
          Management of the Funds                                    44
          Investment Limitations                                     47
          Taxes                                                      48
          Description of Shares                                      50
          Net Asset Value and Days of Operation                      51

FIRSTAR FUNDS, INC. ("Firstar" or the"Company") is a family of eighteen mutual funds that offer a variety of investment objectives designed to meet the needs of institutional and individual investors. This Prospectus describes five money market funds, four bond funds and eight equity funds available to institutional investors. The Balanced Income Fund is described in a separate prospectus. (For more complete information about that portfolio, including charges and expenses, obtain a prospectus from Firstar Funds Center at the address or telephone number on the back page. Read it carefully before you invest or send money.)

MONEY MARKET FUNDS

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
THE MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of commercial, bank, and government money market instruments.

THE INSTITUTIONAL MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of commercial, bank, and government money market instruments.

THE U.S. TREASURY MONEY MARKET FUND seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.

THE U.S. GOVERNMENT MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.

BOND FUNDS
THE SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index.

THE INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

THE TAX-EXEMPT INTERMEDIATE BOND FUND seeks to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal.

THE BOND IMMDEX/TM FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

EQUITY FUNDS

THE BALANCED GROWTH FUND (formerly Balanced Fund) seeks capital appreciation and current income with relatively low volatility of capital.

THE GROWTH AND INCOME FUND seeks both reasonable income and long-term capital appreciation.

THE EQUITY INDEX FUND seeks returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Stock Index.

THE GROWTH FUND (formerly MidCore Growth Fund) seeks capital appreciation through investment in securities of large-sized companies.

THE SPECIAL GROWTH FUND seeks capital appreciation through investment in securities of medium-sized companies.

THE EMERGING GROWTH FUND seeks capital appreciation through investment in securities of small-sized companies.

THE MICROCAP FUND seeks capital appreciation through investment in securities of small companies.

The MicroCap Fund is currently closed to new investors and to additional share purchases except for reinvestment of dividends from the Fund. The Fund may reopen from time-to-time at the Company's discretion.

THE INTERNATIONAL EQUITY FUND seeks capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued.

Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B. C. Ziegler and Company (the "Distributor"). Hansberger Global Investors, Inc. (the "Sub-Adviser") serves as the sub-adviser to the International Equity Fund.

This Prospectus gives vital information about these Funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FIRSTAR FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                February 1, 1998




EXPENSE SUMMARY
Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by the Institutional Money Market Fund and by Institutional Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, MicroCap, International Equity, Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds during the fiscal year ended October 31, 1997. Also below is a summary of the expenses expected to be incurred by the Emerging Growth Fund during its first twelve months of operation. An example based on the summaries is also shown.

SHAREOWNER                         MONEY MARKET   BOND        EQUITY
TRANSACTION EXPENSES                  FUNDS      FUNDS        FUNDS
--------------------------------------------------------------------------------
Maximum Sales Charge
   Imposed on Purchases                None       None         None
Maximum Sales Charge Imposed
   on Reinvested Dividends             None       None         None
Deferred Sales Charge                  None       None         None
Redemption Fees                        None       None         None
Exchange Fees                          None       None         None
--------------------------------------------------------------------------------
ANNUAL FUND                                                         TOTAL FUND
OPERATING EXPENSES    ADVISORY                           OTHER       OPERATING
(AS A PERCENTAGE    FEES (AFTER           SHAREOWNER    EXPENSES     EXPENSES
  OF AVERAGE NET        FEE        12B-1   SERVICING   (AFTER FEE   (AFTER FEE
  ASSETS)           WAIVERS)<F1> FEES<F2>  FEES<F2>   WAIVERS)<F3> WAIVERS)<F4>
--------------------------------------------------------------------------------
MONEY MARKET FUNDS:
Money Market Fund      0.33%       0.03%     N.A.        0.24%         0.60%
Institutional Money
  Market Fund          0.29%       0.00%     N.A.        0.06%         0.35%
U.S. Treasury Money
  Market Fund          0.40%       0.00%     N.A.        0.20%         0.60%
U.S. Government Money
  Market Fund          0.47%       0.00%     N.A.        0.13%         0.60%
Tax-Exempt Money
  Market Fund          0.42%       0.00%     N.A.        0.18%         0.60%

BOND FUNDS:
Short-Term Bond
  Market Fund          0.32%       0.00%     N.A.        0.18%         0.50%
Intermediate Bond
  Market Fund          0.35%       0.00%     N.A.        0.15%         0.50%
Tax-Exempt Intermediate
  Bond Fund            0.19%       0.00%     N.A.        0.31%         0.50%
Bond IMMDEX/TM Fund    0.30%       0.00%     N.A.        0.12%         0.42%
EQUITY FUNDS:
Balanced Growth Fund   0.57%       0.00%     N.A.        0.18%         0.75%
Growth and Income Fund 0.75%       0.00%     N.A.        0.12%         0.87%
Equity Index Fund      0.25%       0.00%     N.A.        0.13%         0.38%
Growth Fund            0.75%       0.00%     N.A.        0.14%         0.89%
Special Growth Fund    0.75%       0.00%     N.A.        0.12%         0.87%
Emerging Growth Fund   0.47%       0.00%     N.A.        0.43%         0.90%
MicroCap Fund          1.50%       0.00%     N.A.        0.20%         1.70%
International
  Equity Fund          0.77%       0.00%     N.A.        0.73%         1.50%

<F1>  The Adviser has voluntarily agreed to waive a portion of its fees. These waivers are expected to remain in effect for the current fiscal year. However, these waivers are voluntary and can be modified or terminated at any time without the Funds' consent. Absent such waivers, advisory fees would be 0.50%, 0.50%, 0.50%, 0.50%, 0.50%, 0.60%, 0.50%, 0.50%, 0.75%,
      0.75%, 0.75%, 0.75%, 1.50% and 1.45% for the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Balanced Growth, Growth and Income, Growth, Emerging Growth, Microcap and International Equity Funds, respectively. See "Management of the Funds" in this Prospectus for a more complete description and the financial statements for the Funds incorporated into the Statement of Additional Information ("SAI").
<F2>  The total of all 12b-1 fees and Shareowner Servicing Fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets. Only the Money Market Fund intends to pay 12b-1 fees for the current year.
<F3>  Absent administrative fee waivers, other expenses would have 0.31, 0.15%,
      0.27%, 0.20%, 0.25%, 0.25%, 0.23%, 0.38%, 0.19%, 0.25%, 0.19%, 0.20%
      0.21%, 0.20%, 0.51%, 0.28% and 0.80% for the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively. The administrative fee waivers are expected to remain in effect for the current fiscal year. However, these waivers are voluntary and can be modified or terminated at any time without the Funds' consent.
<F4>  Absent fee waivers, total operating expenses would have been 0.84%,
      0.65%, 0.77%, 0.70%, 0.75%, 0.85%, 0.73%, 0.88%, 0.49%, 1.00%, 0.94%,
      0.45%, 0.96%, 0.95%, 1.26%, 1.78% and 2.25% for the Money Market, U.S.
      Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Institutional Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.



Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns, and (2) redemption of your investment at the end of the following periods:

                                        1 YEAR    3 YEARS   5 YEARS  10 YEARS
  ---------------------------------------------------------------------------
  Money Market Fund                       $ 6       $19       $33      $ 75
  Institutional Money Market Fund           4        11        20        44
  U.S. Treasury Money Market Fund           6        19        33        75
  U.S. Government Money Market Fund         6        19        33        75
  Tax-Exempt Money Market Fund              6        19        33        75
  Short-Term Bond Market Fund               5        16        28        63
  Intermediate Bond Market Fund             5        16        28        63
  Tax-Exempt Intermediate Bond Fund         5        16        28        63
  Bond IMMDEX/TM Fund                       4        13        24        53
  Balanced Growth Fund                      8        24        42        93
  Growth and Income Fund                    9        28        48       107
  Equity Index Fund                         4        12        21        48
  Growth Fund                               9        28        49       110
  Special Growth Fund                       9        28        48       107
  Emerging Growth Fund                      9        29        50       111
  MicroCap Fund                            17        54        92       201
  International Equity Fund                15        47        82       179
  ----------------------------------------------------------------------------
The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly and reflect anticipated fees. In addition, Institutions may charge fees for providing services in connection with their clients' investments in a Fund's shares.

The example shown above should not be considered a representation of past or future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown. The Emerging Growth Fund is new and the above figures are based on expenses expected during its first twelve months of operations. Information regarding the Funds' actual performance appears in their annual report to shareowners. Each shareowner of record at the close of the fiscal year will be sent the annual report.



FINANCIAL HIGHLIGHTS
The financial highlights for each of the Funds have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1997, is incorporated by reference into the SAI. Prior to January 9, 1995, the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth and International Equity Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors as described in this Prospectus and Retail Shares to retail investors as described in a separate prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the SAI. You may obtain the SAI and the annual report to shareowners, which contains additional performance information, free of charge by calling or writing to the Firstar Funds Center at the address listed on the back cover of this Prospectus.

FINANCIAL
HIGHLIGHTS                                                                              Supplemental Data and Ratios
                                                                               -------------------------------------------------
                                                                                                           Ratio of
                           Net                                     Net          Net                           Net
                          Asset                  Dividends        Asset       Assets,       Ratio of      Investment
                          Value,       Net        from Net       Value,       End of      Net Expenses     Income to
                        Beginning  Investment    Investment      End of       Period       to Average       Average       Total
                        Of Period    Income        Income        Period       (000s)       Net Assets     Net Assets      Return
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Mar. 16, 1988 <F1>
  through Oct.
  31, 1988               $1.00       $0.05       $(0.05)         $1.00       $100,373     0.44%<F3>     7.35%<F3>    4.63%<F4>
Year Ended 1989           1.00        0.08        (0.08)          1.00        201,097         0.60%         8.66%        9.01%
Year Ended 1990           1.00        0.08        (0.08)          1.00        762,170         0.51%         7.81%        8.14%
Year Ended 1991           1.00        0.06        (0.06)          1.00        628,697         0.50%         6.28%        6.39%
Year Ended 1992<F2>       1.00        0.04        (0.04)          1.00        146,012         0.58%         3.84%        3.73%
Year Ended 1993           1.00        0.03        (0.03)          1.00        132,568         0.60%         2.67%        2.71%
Year Ended 1994           1.00        0.03        (0.03)          1.00        165,018         0.60%         3.44%        3.42%
Year Ended 1995           1.00        0.05        (0.05)          1.00        172,261         0.60%         5.36%        5.51%
Year Ended 1996           1.00        0.05        (0.05)          1.00        224,036         0.60%         4.94%        5.06%
Year Ended 1997           1.00        0.05        (0.05)          1.00        261,017         0.60%         4.98%        5.12%
INSTITUTIONAL
MONEY MARKET FUND
Apr. 26, 1991<F1>
  through Oct.
  31, 1991                1.00        0.03        (0.03)          1.00        189,048     0.50%<F5>     5.47%<F5>    2.87%<F6>
Year Ended 19922          1.00        0.04        (0.04)          1.00        696,132         0.41%         3.75%        3.88%
Year Ended 1993           1.00        0.03        (0.03)          1.00        588,301         0.38%         2.87%        2.92%
Year Ended 1994           1.00        0.04        (0.04)          1.00        754,636         0.37%         3.64%        3.65%
Year Ended 1995           1.00        0.06        (0.06)          1.00        716,566         0.35%         5.63%        5.77%
Year Ended 1996           1.00        0.05        (0.05)          1.00        750,051         0.35%         5.19%        5.32%
Year Ended 1997           1.00        0.05        (0.05)          1.00      1,201,341         0.35%         5.23%        5.38%
U.S. TREASURY MONEY
  MARKET FUND
Apr. 29, 1991<F1>
  through Oct.
  31, 1991                1.00        0.03        (0.03)          1.00         36,267     0.52%<F5>     5.23%<F5>    2.69%<F6>
Year Ended 1992<F2>       1.00        0.04        (0.04)          1.00         37,342         0.60%         3.42%        3.48%
Year Ended 1993           1.00        0.03        (0.03)          1.00         40,744         0.60%         2.55%        2.59%
Year Ended 1994           1.00        0.03        (0.03)          1.00         56,020         0.60%         3.14%        3.20%
Year Ended 1995           1.00        0.05        (0.05)          1.00         64,655         0.60%         5.04%        5.16%
Year Ended 1996           1.00        0.05        (0.05)          1.00         53,430         0.60%         4.70%        4.80%
Year Ended 1997           1.00        0.05        (0.05)          1.00         78,478         0.60%         4.67%        4.80%
U.S. GOVERNMENT MONEY
  MARKET FUND
Aug. 1, 1988<F1>
  through Oct.
  31, 1988                1.00        0.02        (0.02)          1.00         49,069     0.50%<F3>     7.56%<F3>    1.91%<F4>
Year Ended 1989           1.00        0.08        (0.08)          1.00        101,497         0.61%         8.43%        8.72%
Year Ended 1990           1.00        0.08        (0.08)          1.00        153,480         0.60%         7.55%        7.84%
Year Ended 1991           1.00        0.06        (0.06)          1.00        237,752         0.60%         5.80%        6.02%
Year Ended 1992<F2>       1.00        0.04        (0.04)          1.00        221,521         0.60%         3.56%        3.60%
Year Ended 1993           1.00        0.03        (0.03)          1.00        203,165         0.60%         2.59%        2.63%
Year Ended 1994           1.00        0.03        (0.03)          1.00        183,591         0.60%         3.29%        3.35%
Year Ended 1995           1.00        0.05        (0.05)          1.00        163,068         0.60%         5.24%        5.37%
Year Ended 1996           1.00        0.05        (0.05)          1.00        198,334         0.60%         4.84%        4.96%
Year Ended 1997           1.00        0.05        (0.05)          1.00        198,592         0.60%         4.83%        4.99%
TAX-EXEMPT MONEY
  MARKET FUND
June 27, 1988<F1>
  through Oct.
  31, 1988                1.00        0.02        (0.02)          1.00         10,838     0.52%<F3>     5.10%<F3>    1.78%<F4>
Year Ended 1989           1.00        0.06        (0.06)          1.00         18,429         0.60%         5.82%        5.99%
Year Ended 1990           1.00        0.05        (0.05)          1.00         16,424         0.64%         5.38%        5.51%
Year Ended 1991           1.00        0.04        (0.04)          1.00         29,714         0.63%         4.34%        4.49%
Year Ended 1992<F2>       1.00        0.03        (0.03)          1.00         74,343         0.60%         2.83%        2.91%
Year Ended 1993           1.00        0.02        (0.02)          1.00         73,621         0.60%         2.12%        2.17%
Year Ended 1994           1.00        0.02        (0.02)          1.00         70,436         0.60%         2.23%        2.25%
Year Ended 1995           1.00        0.03        (0.03)          1.00         84,084         0.60%         3.36%        3.42%
Year Ended 1996           1.00        0.03        (0.03)          1.00         79,328         0.60%         3.09%        3.13%
Year Ended 1997           1.00        0.03        (0.03)          1.00        108,639         0.60%         3.06%        3.12%

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
<F3> Annualized for the period ended October 31, 1988.
<F4> Not annualized for the period ended October 31, 1988.
<F5> Annualized for the period ended October 31, 1991.
<F6> Not annualized for the period ended October 31, 1991.


FINANCIAL                                Income From Investment Operations                         Less Distributions
HIGHLIGHTS (CONTINUED)         -----------------------------------------------------   -----------------------------------------
                             Net Asset                 Net Realized and
                               Value,         Net      Unrealized Gains  Total from   Dividends from   Distributions
                             Beginning    Investment    or (Losses) on   Investment   Net Investment        from         Total
                             of Period    Income<F3>      Securities     Operations       Income       Capital Gains Distributions
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
Dec. 29, 1989<F1> through
  Oct. 31, 1990               $10.00        $0.66         $(0.21)           $0.45        $(0.66)            $ -         $(0.66)
Year Ended 1991                 9.79         0.73            0.54            1.27         (0.73)               -         (0.73)
Year Ended 1992<F2>            10.33         0.64            0.29            0.93         (0.64)           (0.02)        (0.66)
Year Ended 1993                10.60         0.58            0.10            0.68         (0.58)           (0.14)        (0.72)
Year Ended 1994                10.56         0.56          (0.41)            0.15         (0.56)           (0.12)        (0.68)
Year Ended 1995                10.03         0.63            0.24            0.87         (0.62)              -          (0.62)
Year Ended 1996                10.28         0.61          (0.03)            0.58         (0.61)              -          (0.61)
Year Ended 1997                10.25         0.62            0.02            0.64         (0.62)              -          (0.62)
INTERMEDIATE BOND MARKET
Jan. 5, 1993<F1> through
  Oct. 31, 1993                10.00         0.40            0.45            0.85         (0.40)              -          (0.40)
Year Ended 1994                10.45         0.51          (0.69)          (0.18)         (0.51)           (0.09)        (0.60)
Year Ended 1995                 9.67         0.62            0.53            1.15         (0.61)              -          (0.61)
Year Ended 1996                10.21         0.59          (0.02)            0.57         (0.59)              -          (0.59)
Year Ended 1997                10.19         0.60            0.12            0.72         (0.60)              -          (0.60)
TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 1993<F1> through
  Oct. 31, 1993                10.00         0.27            0.26            0.53         (0.27)              -          (0.27)
Year Ended 1994                10.26         0.41          (0.48)          (0.07)         (0.41)              -          (0.41)
Year Ended 1995                 9.78         0.44            0.46            0.90         (0.44)              -          (0.44)
Year Ended 1996                10.24         0.43          (0.03)            0.40         (0.43)              -          (0.43)
Year Ended 1997                10.21         0.44            0.15            0.59         (0.44)              -          (0.44)
BOND IMMDEX/TM
Dec. 29, 1989<F1> through
  Oct. 31, 1990                25.00         1.67          (0.66)            1.01         (1.49)              -          (1.49)
Year Ended 1991                24.52         1.85            1.98            3.83         (1.85)              -          (1.85)
Year Ended 1992<F2>            26.50         1.75            0.96            2.71         (1.76)           (0.14)        (1.90)
Year Ended 1993                27.31         1.68            1.83            3.51         (1.70)           (0.21)        (1.91)
Year Ended 1994                28.91         1.65          (2.74)          (1.09)         (1.65)           (0.50)        (2.15)
Year Ended 1995                25.67         1.74            2.29            4.03         (1.84)           (0.04)        (1.88)
Year Ended 1996                27.82         1.70          (0.27)            1.43         (1.70)              -          (1.70)
Year Ended 1997                27.55         1.75            0.61            2.36         (1.75)              -          (1.75)

FINANCIAL                                                         Supplemental Data and Ratios
HIGHLIGHTS (CONTINUED)                       ----------------------------------------------------------------------
                                                                                       Ratio of Net
                             Net Asset                       Net        Ratio of Net    Investment
                               Value,                      Assets,       Expenses to     Income to       Portfolio
                                End          Total          End of       Average Net    Average Net       Turnover
                             of Period    Return<F4>    Period (ooos)    Assets<F5>     Assets<F5>        Rate<F4>
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
Dec. 29, 1989<F1>  through
  Oct. 31, 1990               $ 9.79        4.64%        $ 22,731           0.60%          7.93%           57.40%
Year Ended 1991                10.33       13.39%          63,183           0.60%          7.13%           66.80%
Year Ended 1992<F2>            10.60        9.28%         129,409           0.60%          6.00%           82.20%
Year Ended 1993                10.56        6.70%         142,518           0.52%          5.53%           87.62%
Year Ended 1994                10.03        1.46%         122,368           0.50%          5.43%           76.13%
Year Ended 1995                10.28        8.95%          94,959           0.50%          6.23%          100.58%
Year Ended 1996                10.25        5.80%         147,466           0.50%          5.92%           59.62%
Year Ended 1997                10.27        6.47%         136,084           0.50%          6.04%           77.12%
INTERMEDIATE BOND MARKET
Jan. 5, 1993<F1>  through
  Oct. 31, 1993                10.45        8.58%          56,794           0.50%          4.65%           82.37%
Year Ended 1994                 9.67      (1.73%)          88,306           0.50%          5.19%           56.25%
Year Ended 1995                10.21       12.25%         128,941           0.50%          6.26%           66.69%
Year Ended 1996                10.19        5.77%         173,468           0.50%          5.84%           59.29%
Year Ended 1997                10.31        7.36%         254,521           0.50%          5.96%           40.61%
TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 1993<F1>  through
  Oct. 31, 1993                10.26        5.36%          23,866           0.59%          3.75%            3.23%
Year Ended 1994                 9.78      (0.73%)          26,167           0.60%          4.04%           58.54%
Year Ended 1995                10.24        9.38%          27,595           0.51%          4.45%           44.13%
Year Ended 1996                10.21        4.02%          36,652           0.50%          4.24%           30.46%
Year Ended 1997                10.36        5.96%          52,208           0.50%          4.36%           11.22%
BOND IMMDEX/TM
Dec. 29, 1989<F1>  through
  Oct. 31, 1990                24.52        4.21%          44,241           0.50%          8.10%          111.28%
Year Ended 1991                26.50       16.16%          90,034           0.50%          7.85%          131.69%
Year Ended 1992<F2>            27.31       10.49%         181,421           0.50%          6.92%           37.72%
Year Ended 1993                28.91       13.30%         260,486           0.50%          6.10%           81.18%
Year Ended 1994                25.67      (3.89%)         256,778           0.48%          6.14%           49.70%
Year Ended 1995                27.82       16.26%         290,274           0.44%          6.51%           41.67%
Year Ended 1996                27.55        5.35%         370,556           0.43%          6.23%           33.38%
Year Ended 1997                28.16        8.90%         408,018           0.42%          6.33%           35.12%

<F1>  Commencement of operations.
<F2>  Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
      FIRMCO.
<F3>  For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.
<F4>  Not annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the
      period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F5>  Annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

FINANCIAL                                             Income from Investment Operations
HIGHLIGHTS (CONTINUED)                    --------------------------------------------------------
                                           Net Asset                  Net Realized and
                                            Value,           Net      Unrealized Gains  Total from
                                           Beginning      Investment   or (Losses) on   Investmentn
                                           of Period        Income       Securities     Operations
----------------------------------------------------------------------------------------------------
BALANCED GROWTH
Mar. 30, 1992<F1> through Oct. 31, 1992    $20.00           $0.28          $ 0.44         $ 0.72
Year Ended 1993                             20.49            0.47            2.27           2.74
Year Ended 1994                             22.76            0.44          (0.66)         (0.22)
Year Ended 1995                             22.10            0.53            3.78           4.31
Year Ended 1996                             25.90            0.55            2.62           3.17
Year Ended 1997                             27.99            0.66            4.20           4.86
GROWTH AND INCOME
Dec. 29, 1989<F1> through Oct. 31, 1990     20.00            0.69          (2.05)         (1.36)
Year Ended 1991                             17.99            0.79            3.75           4.54
Year Ended 1992                             21.72            0.69            0.56           1.25
Year Ended 1993<F3>                         22.27            0.56            1.63           2.19
Year Ended 1994                             23.70            0.43          (0.03)         (0.40)
Year Ended 1995                             23.09            0.42            5.14           5.56
Year Ended 1996                             27.63            0.50            6.61           7.11
Year Ended 1997                             33.08            0.46            8.94           9.40
EQUITY INDEX
Dec. 29, 1989<F1> through Oct. 31, 1990     25.00            0.59          (3.41)         (2.82)
Year Ended 1991                             21.63            0.73            6.31           7.04
Year Ended 1992<F2>                         27.87            0.73            1.86           2.59
Year Ended 1993                             29.72            0.75            3.32           4.07
Year Ended 1994                             33.04            0.77            0.35           1.12
Year Ended 1995                             33.41            0.76            7.71           8.47
Year Ended 1996                             41.08            0.91            8.68           9.59
Year Ended 1997                             49.43            0.95           14.33          15.28
GROWTH
Dec. 29, 1992<F1> through Oct. 31, 1993     20.09            0.09            1.32           1.41
Year Ended 1994                             21.40            0.06            0.06           0.12
Year Ended 1995                             21.47            0.03            4.16           4.19
Year Ended 1996                             25.61          (0.01)            4.83           4.82
Year Ended 1997                             30.43            0.04            6.31           6.35
SPECIAL GROWTH
Dec. 28, 1989<F1> through Oct. 31, 1990     20.00            0.22          (2.30)         (2.08)
Year Ended 1991                             17.72            0.27           10.34          10.61
Year Ended 1992<F2>                         28.05            0.17            2.18           2.35
Year Ended 1993                             28.50            0.07            4.47           4.54
Year Ended 1994                             32.34            0.04            0.85           0.89
Year Ended 1995                             33.19            0.00            8.49           8.49
Year Ended 1996                             41.47          (0.04)            4.74           4.70
Year Ended 1997                             41.58          (0.11)            8.49           8.38
EMERGING GROWTH
Aug. 15, 1997<F1> through Oct. 31, 1997     10.00            0.02            0.29           0.31
MICROCAP
Aug.1, 1995<F1> through June 30, 1996       10.00          (0.02)            6.14           6.12
July 1, 1996 through Oct. 31, 1996          15.45          (0.07)            0.82           0.75
Year Ended 1997                             16.20          (0.15)            4.27           4.12
INTERNATIONAL EQUITY
Apr. 28, 1994<F1> through Oct. 31, 1994     20.00            0.04          (0.05)         (0.01)
Year Ended 1995                             19.99            0.12          (0.87)         (0.75)
Year Ended 1996                             19.99            0.11            1.44           1.55
Year Ended 1997<F6>                         20.27            0.10          (1.10)         (1.00)

FINANCIAL                                            Less Distributions
HIGHLIGHTS (CONTINUED)                  --------------------------------------------
                                                                                         Net Asset
                                        Dividends from  Distributions                     Value,
                                        Net Investment       from           Total           End
                                            Income      Capital Gains   Distributions    of Period
---------------------------------------------------------------------------------------------------
BALANCED GROWTH
Mar. 30, 1992<F1> through Oct. 31, 1992   $(0.23)            $  -         $(0.23)         $20.49
Year Ended 1993                            (0.47)               -          (0.47)          22.76
Year Ended 1994                            (0.44)               -          (0.44)          22.10
Year Ended 1995                            (0.51)               -          (0.51)          25.90
Year Ended 1996                            (0.53)          (0.55)          (1.08)          27.99
Year Ended 1997                            (0.66)          (1.68)          (2.34)          30.51
GROWTH AND INCOME
Dec. 29, 1989<F1> through Oct. 31, 1990    (0.65)               -          (0.65)          17.99
Year Ended 1991                            (0.81)               -          (0.81)          21.72
Year Ended 1992                            (0.70)               -          (0.70)          22.27
Year Ended 1993<F3>                        (0.57)          (0.19)          (0.76)          23.70
Year Ended 1994                            (0.42)          (0.59)          (1.01)          23.09
Year Ended 1995                            (0.42)          (0.60)          (1.02)          27.63
Year Ended 1996                            (0.47)          (1.19)          (1.66)          33.08
Year Ended 1997                            (0.47)          (2.73)          (3.20)          39.28
EQUITY INDEX
Dec. 29, 1989<F1> through Oct. 31, 1990    (0.55)               -          (0.55)          21.63
Year Ended 1991                            (0.74)          (0.06)          (0.80)          27.87
Year Ended 1992<F2>                        (0.73)          (0.01)          (0.74)          29.72
Year Ended 1993                            (0.75)               -          (0.75)          33.04
Year Ended 1994                            (0.75)               -          (0.75)          33.41
Year Ended 1995                            (0.74)          (0.06)          (0.80)          41.08
Year Ended 1996                            (0.89)          (0.35)          (1.24)          49.43
Year Ended 1997                            (0.94)          (0.61)          (1.55)          63.16
GROWTH
Dec. 29, 1992<F1> through Oct. 31, 1993    (0.10)               -          (0.10)          21.40
Year Ended 1994                            (0.05)               -          (0.05)          21.47
Year Ended 1995                            (0.05)               -          (0.05)          25.61
Year Ended 1996                                 -               -               -          30.43
Year Ended 1997                                 -          (1.30)          (1.30)          35.48
SPECIAL GROWTH
Dec. 28, 1989<F1> through Oct. 31, 1990    (0.20)               -          (0.20)          17.72
Year Ended 1991                            (0.28)               -          (0.28)          28.05
Year Ended 1992<F2>                        (0.18)          (1.72)          (1.90)          28.50
Year Ended 1993                            (0.08)          (0.62)          (0.70)          32.34
Year Ended 1994                            (0.04)               -          (0.04)          33.19
Year Ended 1995                                 -          (0.21)          (0.21)          41.47
Year Ended 1996                                 -          (4.59)          (4.59)          41.58
Year Ended 1997                                 -          (5.26)          (5.26)          44.70
EMERGING GROWTH
Aug. 15, 1997<F1> through Oct. 31, 1997         -               -               -          10.31
MICROCAP
Aug.1, 1995<F1> through June 30, 1996      (0.05)          (0.62)          (0.67)          15.45
July 1, 1996 through Oct. 31, 1996              -               -               -          16.20
Year Ended 1997                                 -          (2.75)          (2.75)          17.57
INTERNATIONAL EQUITY
Apr. 28, 1994<F1> through Oct. 31, 1994         -               -               -          19.99
Year Ended 1995                            (0.04)          (0.01)          (0.05)          19.19
Year Ended 1996                            (0.10)          (0.37)          (0.47)          20.27
Year Ended 1997<F6>                        (0.17)          (0.46)          (0.63)          18.64

FINANCIAL                                                                     Supplemental Data and Ratios
HIGHLIGHTS (CONTINUED)                                   -----------------------------------------------------------------------
                                                                                       Ratio of Net
                                                             Net        Ratio of Net    Investment
                                                           Assets,       Expenses to     Income to       Portfolio      Average
                                             Total          End of       Average Net    Average Net       Turnover     Commission
                                          Return<F4>    Period (000s)    Assets<F5>     Assets<F5>        Rate<F4>        Rate
----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
Mar. 30, 1992<F1> through Oct. 31, 1992     3.72%        $ 45,653           0.75%          2.48%           29.04%         N/A
Year Ended 1993                            13.49%          82,099           0.75%          2.24%           71.60%         N/A
Year Ended 1994                           (0.93%)          94,657           0.75%          2.03%           59.77%         N/A
Year Ended 1995                            19.79%         104,552           0.75%          2.24%           61.87%         N/A
Year Ended 1996                            12.56%         129,415           0.75%          2.05%           63.91%       $0.0581
Year Ended 1997                            18.39%         164,382           0.75%          2.31%           69.90%        0.0552
GROWTH AND INCOME
Dec. 29, 1989<F1> through Oct. 31, 1990   (6.96%)          65,741           0.74%          4.39%           49.85%         N/A
Year Ended 1991                            25.63%         103,414           0.75%          3.93%           28.05%         N/A
Year Ended 1992                             5.82%         135,713           0.75%          3.16%           31.25%         N/A
Year Ended 1993<F3>                         9.93%         160,704           0.88%          2.44%           86.24%         N/A
Year Ended 1994                             1.84%         164,053           0.90%          1.89%           56.85%         N/A
Year Ended 1995                            25.00%         162,752           0.90%          1.70%           47.85%         N/A
Year Ended 1996                            26.90%         226,888           0.90%          1.67%           51.37%       $0.0573
Year Ended 1997                            30.83%         366,020           0.87%          1.34%           31.36%        0.0558
EQUITY INDEX
Dec. 29, 1989<F1> through Oct. 31, 1990  (11.46%)          35,569           0.49%          3.01%            9.09%         N/A
Year Ended 1991                            32.90%          51,481           0.50%          2.82%            1.38%         N/A
Year Ended 1992<F2>                         9.36%          81,070           0.50%          2.48%            5.50%         N/A
Year Ended 1993                            13.79%          83,820           0.50%          2.32%           13.78%         N/A
Year Ended 1994                             3.51%         107,563           0.50%          2.38%           13.28%         N/A
Year Ended 1995                            26.02%         138,106           0.46%          2.34%            4.61%         N/A
Year Ended 1996                            23.68%         212,072           0.41%          2.01%            7.48%       $0.0604
Year Ended 1997                            31.38%         315,759           0.38%          1.66%            9.81%        0.0592
GROWTH
Dec. 29, 1992<F1> through Oct. 31, 1993     7.53%          84,467           0.89%          0.57%           46.29%         N/A
Year Ended 1994                             0.56%         113,197           0.88%          0.30%           33.24%         N/A
Year Ended 1995                            19.55%         134,428           0.90%          0.13%           49.84%         N/A
Year Ended 1996                            18.82%         155,293           0.90%        (0.04)%           56.75%       $0.0582
Year Ended 1997                            21.56%         181,650           0.89%          0.09%           62.09%        0.0557
SPECIAL GROWTH
Dec. 28, 1989<F1> through Oct. 31, 1990  (10.47%)          39,179           0.74%          1.41%           41.79%         N/A
Year Ended 1991                            60.23%          96,017           0.75%          1.10%           48.39%         N/A
Year Ended 1992<F2>                         8.86%         205,207           0.76%          0.65%           31.94%         N/A
Year Ended 1993                            16.15%         347,130           0.88%          0.24%           58.80%         N/A
Year Ended 1994                             2.77%         395,584           0.89%          0.13%           69.74%         N/A
Year Ended 1995                            25.79%         434,228           0.90%          0.00%           79.25%         N/A
Year Ended 1996                            12.58%         482,857           0.88%        (0.10)%          103.34%       $0.0576
Year Ended 1997                            22.44%         569,028           0.87%        (0.25)%           97.40%        0.0550
EMERGING GROWTH
Aug. 15, 1997<F1> through Oct. 31, 1997     3.10%          48,044           0.90%          1.18%           14.51%       $0.0493
MICROCAP
Aug.1, 1995<F1> through June 30, 1996      63.93%          63,595           1.74%        (0.16)%          283.67%       $0.0423
July 1, 1996 through Oct. 31, 1996          4.85%          66,368           1.72%        (1.44)%           64.44%        0.0460
Year Ended 1997                            30.12%         103,840           1.70%        (1.20)%          158.39%        0.0475
INTERNATIONAL EQUITY
Apr. 28, 1994<F1> through Oct. 31, 1994   (0.05%)          23,756           1.49%          0.44%            6.55%         N/A
Year Ended 1995                           (3.75%)          31,187           1.50%          0.66%           15.12%         N/A
Year Ended 1996                             8.21%          43,182           1.50%          0.54%           31.57%       $0.0167
Year Ended 1997<F6>                       (5.10%)          57,206           1.50%          0.50%           97.09%        0.0087

 <F1>   Commencement of operations.
 <F2>   Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.
 <F3>   Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
        FIRMCO.
 <F4>   Not annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for
        the period ended October 31, 1992 for the Balanced Growth Fund, for the period ended October 31, 1993 for the Growth Fund, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
 <F5>   Annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for the
        period ended October 31, 1992 for the Balanced Growth Fund, for the period ended October 31, 1993 for the Growth Fund, for the period ended October 31, 1977 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund and for the period ended October 31, 1994 for the International Equity Fund.
 <F6>   Effective September 2, 1997, Hansberger Global Investors, Inc. assumed the investment sub-advisory responsibilities of
        State Street Global Advisors.

PERFORMANCE
HISTORY

                                                             SINCE INCEPTION
AVERAGE TOTAL RETURN*       1 YEAR    5 YEARS  10 YEARS     (INCEPTION DATE)
-------------------------------------------------------------------------------
SHORT-TERM BOND MARKET       6.47%     5.84%     7.48%             N/A
INTERMEDIATE BOND MARKET     7.36%       -        -        6.59% (Jan. 5, 1993)
TAX-EXEMPT INTERMEDIATE
  BOND                       5.96%       -        -        5.02% (Feb. 8, 1993)
BOND IMMDEX/TM               8.90%     7.75%     8.90%             N/A
BALANCED GROWTH             18.39%    12.40%      -      11.75% (Mar. 30, 1992)
GROWTH AND INCOME           30.83%    18.35%      -      14.40% (Dec. 29, 1989)
EQUITY INDEX                31.38%    19.24%    16.60%             N/A
GROWTH                      21.56%       -        -      13.77% (Dec. 29, 1992)
EMERGING GROWTH*              -          -        -       3.10% (Aug. 15, 1997)
MICROCAP                    30.12%       -        -       42.97% (Aug. 1, 1995)
INTERNATIONAL EQUITY       (5.10)%       -        -      (0.34)% (Apr. 28, 1994)
SPECIAL GROWTH              22.44%    15.65%      -      16.13% (Dec. 28, 1989)
FIRMCO'S COLLECTIVE
  INVESTMENT "B FUND"      29.66%    17.51%    18.42%             N/A
-------------------------------------------------------------------------------
* Average annual total return calculations are for periods ended October 31, 1997. The return for the Emerging Growth Fund represents its cumulative return from inception and is not annualized.

** FIRMCO'S Collective Investment "B Fund" is a private account managed using substantially the same investment objective, policies and restrictions as the Firstar Special Growth Fund.

The performance of the Short-Term Bond Market, Bond IMMDEX/TM, and Equity Index Funds for the period prior to December 29, 1989 is represented by the performance of collective investment funds ("Collective Investment Funds") which operated prior to the effectiveness of the registration statement of the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds. At the time of the Firstar Short- Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' inception, each Collective Investment Fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as its corresponding Firstar Fund. In connection with the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' commencement of operations, on December 29, 1989, each Collective Investment Fund transferred its assets to its Firstar Fund equivalent.

At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent objectives, policies, guidelines and restrictions to those of the Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds.

The Special Growth Fund is managed by FIRMCO using substantially the same investment objective, polices and restrictions as the FIRMCO managed collective investment fund Special Equity Growth Fund B (the "B Fund").

During the period prior to August 1997, the Special Growth Fund was managed with an investment focus which differed from that of the B Fund. At that time, the Special Growth Fund's prior focus on small- to medium-sized companies was shifted to a focus on companies with a slightly larger minimim capitalization, with a slightly higher range of anticipated median capitalizations for the Fund. As a result of this shift, the Special Growth Fund currently focuses on companies meeting the same capitalization size criteria as those for the B Fund is relevant to a shareholder in the Firstar Special Growth Fund.

The Collective Investment Funds were not and the B Fund is not open to the public generally, nor registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain restrictions that are imposed by the 1940
Act and the Internal Revenue Code. If the Collective Investment Funds and the B Fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the Collective Investment Funds has been restated to reflect the Firstar Short-Term Bond Market, Bond IMMDEX and Equity Index Funds' respective actual expenses during each such Fund's first fiscal year. The performance of the B Fund has been restated to reflect the Special Growth Fund's current expenses for institutional shares. Performance quotations of each Collective Investment Fund and of the B Fund represent past performance of the FIRMCO managed collective funds, which are separate and distinct from Firstar Special Growth Fund, Short-Term Bond Market Fund, Bond IMMDEX Fund and Equity Index Fund; do not represent past performance of those Funds; and should not be considered as representative of future results of the Funds.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment sub-advisor to the Firstar International Equity Fund. The Firstar International Equity Fund is managed by the portfolio management team of James Chaney, Robert Mazuelos and John Hock of Hansberger Global Investors, Inc. Mr. Chaney is primarily responsible for the day to day management of the Fund and he uses substantially the same investment objective, policies, restrictions and strategies as the Templeton Institutional Funds, Inc. Foreign Equity Series (the "Templeton Fund"), which was previously managed by Mr. Chaney. During Mr. Chaney's tenure as the Templeton Fund's portfolio manager from October 1, 1993 to June 30, 1996, the Templeton Fund's average annual total return was 13.59% and the average annual total return for the year ended June 30, 1996 was 16.89%. During the period October 1, 1993 through June 30,1996, the expense ratio of the Templeton Fund ranged between 1.00% and .88% of the Fund's average net assets and the Templeton Fund did not waive any portion of its fees. The expense ratio of the Firstar International Equity Fund since inception has been 1.50% of the Fund's average net assets. Performance quotations of the Templeton Fund represent past performance of the Templeton managed fund, which is separate and distinct from the Firstar International Equity Fund; do not represent past performance of the International Equity Fund; and should not be considered as representative of future results of the International Equity Fund.

Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.


INVESTMENT OBJECTIVES AND POLICIES
The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the Firstar Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

MONEY MARKET FUNDS

MONEY MARKET FUND
AND INSTITUTIONAL
MONEY MARKET FUND
The investment objective of the Money Market Fund and the Institutional Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, each Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). Each Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets.

The Money Market Fund and the Institutional Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors") of Firstar Funds, Inc.
("Firstar" or the"Company"). First Tier Eligible Securities include, generally, (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one
NRSRO if the security was rated by only one NRSRO), or (b) are issued or guaranteed by persons with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. Appendix A to the SAI includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which each Fund invests.

The Money Market Fund and the Institutional Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

Each Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

The Money Market Fund and the Institutional Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit each Fund to demand payment of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issues of unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.
The Money Market Fund and the Institutional Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund and the Institutional Money Market Fund will be regarded as illiquid.

The Money Market Fund and the Institutional Money Market Fund may agree to purchase U.S. government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller, and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. Each Fund may purchase obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Each Fund may also purchase stripped U.S. government obligations and government-backed trusts. For further discussion of U.S. government obligations and stripped securities, see "Other Investment Information - Government Obligations.'

The Money Market Fund and the Institutional Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Such instruments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. Because the Funds invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. For a discussion of the inherent risks of foreign securities, see "Other Investment Information - Foreign Securities.'

U.S. TREASURY
MONEY MARKET FUND
AND U.S. GOVERNMENT
MONEY MARKET FUND
 The investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S. Treasury (bills, certificates of indebtedness, notes and bonds). However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in U.S. government obligations. Such U.S. government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority. The U.S. Government Money Market Fund may also purchase stripped U.S. government obligations and government- backed trusts. For further discussion of U.S. government obligations, see "Other Investment Information - Government Obligations.' For a discussion of stripped securities in which the Money Market, Institutional Money Market and U.S. Government Money Market Funds may invest see "Other Investment Information - Stripped Securities.'

The U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund" and "Institutional Money Market Fund" above for a discussion of repurchase agreements.

Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

TAX-EXEMPT
MONEY MARKET FUND
The investment objective of the Tax-Exempt Money Market Fund is to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political sub-divisions
("Municipal Obligations") which meet the Fund's quality requirements set forth below. During normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The Tax-Exempt Money Market Fund will purchase only Municipal Obligations that are First Tier Eligible Securities as defined above under "Money Market Fund and Institutional Money Market Fund."

Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. See "Other Investment Information - Foreign Securities."

Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may, without limit, hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.

The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.
The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. For more information, see "Other Investment Information - When Issued Purchases and Forward Commitments."

The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Obligations, the issuers of which are located in the same state and the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

BOND FUNDS
                                                    COMPARISON OF FIRSTAR BOND FUNDS
          SHORT-TERM                                                                                       FULL-TERM BOND
           BOND FUND                              INTERMEDIATE-TERM BOND FUNDS                                  FUND
      FIRSTAR SHORT-TERM            FIRSTAR INTERMEDIATE                 FIRSTAR TAX-EXEMPT                 FIRSTAR BOND
       BOND MARKET FUND               BOND MARKET FUND                 INTERMEDIATE BOND FUND              IMMDEX/TM FUND
        The Benchmark                  The Benchmark:                      The Benchmark:                  The Benchmark:
     Lehman Bros. 1-3 Yr.               Lehman Bros.                     Lehman Bros. 5-Year                Lehman Bros
      Gov't./Corp. Bond                 Intermediate                     General Obligation              Gov't./Corp. Bond
            Index                 Gov't./Corp. Bond Index                    Bond Index                        Index
       Average Quality*               Average Quality*                    Average Quality*                Average Quality*
       of Holdings - AA               of Holdings - AA                    of Holdings - AAA               of Holdings - AA
      Average Maturity*              Average Maturity*                    Average Maturity*              Average Maturity*
          2.5 Years                      5.2 Years                            5.1 Years                      10.3 Years
      1.7 Years Duration             3.3 Years Duration                  4.2 Years Duration              5.2 Years Duration

Lehman Brothers is neither a sponsor of nor in any way affiliated with Firstar Funds.

Average quality, maturity, and duration reflect the portfolios as of October 31, 1997, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in this Prospectus.

*Dollar-weighted average of portfolio securities held by the Funds.


TAXABLE BOND FUNDS

SHORT-TERM BOND
MARKET FUND

INTERMEDIATE BOND
MARKET FUND

BOND IMMDEX/TM FUND
INVESTMENT OBJECTIVES. The SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the "Lehman 1-3 Gov't./Corp."). The INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Lehman Intermediate Gov't./Corp."). The BOND IMMDEX/TM FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index (the "Lehman Gov't./Corp.").

Each Fund will attempt to achieve its objective by maintaining a comparable duration to that of its benchmark index, and may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Funds, therefore, are not "index" funds, which typically hold only securities that are included in the indices they attempt to replicate.
DESCRIPTION OF BOND INDICES. The bond indices are market value weighted total return indices measuring both the principal price changes of and income provided by the underlying universe of securities that comprise the respective index. The bond indices are intended to measure performance of their respective fixed-rate debt market over given time intervals and differ with respect to the maturity range of securities included. Each index is comprised of U.S. Treasury securities, U.S. government agency securities, dollar denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations satisfying the following criteria as defined by Lehman Brothers:

     - Fixed-rate debt (as opposed to variable-rate debt);
     - At least one year until maturity;
     - Minimum outstanding par value of $100 million;
     - Minimum quality rating of Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard and Poor's Rating Group ("S&P"), or BBB by Fitch IBCA, Inc. ("Fitch"); and

     LEHMAN 1-3 GOV'T./CORP.
     -----------------------------------------------------------
     - From one to three years remaining until maturity.

     LEHMAN INTERMEDIATE GOV'T./CORP.
     -----------------------------------------------------------
     - From one to ten years remaining until maturity.

     LEHMAN GOV'T./CORP.
     -----------------------------------------------------------
     - From one to thirty years or more remaining until maturity.

As of October 31, 1997, 1,027 issues were included in the Lehman 1-3 Gov't./Corp. representing $1.0 trillion in market value; 3,924 issues were included in the Lehman Intermediate Gov't./Corp. representing $2.4 trillion in market value; and 5,598 issues were included in the Lehman Gov't./Corp. representing $3.4 trillion in market value.

INVESTMENT TECHNIQUES. In constructing and maintaining each Fund's portfolio, the Adviser attempts to maintain an overall interest rate sensitivity equivalent to its respective bond index and is intended to produce an annual rate of total return, before Fund expenses, comparable to that of the respective bond index. These techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

The approach employed by the Adviser in managing each Fund's portfolio is to define and measure the various duration characteristics of each bond index. "Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

APPLICATION OF INVESTMENT TECHNIQUES. The Adviser will select securities for each Fund's portfolio based upon their expected contribution to the portfolio's overall duration and total return as compared to each bond index. The Adviser expects that typically each Fund will hold less than 200 securities that in the aggregate have similar price sensitivities or durations as the respective bond index. Although the Adviser expects that as a general matter a significant percentage of the securities acquired by each Fund will also be securities that are included in the respective bond index, each Fund may invest more than 50% of its total assets in securities that are not so included.

In order to reduce a negative deviation in return between each Fund and the respective bond index, each Fund will normally attempt to be fully invested. The Adviser may engage in practices that are intended to achieve an enhanced return, before Fund expenses, over the respective bond index. As indicated above, each Fund will hold only a percentage of the large number of issues included in its respective bond index. In addition, a Fund may hold securities which are not included in its respective bond index, including stripped government, asset-backed and mortgage-backed obligations, collateralized mortgage obligations, medium-term notes and Eurobonds, among others. This permits the Adviser to engage in sampling and other strategies that are designed to achieve an enhanced incremental gross return above the return on the respective bond index. For example, the Adviser may, in light of current changes in market conditions, "swap" portfolio securities whereby a bond or a group of bonds is sold and another bond or group of bonds is bought that has similar duration characteristics but, in the Adviser's opinion, a higher expected return. Furthermore, the percentage mix of government and corporate issues held by a Fund will differ from the percentage included in its respective bond index whenever, in the Adviser's judgment, such a mix is desirable. Moreover, the average quality of bonds held by each Fund (which is expected to be at least the second highest rating category - AA by S&P or Aa by Moody's) may vary from the average quality of bonds included in its respective bond index, and in selecting among the various securities available for investment by a Fund the Adviser will make its own creditworthiness determinations. These and other practices, although intended to result in a positive incremental return in favor of a Fund, may instead result in a negative deviation.

In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will continue to monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. It should be recognized, however, that while the sensitivity of a Fund's portfolio to interest rate changes is expected to be similar to that of its respective bond index, because of the smaller number of issues held by a Fund, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of a Fund to a greater degree than such events will influence its respective bond index and may prevent a Fund from attaining its investment objective for particular periods. In the event the performance of a Fund is not comparable to the performance of its respective bond index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

Each Fund's policy is to invest at least 65% of the total value of its assets in a broad range of corporate, government, government agencies, stripped government, asset-backed and mortgage-backed and collateralized mortgage obligations during normal market conditions, as described in greater detail below. The duration of a Fund will be similar to its respective bond index during normal market conditions. In addition, the effective dollar-weighted average portfolio maturity of each Fund's portfolio will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and greater than five years for the Bond IMMDEX/TM Fund during normal market conditions.

The calculation of a Fund's duration and average portfolio maturity will, however, be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described above. Debt obligations acquired by each Fund will be "investment -grade" at the time of purchase by S&P, Moody's or other nationally recognized rating agencies. That is, obligations will be rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. See Appendix A to the SAI for a description of applicable debt ratings.

Each Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. The Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments described under "Other Investment Information.' Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, the Fund will not purchase any such annuities.

The Funds may invest in certain other securities not contained in the indices such as options, futures, repurchase agreements and other cash market instruments. See "Other Investment Information."

The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

TAX-EXEMPT
INTERMEDIATE
BOND FUND
The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The Fund will invest primarily in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. In pursuing its investment objective, the Fund invests in a diversified portfolio of Municipal Obligations (as defined above under "Tax-Exempt Money Market Fund'). As a fundamental policy, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes, except during defensive periods. (See "Investment Limitations.") The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund.

For a discussion of "General Obligation,"Revenue" and "Moral Obligation" securities, see "Tax-Exempt Money Market Fund" previously referenced.

Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects. For a discussion of the risks involved with concentrating in such types of investments, see "Tax-Exempt Money Market
Fund.'
Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Municipal Obligations purchased by the Fund will be investment grade at the time of purchase. See "Taxable Bond Funds - Application of Investment Techniques" above for a description of "investment grade securities." The Fund may also purchase Municipal Obligations which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser or have comparable ratings from other nationally recognized rating agencies. The Fund may also acquire municipal notes and other short-term obligations rated SP-1 by S&P, or MIG-1 by Moody's; tax-exempt commercial paper rated A-1 or higher by S&P, or VMIG-1 by Moody's. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets. As indicated, the Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. Except during temporary defensive periods, at least 65% of the Fund's total assets will be invested in bonds and debentures. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. See "Other Investment Information - Foreign Securities.'

Municipal Obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

From time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Other Investment Information - Money Market Instruments' below. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's net assets at the time of purchase.

The Fund may purchase put options on Municipal Obligations. A put gives the Fund the right to sell a Municipal Obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related Municipal Obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. See "Tax-Exempt Money Market Fund" for a description of stand-by commitments.

In addition, the Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

EQUITY FUNDS

BALANCED GROWTH FUND
INVESTMENT OBJECTIVE. The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The Fund seeks to achieve its objective through a policy of diversified investments in fixed-income and equity securities. Equity securities will be selected on the basis of their potential for capital appreciation. Current income will not be a significant consideration in the selection of equity securities. Fixed-income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed-income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index on a consistent basis. In investing in fixed-income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman Brothers Government/Corporate Bond Index see "Bond Funds - Description of Bond Indices.' For a description of the specialized quantitative investment techniques see "Investment Techniques" below.)

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times. The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

INVESTMENT TECHNIQUES. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts (ADRs), in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.
The Fund generally invests in companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations between $100 million and $10 billion. The median stock market capitalization is generally anticipated to be between $1 billion and $3 billion and the weighted average stock market capitalization is generally anticipated to be between $1.5 billion and $5 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

In constructing and maintaining the fixed-income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before Fund expenses, comparable to that of the Lehman Brothers Government/Corporate Bond Index. See "Bond Funds - Description of Bond Indices." Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

Fixed-income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed-income securities without regard to any maturity limitation.

Debt obligations acquired by the Fund will be "investment-grade," as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase, or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

GROWTH AND
INCOME FUND
INVESTMENT OBJECTIVE. The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. In seeking to obtain "reasonable income," the Fund will emphasize income-producing securities.

Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in income-producing equity securities and each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. In addition to dividend considerations, the Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with smaller market capitalizations. The median stock market capitalization is generally expected to be between $5 billion and $10 billion and the weighted average stock market capitalization between $12 billion and $25 billion.

In addition to investments in common stocks, the Fund may invest in bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in non-investment grade securities. Up to 25% of the Fund's total assets may be invested, either directly or through sponsored ADRs, in the securities of foreign issuers. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.

The Fund may, to the extent consistent with its investment objective, purchase non-convertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques,' at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

EQUITY INDEX FUND
INVESTMENT OBJECTIVE. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index.

In seeking to attain its investment objective, the Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a statistical basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations. The S&P 500 Index and the Equity Index Fund currently have a median stock market capitalization of $6.6 billion and a weighted average stock market capitalization of $53 billion. Standard & Poor's makes no representation or warranty, implied or expressed, to the purchasers of Fund shares, or any member of the public, regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

PORTFOLIO MANAGEMENT. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Equity Index Fund are not managed in this manner, however. Instead, with the aid of a computer program, the Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index, taking into account redemptions, sales of additional Fund shares and other adjustments as described below.

The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500 Index. The Adviser believes, however, that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index.

The Adviser believes the Fund will, under normal conditions, hold securities of approximately 400 to 475 issuers included in the S&P 500 Index, and that the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Adviser will monitor the Fund's investment with a bias towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.

The Fund invests primarily in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, however, the Fund will from time to time receive, as a part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500 Index, securities that are themselves outside the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

A portion of the Fund's assets may be invested in options and futures contracts as described below under "Other Investment Information."

GROWTH FUND
INVESTMENT OBJECTIVE. The investment objective of the Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of large-sized companies, selected on the basis of their potential for price appreciation. Current income is not a significant consideration in the selection of securities for this Fund.

The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in ADRs , in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks.

The Fund generally invests in large-sized companies, with stock market capitalizations over $3 billion, that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Adviser intends to focus its selection of securities on large-sized companies and anticipates the Fund's median capitalization would be between $4 billion and $8 billion; compared with the S&P 500 Index which currently has a median capitalization of $6.6 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with market capitalizations below $3 billion.

The Fund may, to the extent consistent with its investment objective, purchase non-convertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques,' at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

SPECIAL GROWTH FUND
INVESTMENT OBJECTIVE. The investment objective of the Special Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of medium-sized companies. Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in ADRs, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in medium-sized companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics. Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among medium-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $700 million and $5 billion are considered by the Adviser to be medium-sized. The Fund generally anticipates its median stock market capitalization will be between $1 billion to $5 billion and its weighted average will be between $2 billion and $5 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.
Securities of unseasoned companies, that is, companies with less than three years of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies. In addition, the Adviser may, to the extent consistent with the Fund's investment objective of capital appreciation, acquire for the Fund bonds and other debt securities. Non-convertible debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques,' at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital gain.

EMERGING GROWTH FUND
INVESTMENT OBJECTIVE. The investment objective of the Emerging Growth Fund is capital appreciation. The Fund seeks to achieve its objective primarily through investment in securities of small-sized companies. Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in ADRs , in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in small-sized companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics, which include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among small-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $250 million and $2 billion are considered by the Adviser to be small-sized. The Fund generally anticipates its median stock market capitalization will be between $500 million and $1.5 billion and its weighted average will be between $750 million and $1.25 billion. From time to time, the Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

Securities of unseasoned companies; that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 10% of the value of its total assets in the securities of unseasoned companies.

Non-convertible debt obligations acquired by the Fund will be "investment grade,' at the time of purchase. That is, these obligations will be rated within the four highest rating categories by Standard and Poor's Rating Group ("S&P") (AAA, AA, A and BBB), Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or other nationally recognized rating agencies. Unrated obligations will be determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating my be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.

In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain.

MICROCAP FUND
INVESTMENT OBJECTIVE. The investment objective of the MicroCap Fund is capital appreciation. The Fund seeks to achieve its objective primarily through investment in securities of small companies. At least 65% of the Fund's total assets will be invested in securities of small capitalization companies (companies with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $400 million). Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

Most of the equity securities held by the Fund will be common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. In addition to investing in common stocks, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund generally invests in small companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics, which include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund generally anticipates the median stock market capitalization of the securities it purchases will be between $50 million and $250 million and the weighted average of such securities will be between $100 million and $250 million at the time of purchase. The Fund may invest from time to time a portion of its assets, not to exceed 35% at the time of purchase, in companies with market capitalizations in excess of the median market capitalization of the Russell 2000 Index, which is currently approximately $400 million. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund, consistent with its investment objective, may continue to hold the security.

Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies.

Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.

The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund may engage in short sales as further described below under "Other Investment Information.' In view of the specialized nature of its investment activities, investment in the Fund will be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume considerably more risk than the risks presented by a mutual fund that invests in companies traded on a national securities exchange or NASDAQ. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or that the value of the Fund's investments will not decline in value. For these reasons, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits and income.

INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE. The investment objective of the International Equity Fund is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. Income will be an incidental consideration. The Fund pursues its objective by investing under normal market conditions substantially all (and in any event at least 65%) of the value of its total assets in foreign common stocks and equity related securities (including convertible securities and warrants).

The Sub-Adviser's investment decisions rely on a fundamental analysis of securities with a long-term investment perspective. The Sub-Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries. The Sub-Adviser believes that this international search provides more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest more than 80% of its invested assets (excluding its cash position) in issuers located in at least three countries other than the United States.

Although the Fund generally invests in common stocks, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when the Sub-Adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other depository receipts (collectively, "Depository Receipts"). For further discussion of Depository Receipts, see "Other Investment Information" below.

The Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities and securities indices, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Adviser (or Sub-Adviser), the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described below under "Other Investment Information" and under the heading "Investment Objectives and Policies" in the SAI. Whenever, in the judgment of the Adviser (or Sub-Adviser), market or economic conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Other Investment Information - Money Market Instruments" below.

Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.
--------------------------------------------------------------------------------
OTHER INVESTMENT
INFORMATION
MONEY MARKET INSTRUMENTS. The Funds may hold short-term U.S. government obligations, high quality money market instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, or if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but they must satisfy the criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks.

For temporary defensive purposes, during periods in which the Adviser (or the Sub-Adviser) believes changes in economic, financial or political conditions make it advisable, the International Equity Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities may consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Adviser (or the Sub-Adviser) believes to be of high quality, i.e., subject to relatively low credit risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the four highest rating categories by rating services such as Moody's or S&P. To the extent the Fund invests in such instruments, it will not be invested in accordance with the investment policies designed for it to realize its investment objective.

SECURITIES OF OTHER INVESTMENT COMPANIES. In connection with the management of daily cash positions, each Money Market Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method valuation. In addition, the Bond and Equity Funds may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. Certain emerging countries permit, however, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries through specifically authorized investment funds. The International Equity Fund may invest in these investment funds, as well as other closed-end investment companies. None of the Funds will invest in any other Firstar Fund. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act . In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

GOVERNMENT OBLIGATIONS. To the extent consistent with their investment objectives, the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Growth Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Growth Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

Presently, there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will invest less than 50% of their respective total assets in CMOs.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

ZERO COUPON OBLIGATIONS. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds may acquire zero coupon obligations. Zero coupon obligations have greater price volatility than similar maturity coupon obligations and will not result in the payment of interest until maturity. The Funds will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with such Fund's investment objective. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

RESTRICTED SECURITIES. Each Fund will not knowingly invest more than 10% (except the MicroCap Fund which will not knowingly invest more than 15%) and in all cases will not invest more than 15%, of the value of its respective net assets in securities that are illiquid at the time of purchase. These securities may present a higher degree of business and financial risk, which can result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less, or unless the Board of Directors or the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund), pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists). (The MicroCap Fund may invest up to 15% of the value it its net assets in securities which are not registered under the Act but which can be sold to "qualified institutional buyers' in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security, This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.)

BORROWINGS. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each non-money market Fund and the Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment' basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% (except the MicroCap Fund which is limited to 20%) of the value of its total assets absent unusual market conditions, and in the case of the Tax-Exempt Money Market Fund a forward commitment or commitment to purchase will not exceed forty-five days. These Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

SHORT SALES. The MicroCap Fund may enter into short sales with respect to its equity security holdings. In a short sale transaction, the MicroCap Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

When the MicroCap Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of liquid assets securities equal to the difference between: (a) the market value of the security sold short as calculated on a daily basis and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the MicroCap Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short. Short sale transactions will be conducted so that not more than 20% of the value of the MicroCap Fund's net assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

FOREIGN SECURITIES. Each Fund, except the U.S. Treasury Money Market, U.S. Government Money Market and Equity Index Funds, may invest in foreign securities. The Money Market Fund and Institutional Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. The Tax-Exempt Money Market Fund may purchase Municipal Obligations backed by letters of credit issued by foreign banks. The remaining Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions.

Investments in foreign securities, whether made directly or through ADRs , involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds, with the exception of the International Equity Fund, do not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. See the section entitled "Foreign Currency Transactions" below for the International Equity Fund. The Funds and their shareowners may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Equity Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Equity Fund is expected to be volatile.

AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS"), AND GLOBAL DEPOSITORY RECEIPTS ("GDRS"). The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth and International Equity Funds may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

The International Equity Fund may also invest in unsponsored ADRs. In unsponsored ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts.

The International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. EDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs, in bearer form, are designed for use in the European securities markets. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. They are designed for trading in non-U.S. securities markets. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. See "Other Investment Information - Foreign Securities" above for a discussion of certain risks in investing in foreign securities.

SECURITIES LENDING. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend portfolio securities.

STRIPPED SECURITIES. To the extent consistent with their investment objectives, the Money Market, Institutional Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Growth Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value,' and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities. The U.S. Government Money Market Fund may also invest in government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

OPTIONS. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index and MicroCap Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. The International Equity Fund may purchase put and call options without limit. Such options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and International Equity Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index, MicroCap and the International Equity Funds may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index and MicroCap Funds will not exceed 5%, 5%, 5%, 25%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter and during the current year the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction' (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however, the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised. Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option.

For additional information relating to option trading practices and related risks, see the SAI.

FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index, MicroCap and International Equity Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Equity Index Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

Successful use of futures by the Fund is also subject to the Adviser's (or Sub-Adviser's) ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract of related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator.'

The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Growth and Income Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the SAI.

FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may enter into forward foreign currency exchange contracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. This Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. This Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. This Fund may also hedge its foreign currency exchange rate risk by entering into foreign currency futures contracts ("currency futures"). The forecasting of short-term currency market movements is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.

Except where segregated accounts are not required under the 1940 Act, when this Fund enters into a forward contracts or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of this Fund in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts. See "Investment Objectives and Policies" in the SAI.

CONVERTIBLE SECURITIES AND WARRANTS. The Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may invest in convertible securities and warrants, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

During normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or Adviser and Sub-Adviser with regard to the International Equity
Fund) to be of comparable quality to a security rated investment grade; or (3) in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Equity Fund) will consider such an event in determining whether a Fund should continue to hold the security. The Adviser (and Sub-Adviser for the International Equity Fund) will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of a Fund's net assets.

The Balanced Growth , Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the International Equity Fund's net assets. Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.

CONCENTRATION. The Adviser (and Sub-Adviser for the International Equity Fund) anticipates that from time to time certain industry sectors will not be represented in the portfolios of the Equity Funds while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser (and Sub-Adviser for the International Equity Fund) will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and each Fund's investments will be diversified among individual issuers. The MicroCap Fund will not purchase securities of any issuer which would cause 10% or more of the Fund's total assets at the time of purchase to be invested in that issuer. In regard to the International Equity Fund, a foreign government (but not the U.S. Government) is deemed to be an "industry" and therefore investments in obligations of any one foreign government are subject to this 25% limitation.

SMALL COMPANIES. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to greater degree of changes in their earnings and prospects.

BOND INDICES. The Lehman Brothers 1-3 Gov't./Corp., the Lehman Brothers Intermediate Gov't./Corp. and the Lehman Brothers Gov't./Corp. are trademarks of Lehman Brothers. The Funds, their Adviser and Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond indices in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond indices is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

PORTFOLIO TURNOVER. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See"Financial
Highlights' for the Funds' portfolio turnover rates.

LOWER RATED DEBT SECURITIES. The International Equity Fund may invest up to 5% of its net assets in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as "junk bonds" or "high risk" securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent.

SOVEREIGN DEBT. The International Equity Fund may invest up to 5% of its net assets in obligations of foreign countries and political entities ("Sovereign Debt'), which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

BRADY BONDS. The International Equity Fund may invest up to 5% of its net assets in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds.
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PURCHASE OF SHARES
THE MICROCAP FUND IS CURRENTLY CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND. THE FUND MAY REOPEN FROM TIME-TO-TIME AT THE COMPANY'S DISCRETION

Institutional Shares of the Bond and Equity Funds and Shares of the Money Market Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

Institutional Shares of the Bond and Equity Funds are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans and (c) clients of FIRMCO. All share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Funds should contact their account representatives.

Institutional Shares and Shares of the Money Market Funds are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares. The minimum initial investment for shares in the Institutional Money Market Fund is $1,000,000 to be made by an individual account or combination of accounts; however, Institutions may set different minimums for their customers. There is no minimum initial or subsequent investment for Shares of the other Money Market Funds or for Institutional Shares of the Bond and Equity Funds. The maximum investment in the MicroCap Fund for an investor is $5,000,000.

Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3610 only if preceded by a telephone call) prior to sending a wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Purchase orders for Money Market Funds that are received by the transfer agent before 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on a business day will be executed at that time, provided the Institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of regular trading hours on the New York Stock Exchange (the "Exchange"), or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders for Money Market Funds received before 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) and before the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of regular trading hours on the Exchange. Purchase orders for all other Funds that are received by the transfer agent before the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of regular trading hours on the Exchange. Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

Payment for Fund shares should be transmitted by wire in immediately available funds to:
Firstar Bank Milwaukee, N.A.
ABA #0750-00022
Account #112-952-137
for further credit to
[name of the Fund]
[the investor's sixteen digit account number and the name/title of the account].

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.
Payment may also be made by check payable to: Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan Street, Milwaukee, WI 53202.

It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

Certificates for shares will be issued only upon the request of an Institution. The Funds reserve the right to reject any purchase order.

Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund involved as described in this Prospectus. For further information, see the SAI or contact the Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).
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REDEMPTION OF SHARES
Customers who purchase Institutional Shares of a Fund through accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order.

Payment for redeemed shares will normally be wired (if account is preauthorized) in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. A Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. The transfer agent currently charges a $15.00 fee for each IRA distribution, which will be deducted from the shareowner's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

Firstar imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Firstar may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Firstar's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the SAI for examples of when such redemptions might be appropriate.

It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar and the transfer agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to purchase, redeem or exchange by telephone will be required to provide their account number (unless opening a new account). All such telephone transactions will be tape recorded and, except for transactions in Money Market Funds, confirmed in writing to the shareowner. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

INTERNET TRANSACTIONS. It is expected that the Funds will make available a service which will permit shareowners to request purchases, exchanges and redemptions of Fund shares after an account is opened on-line via the Internet. For further information on this service and to authorize this service after it is available, call Firstar Trust Company at 1-800-228-1024, and follow the instructions you receive.

Firstar and its agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or otherwise as described in the Prospectus.
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EXCHANGE OF SHARES
Institutional Shareowners generally are permitted to exchange their Institutional Shares in a Fund for Institutional Shares of other funds in the Firstar family of funds, provided that such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Firstar reserves the right to terminate indefinitely the exchange privilege of any shareowner or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Firstar may determine to do so with prior notice to the shareowner or account representative based on a consideration of both the number of exchanges the particular shareowner or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Firstar Family of Funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. Firstar reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."
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DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on the declaration date.

Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Dividends from net investment income of the Balanced Growth, Growth and Income and Equity Index Funds are declared and paid quarterly. Dividends from net investment income of the Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds are declared and paid annually. Each non-money market Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund. The money market Funds do not expect to realize net long-term capital gains.

Dividends and distributions will reduce the net asset value of the Funds' Institutional Shares of the non-money market Funds by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Institutional Shares of the non-money market Funds or Shares of the Money Market Funds on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the transfer agent or account representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check, or by wire transfer if requested by the shareowner, within five business days after the end of the month or within five business days after a redemption of all of a shareowner's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
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MANAGEMENT OF THE FUNDS
The business and affairs of the Funds are managed under the direction of the Board of Directors of the Firstar Funds, Inc. ("Firstar" or the"Company").
The SAI contains the name and background information regarding each Director.

ADVISORY SERVICES
FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $22.3 billion in assets under active management, of which $13.4 billion is invested in fixed income and money market securities and $8.9 billion in equity securities. Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds' and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions; this agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales (except for the International Equity Fund). Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the Fund's investment program, general investment criteria and policies. Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to delegate its duties under that agreement to another adviser. As described below, the Adviser has retained Hansberger Global Investors, Inc. with respect to the International Equity Fund's investments.

The Adviser (or Sub-Adviser for the International Equity Fund) is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser (or Sub-Adviser), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Equity Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.50% on the first $2 billion of the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, plus 0.40% on average daily net assets in excess of $2 billion; 0.60% for the Short-Term Bond Market Fund; 0.50% for each of the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds; 0.30% for the Bond IMMDEX/TM Fund; 0.75% for each of the Balanced Growth, Growth and Income, Growth, Special Growth and Emerging Growth Funds; 0.25% for the Equity Index Fund; 1.50% for the MicroCap Fund; 1.50% on the International Equity Fund's first $25 million, 1.25% on the next $75 million and 1.10% on average daily net assets in excess of $100 million. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1997, at the annual rate of 0.33% for the Money Market Fund, 0.29% for the Institutional Money Market Fund, 0.40% for the U.S. Treasury Money Market Fund, 0.47% for the U.S. Government Money Market Fund, 0.42% for the Tax-Exempt Money Market Fund, 0.32% for the Short-Term Bond Market Fund, 0.35% for the Intermediate Bond Market Fund, 0.19% for the Tax-Exempt Intermediate Bond Fund, 0.30% for the Bond IMMDEX/TM Fund, 0.57% for the Balanced Growth Fund, 0.75% for the Growth and Income Fund, 0.75% for the Growth Fund, 0.25% for the Equity Index Fund, 0.75% for the Special Growth Fund, 0.47% for the Emerging Growth Fund, 1.50% for the MicroCap Fund and 0.77% for the International Equity Fund.

The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

Hansberger Global Investors, Inc., a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, provides sub-advisory services to the International Equity Fund. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, the Sub-Adviser formulates and implements a continuous investment program for the Fund, selects investments in accordance with the Fund's investment objective and policies and places orders for purchases and sales of the Fund's portfolio transactions subject to applicable law and procedures adopted by the Fund's Board of Directors. Additional information appears in the SAI.

As of October 31, 1997, the Sub-Adviser had $1.4 billion in assets under management.

The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

The following are biographies of the portfolio managers of each non-money market Fund.
Mary Ellen Stanek and Daniel Tranchita co-manage the Short-Term Bond Market Fund. Ms. Stanek is the President of FIRMCO and Director of Fixed Income Services; she has served in this role since 1994. In addition, Ms. Stanek has served as an officer of the Funds since September 1994. She has nineteen years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, Ms. Stanek headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. She has been the Fund's portfolio manager since its inception on December 29, 1989. Mr. Tranchita is a Vice President and Senior Portfolio Manager and has been with Firstar since 1989. He has nine years of investment management experience and has been a portfolio manager of the Fund since January 1, 1993. Both Ms. Stanek and Mr. Tranchita are Chartered Financial Analysts.

Mary Ellen Stanek and Teresa Westman co-manage the Intermediate Bond Market Fund. A Senior Vice President and Senior Portfolio Manager of FIRMCO, Ms. Westman joined Firstar in 1987 and has eleven years of investment management experience. Ms. Westman is a Chartered Financial Analyst. Both Ms. Stanek and Ms. Westman have managed the Fund since its inception on January 5, 1993.

Warren Pierson manages the Tax-Exempt Intermediate Bond Fund. Mr. Pierson joined Firstar in 1985 and has twelve years of fixed income experience at Firstar. He is a Vice President and Senior Portfolio Manager of FIRMCO and has been the portfolio manager of the Fund since June 22, 1993. Mr. Pierson is a Chartered Financial Analyst.

Mary Ellen Stanek and Teresa Westman co-manage the Bond IMMDEX/TM Fund. Ms. Stanek has managed the Fund since its inception on December 29, 1989. Ms. Westman has been a portfolio manager of the Fund since January 1, 1992.

Teresa Westman and Marian Zentmyer co-manage the Balanced Growth Fund. Ms. Westman has managed the Fund since its inception on March 30, 1992. Ms. Zentmyer, a Senior Vice President and Senior Portfolio Manager of FIRMCO, has been with Firstar since 1982 and has nineteen years of investment management experience. Ms. Zentmyer is a Chartered Financial Analyst and Certified Financial Planner and has managed the Fund since June 18, 1996.

Marian Zentmyer and Maya Bittar co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 22, 1993. Ms. Bittar is a Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1993. She has five years of investment management experience and has managed the Fund since October 1, 1995. Ms. Bittar is a Chartered Financial Analyst.

Daniel Tranchita and Carl Smith co-manage the Equity Index Fund. Mr. Tranchita has managed the Fund since July 1, 1992. Mr. Smith is an Assistant Vice President and Portfolio Manager of FIRMCO, has been with Firstar since 1982 and has managed the Fund since July 1, 1997. Mr. Smith has five years of investment management experience.

Marian Zentmyer, Maya Bittar and Walter Dewey co-manage the Growth Fund. Ms. Zentmyer has managed the Fund since June 18, 1996 and Ms. Bittar since December 1 ,1996. Mr. Dewey is a Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1986 and has thirteen years of investment management experience. Mr. Dewey is a Chartered Financial Analyst and has managed the Fund since July 7,1997.

J. Scott Harkness and Todd Krieg co-manage the Special Growth Fund. Mr. Harkness has managed the Fund since its inception on December 28, 1989. Mr. Harkness is Chairman, a Director and Chief Investment Officer of FIRMCO. He has been with Firstar for seventeen years and has eighteen years of investment management experience. Mr. Krieg has been with Firstar since 1992 and has six years of investment management experience. Mr. Krieg is a Vice President and Senior Portfolio Manager of FIRMCO and has managed the Fund since September 1, 1994. Mr. Harkness and Mr. Krieg are Chartered Financial Analysts.

Todd Krieg and Matthew D'Attilio co-manage the Emerging Growth Fund. Mr. D'Attilio is an Assistant Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1993. He has five years of investment management experience. Both Mr. Krieg and Mr. D'Attilio are Chartered Financial Analysts and have managed the Fund since its inception on August 15, 1997.

Joe Frohna manages the MicroCap Fund. Mr. Frohna is an Assistant Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1995. He has five years of investment management experience and has managed the Fund since September 9, 1997. Mr. Frohna is a Chartered Financial Analyst and Certified Public Accountant.

Daniel Tranchita has managed the International Equity Fund for the Adviser since its inception on April 28, 1994. The portfolio management team, comprised of James Chaney, Robert Mazuelos and John Hock manages the Fund for the Sub-Adviser. Mr. Chaney is primarily responsible for the day to day management of the Fund. Mr. Chaney joined the Sub-Adviser as Chief Investment Officer in 1996 and has thirteen years of investment experience. Prior to joining the Sub-Adviser, he was Executive Vice President for Templeton Worldwide, Inc. and a senior member of its Portfolio Management/Strategy Committee. Robert Mazuelos joined the Sub-Adviser in 1995 as a research analyst. Prior to joining the Sub-Adviser, he was a performance analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds. John Hock joined the Sub-Adviser in 1996 as a research analyst. Prior to joining the Sub-Adviser, he was a senior analyst in the global securities research and economics group at Merrill Lynch.

ADMINISTRATIVE SERVICES
Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the"Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Firstar Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with shareowner organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the SAI, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Firstar's first $2 billion of average aggregate daily net assets, plus 0.10% of Firstar's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

For the fiscal year ended October 31, 1997, the Funds accrued administrative fees, after waivers, at the following effective annual rates of each Fund's respective average net assets 0.04%, 0.02%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%,
0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04% and 0.04% for the
Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
AGENT, AND ACCOUNTING SERVICES AGENT
Firstar Trust, an affiliate of the Adviser, provides transfer agency and dividend disbursing agency services for all the Funds and custodial and accounting services for the Funds. For the fiscal year ended October 31, 1997, total transfer agency, dividend disbursing agency, custodial and accounting services fees earned by Firstar Trust were approximately: 0.13%, 0.03%, 0.09%, 0.06%, 0.08%, 0.10%, 0.08%, 0.16%, 0.06%, 0.09%, 0.06%, 0.06%, 0.07%, 0.06%,
0.18%, 0.10% and 0.19% of the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds' average daily net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the SAI. Inquiries to the transfer agent may be sent to the following address:
Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.
-------------------------------------------------------------------------------
INVESTMENT LIMITATIONS
Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the SAI.

NO FUND MAY:

1. Purchase securities of any one issuer (other than U.S. government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. With the exception of the MicroCap Fund, borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments. The MicroCap Fund may not borrow money or enter into reverse repurchase agreements in amounts over one-third of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings.

In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund may not:

5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, it agencies or instrumentalities, certain fully collateralized repurchase agreements, securities with certain guarantees and, under certain circumstances, securities of certain money market funds) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Compliance with the diversification requirements of SEC Rule 2a-7 will be deemed to be compliance with the fundamental diversification restriction above. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If, due to market fluctuations or other reasons, the amount of borrowings or reverse repurchase agreements exceed the limit stated above, a Fund will promptly reduce such amount.
-------------------------------------------------------------------------------
TAXES

FEDERAL
Firstar's management intends that each Fund will qualify as a "regulated investment company' under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Any dividend or distribution out of "net capital gain" (the excess of a Fund's net long-term capital gain over its net short-term capital loss), if any, of a Fund will be taxable to a shareowner of a Fund as long-term capital gain, regardless of how long the shareowner has held shares of a Fund. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. All other distributions, to the extent that they are taxable, are taxed to shareowners as ordinary income.

In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund each contemplate paying to its respective shareowners at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt-interest income generally may be treated by shareowners as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareowner, exclusion would be disallowed. (See SAI under "Additional Information Concerning Taxes.') If a Fund should hold certain private activity bonds issued after August 7, 1986, shareowners must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareowners also must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareowners receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxes.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross proceeds paid to any shareowner (i) who has provided an incorrect taxpayer identification number or no number at all,
(ii) who is subject to backup withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends or
(iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally will also withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

Certain income received by the International Equity Fund may be subject to foreign taxes. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareowners. If the Fund makes this election, each shareowner generally will be required to include in income his respective pro rata portions of foreign taxes and, if he itemizes his deductions, will be entitled to deduct such respective pro rata portions in computing his taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that the Fund makes this election, it will report to its shareowners the amount per share of foreign taxes it has elected to have treated as paid by its shareowners. If the Fund's dividends exceed its taxable income in any year, as a result of currency-related losses or otherwise, all or a portion of the Fund's dividends may be treated as a return of capital to shareowners for tax purposes.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL
Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own situation. Similarly, dividends paid by the Money Market, Institutional Money Market, U.S. Government Money Market, Tax-Exempt Money Market and Tax-Exempt Intermediate Bond Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.
-------------------------------------------------------------------------------
DESCRIPTION OF SHARES
The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 18 classes representing interests in 18 investment portfolios. Each class of the Funds is currently divided into two separate series, an Institutional Series and a Retail Series, representing interests in the same Fund. Of these authorized shares, 5 billion shares have been classified for each Money Market Fund, 50 million shares for the Institutional series of the MicroCap Fund, 100 million shares for the Institutional series of the Emerging Growth Fund and 500 million shares for each Institutional series of each remaining non-money market Fund discussed in this Prospectus.

Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments of up to 0.25% of the average daily net assets of the Retail Shares under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. Retail Shares are offered in separate prospectuses and, subject to certain exceptions, are sold with sales charges. Institutional Shares are only sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer-sponsored qualified retirement plans; and (iii) clients of FIRMCO. Retail Shares are available to any investor who does not fall within the three preceding categories. Firstar Funds offers various services and privileges in connection with Retail Shares that are not offered in connection with Institutional Shares, including a Periodic Investment Plan, ConvertiFund(R) and a Systematic Withdrawal Plan. A salesperson and any other person or Institution entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

For information regarding the other funds and series, contact the Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Institution.

Firstar does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Firstar will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Firstar that are entitled to vote. To the extent required by law, Firstar will assist in shareowner communication in such matters.

Shareowners of each class of Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately on matters relating to its investment advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Institutional Shares but not the Retail Shares of the same Fund, only the Institutional Shares will be entitled to vote. Shares of Firstar have noncumulative voting rights and, accordingly, the holders of more than 50% of Firstar's outstanding shares (irrespective of Fund) may elect all of the Directors. As of December 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 75% of Firstar's shares that were outstanding on that date.

Each Institutional Share of a non-money market Fund represents an equal proportionate interest with other Institutional Shares in the non-money market Fund. Each share of a Money Market Fund represents an equal proportionate interest in that Fund. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.
-------------------------------------------------------------------------------
NET ASSET VALUE AND DAYS OF OPERATION

MONEY MARKET FUNDS
The net asset value of the Money Market Funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) and as of the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Banks observe: New Year's Day, Martin Luther King, Jr. Birthday , Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.
The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method Firstar limits its the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules.

NON-MONEY MARKET FUNDS
The net asset value of each non-money market Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Birthday , Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Institutional Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocable to Institutional Shares, less the liabilities charged to Institutional Shares, by the number of the Fund's outstanding Institutional Shares.

Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Equity Fund and at the current bid prices for the other non-money market Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE EQUITY INDEX FUND, BY SHAREOWNERS OF THE FUND, BY ANY PERSON OR BY ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED BY THE FUND, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. "STANDARD & POOR'S(R),"S&P(R),"
"S&P 500(R),"STANDARD & POOR'S 500(R)," AND "500(R)" ARE SERVICE MARKS OF
S&P AND HAVE BEEN LICENSED FOR USE BY FIRSTAR.

STATEMENT OF ADDITIONAL INFORMATION (SAI). Additional information about the Funds, contained in a SAI has been filed with the Securities and Exchange Commission and is available upon request. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The current SAI bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 East Michigan Street
P.O. Box 3011
Milwaukee, Wisconsin 53201-3011
www.firstarfunds.com



TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011

WWW.FIRSTARFUNDS.COM


                                                   TO GET THERE, START HERE.(SM)

                                                            FIRSTAR FUNDS (LOGO)

                                                                   FORM# 40-0193



xxxxx

                              PORTICO FUNDS, INC.
                                (Retail Series)
                               Money Market Fund,
                        U.S. Treasury Money Market Fund,
                       U.S. Government Money Market Fund,
                          Tax-Exempt Money Market Fund
                                   Form N-1A
                             Cross Reference Sheet

Part A
Item No.                                                  Prospectus Heading
--------                                                  ------------------

1. Cover Page ......................................      Cover Page

2. Synopsis ........................................      Expense Summary

3. Condensed Financial Information .................      Performance History;
                                                          Performance
                                                          Calculations

4. General Description of Registrant ...............      Cover Page;
                                                          Investment
                                                          Objectives and
                                                          Policies; Other
                                                          Investment
                                                          Information;
                                                          Description of
                                                          Shares; Invest-
                                                          ment Limitations

5. Management of the Fund ..........................      Management of the
                                                          Fund

5A.Management's Discussion of Fund Performance .....      Inapplicable

6. Capital Stock and Other Securities ..............      Dividends and
                                                          Distributions;
                                                          Management of the
                                                          Fund; Taxes;
                                                          Description of
                                                          Shares

7. Purchase of Securities Being Offered ............      Purchase of Shares;
                                                          Shareowner
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

8. Redemption or Repurchase ........................      Redemption of
                                                          Shares; Shareowner
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

9. Pending Legal Proceedings .......................      Not Applicable

xxxxx




TABLE OF CONTENTS
Expense Summary                                                    2
Financial Highlights                                               3
Investment Objectives and Policies                                 6
Other Investment Information                                      11
Purchase of Shares                                                11
Redemption of Shares                                              14
Shareowner Services                                               16
Dividends and Distributions                                       18
Management of the Funds                                           18
Investment Limitations                                            20
Taxes                                                             21
Description of Shares                                             23
Net Asset Value and Days of Operation                             23


FIRSTAR FUNDS, INC. ("Firstar" or the "Company") is a family of eighteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes four separate money market funds (the "Funds") that are designed to meet the cash management and investment needs of investors. Firstar Funds also offers retail and institutional shares of bond and equity funds, which are described in separate prospectuses.

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of commercial, bank, and government money market instruments.

THE U.S. TREASURY MONEY MARKET FUND seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.

THE U.S. GOVERNMENT MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.

Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B. C. Ziegler and Company (the "Distributor"). Shareowner Organizations may perform shareowner servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds.") This Prospectus gives vital information about these Funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FIRSTAR FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                February 1, 1998


EXPENSE SUMMARY
Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by the Funds during the fiscal year ended October 31, 1997. An example based on the summary is also shown.


SHAREOWNER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                    None
Maximum Sales Charge on Reinvested Dividends                 None
Deferred Sales Charge                                        None
Redemption Fees                                              None<F1>
Exchange Fees                                                None
-------------------------------------------------------------------------------

ANNUAL FUND                              U.S.             U.S.      TAX-EXEMPT
OPERATING EXPENSES         MONEY       TREASURY        GOVERNMENT      MONEY
(AS A PERCENTAGE OF        MARKET    MONEY MARKET     MONEY MARKET    MARKET
AVERAGE NET ASSETS)         FUND         FUND             FUND         FUND
-------------------------------------------------------------------------------
Advisory Fees
  (After Fee Waivers)<F2>  0.33%         0.40%           0.47%         0.42%
12b-1 Fees <F3>            0.03%         0.00%           0.00%         0.00%
Shareowner Servicing
  Fees <F3>                0.00%         0.00%           0.00%         0.00%
Other Expenses
  (After Fee Waivers)<F4>  0.24%         0.20%           0.13%         0.18%
Total Fund Operating
  Expenses (After Fee
  Waivers)<F5>             0.60%         0.60%           0.60%         0.60%
-------------------------------------------------------------------------------
<F1> A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from an IRA Account. See "Redemption of Shares."

<F2> The Adviser has voluntarily agreed to waive a portion of its fees to the extent that each Fund's total ordinary operating expenses exceed 0.60% during the current fiscal year. However, these waivers are voluntary and can be modified or terminated at any time without the Fund's consent. Absent such waivers, advisory fees would be 0.50% for each Fund. See "Management of the Funds' in this Prospectus for a more complete description and the Funds' financial statements incorporated into the Statement of Additional Information ("SAI").

<F3> The total of all 12b-1 fees and Shareowner Servicing Fees paid by a Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. Only the Money Market Fund intends to pay 12b-1 fees for the current year.

<F4> The Co-Administrators waived 61%, 65%, 64% and 65% of their fees for the
Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively, during the fiscal year ended October 31, 1997. Absent such waivers, other expenses would have been 0.31%, 0.27%, 0.20% and 0.25% for the Money Market, U.S.Treasury Money Market, U.S. Government Money Market, and Tax-Exempt Money Market Funds, respectively.
The administrative fee waivers are expected to remain in effect for the current fiscal year. However, these waivers are voluntary and can be modified or terminated at any time without the Fund's consent.

<F5> Absent fee waivers, total operating expenses would have been 0.84%, 0.77%,
0.70% and 0.75% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively.

EXPENSE SUMMARY
Example: You would pay the following expenses on a $1,000
investment in any one of the Funds, assuming (1) a 5% annual return and (2) redemption of your investment at the end of each time period:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Money Market Fund, U.S. Treasury
Money Market Fund, U.S. Government
Money Market Fund, Tax-Exempt Money
Market Fund                                 $6       $19       $33       $75
-------------------------------------------------------------------------------
The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear directly or indirectly. In addition, Shareowner Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
                             UNDERSTANDING EXPENSES
Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for any fees charged directly by a Shareowner Organization to its customers, are factored into any quoted share price or return.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
The financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1997, is incorporated by reference into the SAI. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the SAI. You may obtain the SAI and annual report to shareowners, which contains additional performance information, free of charge by calling or writing the Firstar Funds Center at the address listed on the back cover of this Prospectus.

FINANCIAL HIGHLIGHTS                                                                      Supplemental Data and Ratios
                                                                               ------------------------------------------------
                                                                                                            Ratio of
                                Net Asset               Dividends              Net Assets,    Ratio of   Net Investment
                                  Value,      Net        from Net   Net Asset    End of     Net Expenses     Income
                                Beginning  Investment  Investment  Value, End    Period      to Average    to Average   Total
                                of Period    Income      Income     of Period    (000s)      Net Assets    Net Assets   Return
                                ---------    ------      ------     ---------    ------     -----------   ----------   ------
MONEY MARKET FUND
March 16<F1>, through
  October 31, 1988                $1.00      $0.05       $(0.05)      $1.00     $100,373      0.44%<F3>     7.35%<F3>  4.63%<F4>
Year Ended October 31, 1989        1.00       0.08        (0.08)       1.00      201,097      0.60%         8.66%      9.01%
Year Ended October 31, 1990        1.00       0.08        (0.08)       1.00      762,170      0.51%         7.81%      8.14%
Year Ended October 31, 1991        1.00       0.06        (0.06)       1.00      628,697      0.50%         6.28%      6.39%
Year Ended October 31, 1992<F2>    1.00       0.04        (0.04)       1.00      146,012      0.58%         3.84%      3.73%
Year Ended October 31, 1993        1.00       0.03        (0.03)       1.00      132,568      0.60%         2.67%      2.71%
Year Ended October 31, 1994        1.00       0.03        (0.03)       1.00      165,018      0.60%         3.44%      3.42%
Year Ended October 31, 1995        1.00       0.05        (0.05)       1.00      172,261      0.60%         5.36%      5.51%
Year Ended October 31, 1996        1.00       0.05        (0.05)       1.00      224,036      0.60%         4.94%      5.06%
Year Ended October 31, 1997        1.00       0.05        (0.05)       1.00      261,017      0.60%         4.98%      5.12%

U.S. TREASURY MONEY MARKET FUND
April 29<F1>, through
  October 31, 1991                 1.00       0.03        (0.03)       1.00       36,267      0.52%<F5>     5.23%<F5>  2.69%<F6>
Year Ended October 31, 1992<F2>    1.00       0.04        (0.04)       1.00       37,342      0.60%         3.42%      3.48%
Year Ended October 31, 1993        1.00       0.03        (0.03)       1.00       40,744      0.60%         2.55%      2.59%
Year Ended October 31, 1994        1.00       0.03        (0.03)       1.00       56,020      0.60%         3.14%      3.20%
Year Ended October 31, 1995        1.00       0.05        (0.05)       1.00       64,655      0.60%         5.04%      5.16%
Year Ended October 31, 1996        1.00       0.05        (0.05)       1.00       53,430      0.60%         4.70%      4.80%
Year Ended October 31, 1997        1.00       0.05        (0.05)       1.00       78,478      0.60%         4.67%      4.80%

U.S. GOVERNMENT MONEY MARKET FUND
August 1<F1>, through
  October 31, 1988                 1.00       0.02        (0.02)        1.00       49,069      0.50%<F3>     7.56%<F3>  1.91%<F4>
Year Ended October 31, 1989        1.00       0.08        (0.08)        1.00      101,497      0.61%         8.43%      8.72%
Year Ended October 31, 1990        1.00       0.08        (0.08)        1.00      153,480      0.60%         7.55%      7.84%
Year Ended October 31, 1991        1.00       0.06        (0.06)        1.00      237,752      0.60%         5.80%      6.02%
Year Ended October 31, 1992<F2>    1.00       0.04        (0.04)        1.00      221,521      0.60%         3.56%      3.60%
Year Ended October 31, 1993        1.00       0.03        (0.03)        1.00      203,165      0.60%         2.59%      2.63%
Year Ended October 31, 1994        1.00       0.03        (0.03)        1.00      183,591      0.60%         3.29%      3.35%
Year Ended October 31, 1995        1.00       0.05        (0.05)        1.00      163,068      0.60%         5.24%      5.37%
Year Ended October 31, 1996        1.00       0.05        (0.05)        1.00      198,334      0.60%         4.84%      4.96%
Year Ended October 31, 1997        1.00       0.05        (0.05)        1.00      198,592      0.60%         4.83%      4.99%

TAX-EXEMPT MONEY MARKET FUND
June 27<F1>, through
  October 31, 1988                 1.00       0.02        (0.02)        1.00       10,838      0.52%<F3>     5.10%<F3>  1.78%<F4>
Year Ended October 31, 1989        1.00       0.06        (0.06)        1.00       18,429      0.60%         5.82%      5.99%
Year Ended October 31, 1990        1.00       0.05        (0.05)        1.00       16,424      0.64%         5.38%      5.51%
Year Ended October 31, 1991        1.00       0.04        (0.04)        1.00       29,714      0.63%         4.34%      4.49%
Year Ended October 31, 1992<F2>    1.00       0.03        (0.03)        1.00       74,343      0.60%         2.83%      2.91%
Year Ended October 31, 1993        1.00       0.02        (0.02)        1.00       73,621      0.60%         2.12%      2.17%
Year Ended October 31, 1994        1.00       0.02        (0.02)        1.00       70,436      0.60%         2.23%      2.25%
Year Ended October 31, 1995        1.00       0.03        (0.03)        1.00       84,084      0.60%         3.36%      3.42%
Year Ended October 31, 1996        1.00       0.03        (0.03)        1.00       79,328      0.60%         3.09%      3.13%
Year Ended October 31, 1997        1.00       0.03        (0.03)        1.00      108,639      0.60%         3.06%      3.12%

<F1> Commencement of operations.

<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.

<F3> Annualized for the perios ended October 31, 1988.

<F4> Not annualized for the period ended October 31, 1988.

<F5> Annualized for the period ended October 31, 1991.

<F6> Not annualized for the period ended October 31, 1991.


INVESTMENT OBJECTIVES AND POLICIES
The descriptions that follow are designed to help you choose the Fund that best fits your nvestment objectives. You may want to pursue more than one objective by investing in more than one of the Firstar Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

MONEY MARKET FUND
The investment objective of the Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). The Fund may purchase a broad range of commercial, bank and government obligations that are available in the money markets.

The Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors") of Firstar Funds, Inc. ("Firstar" or the "Company'). First
Tier Eligible Securities include, generally, (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued or guaranteed by persons with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The Appendix to the SAI includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which the Fund invests.

The Money Market Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

The Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit the Fund to demand payment of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

The Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund will be regarded as illiquid.

The Money Market Fund may agree to purchase U.S. government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. The Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund may also purchase stripped U.S. government obligations and government-backed trusts. For further discussion of U.S. government securities, see "U.S. Treasury Money Market Fund and U.S. Government Money Market Fund."

The Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Such instruments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

U.S. TREASURY  MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND
The investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S. Treasury (bills, certificates of indebtedness, notes and bonds). However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in U.S. government obligations. Such U.S. government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. Government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority. The U.S. Government Money Market Fund may also purchase stripped U.S. government obligations and government-backed trusts.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

To the extent consistent with their respective investment objectives, each Fund (except for the U. S. Treasury Money Market Fund) may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury Receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government obligations. The SEC staff believes that participation in CATs and TIGRs and other similar trusts are not U.S. government securities. These participations are issued at a discount to their "face value,' and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Government Money Market Fund may also invest in government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

The U.S. Treasury Money Market Fund and U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund" above for a discussion of repurchase agreements.

Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

TAX-EXEMPT MONEY MARKET FUND
The investment objective of the Tax-Exempt Money Market Fund is to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") which meet the Fund's quality requirements set forth below.
During normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The Tax-Exempt Money Market Fund will purchase only Municipal Obligations that are First Tier Eligible Securities as defined above under "Money Market Fund."

Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. (See "Money Market Fund" above.)

Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may, without limit, hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.

The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issue.

The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place beyond the normal settlement date, permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund expects that its when-issued purchases and forward commitments will not exceed 25% of the value of its assets absent unusual market conditions, and that a forward commitment or commitment to purchase when-issued securities will not exceed forty-five days. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Firstar nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

OTHER INVESTMENT INFORMATION
RESTRICTED SECURITIES. No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, and securities that are not registered under the Securities Act of 1933 (the
"Act") but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless such securities are variable amount master demand notes with maturities of nine months or less, privately placed commercial paper, or the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

SECURITIES OF OTHER INVESTMENT COMPANIES. In connection with the management of their daily cash positions, each Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act'). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's Shareowners.
SECURITIES LENDING. Although authorized to do so, the Funds do not presently intend to lend portfolio securities.

PURCHASE OF SHARES
Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR SHARES IN A FUND IS $1,000; WITH THE EXCEPTION OF IRAS, WHICH HAVE A MINIMUM INITIAL INVESTMENT OF $100. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

PURCHASE ORDERS. Investors may purchase shares of the Funds directly with the Funds' transfer agent or through organizations that have entered into distribution or servicing agreements with the Funds (Shareowner Organizations). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may purchase shares of the Funds through a registered representative. Any such purchase generally will not be effective until the order is received by the Fund's transfer agent. Call 1-800-982-8909 for the Firstar Investment Office nearest you.

PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT
                         TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT
                         -------------------                          ---------------------
BY MAIL                  - Complete an application and mail it        - Make your check payable to Firstar
                           along with a check payable to                Funds. Please include your sixteen
                           Firstar Funds, P.O. Box 3011,                digit account number on your check
                           Milwaukee, WI 53201-3011.                    and mail it to the address on
                                                                        your statement.

OVERNIGHT                - Complete an application and deliver        - Make your check payable to Firstar
DELIVERY                   it along with a check payable to             Funds. Please include your sixteen
                           Firstar Funds, 615 E. Michigan St.,          digit account number on your check
                           Milwaukee, WI 53202.                         and deliver it to the address at the left.

AUTOMATICALLY            - Call 1-800-982-8909 to obtain a            - Complete a Periodic Investment Plan
                           purchase application which includes          Application to automatically purchase
                           information for a Periodic                   more shares.
                           Investment Plan.

BY WIRE                  - Call 1-800-228-1024 prior to sending       - Call 1-800-228-1024 prior to sending
                           the wire on order to obtain a                the wire on order to obtain a
                           confirmation number and to ensure            confirmation number and to ensure
                           prompt and accurate handling of              prompt and accurate handling of
                           funds. Ask your bank to transmit             funds. Ask your bank to transmit
                           immediately available funds by wire          immediately available funds by wire as
                           in the amount of your purchase to:           described at the left. Please include
                           Firstar Bank Milwaukee, N.A. ABA             your sixteen digit account number.
                           # 0750-00022, Account # 112-952-137          The Fund and its transfer agent are
                           for further credit to [Name of Fund]         not responsible for the consequences
                           [the name/title on the account]. The         of delays resulting from the banking
                           Fund and its transfer agent are not          or Federal Reserve Wire system, or
                           responsible for the consequences of          from incomplete wiring instructions.
                           delays resulting from the banking or
                           Federal Reserve Wire system, or from
                           incomplete wiring instructions.


BY TELEPHONE             - Call 1-800-228-1024 to exchange            - Call 1-800-228-1024 to exchange from
EXCHANGE                   from another Firstar Fund account            another Firstar Fund account with the
                           with the same registration including         same registration including name,
                           name, address and taxpayer                   address and taxpayer ID number.
                           ID number.


Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the transfer agent. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

Purchase orders received by the transfer agent in proper form (as described above) before 11:30 a.m. Central Time on a business day will be executed at that time, provided the securities dealer or financial institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of business the same day, or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders that are received before 11:30 a.m. Central Time on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 a.m. Central Time and before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange. In addition, purchase orders received by the transfer agent before the close of regular trading hours on the Exchange on a business day will be executed as of the determination of net asset value on that day if the payment is made the next business day out of proceeds from the investor's redemption of shares in certain other investment companies for which Firstar Trust Company serves as transfer agent and/or custodian. For information concerning this procedure, call 1-800-228-1024 or 414-287-3808 (Milwaukee area). Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.

It is the responsibility of Shareowner Organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

Certificates for shares will be issued only upon shareowner request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the SAI or contact the Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF SHARES
Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent. If a redemption order is received by phone (as described below) before 11:30 a.m. Central Time on a business day, Fund shares will be redeemed as of the determination of net asset value at 11:30 a.m. Central Time. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value at 3:00 p.m. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day.

REDEMPTION ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may redeem shares of the Funds through a registered representative. Any such redemption generally will not be effective until the request is received by the Fund's transfer agent. Call 1-800-982-8909 for the Firstar Investment Office nearest you.

REDEMPTION ORDERS PLACED THROUGH THE TRANSFER AGENT

BY PHONE         -  Call 1-800-228-1024 with your account name, account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareowner's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.)

BY MAIL          -  Mail your instructions to the Firstar Funds, P.O. Box 3011,
                    Milwaukee, WI 53201-3011, or deliver them (via overnight
                    delivery or in person) to 615 E. Michigan Street, Milwaukee,
                    WI 53202. Include the number of shares or the amount to be redeemed, your sixteen digit shareowner account number and
                    Social Security number or other taxpayer identification
                    number. Your instructions must be signed by all persons
                    required to sign for transactions exactly as their names
                    appear on the account. If the redemption amount exceeds
                    $50,000, or if the proceeds are to be sent elsewhere than
                    the address of record, or the address of record has been
                    changed by telephone within the preceding 15 days, each
                    signature must be guaranteed in writing by either a
                    commercial bank that is a member of the FDIC, a trust
                    company, a credit union, a savings association, a member
                    firm of a national securities exchange or other eligible
                    guarantor institution.
AUTOMATICALLY    -  Call 1-800-982-8909 for a Systematic Withdrawal Plan
                    application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed' must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.
The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Firstar Funds Center. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to purchase, redeem or exchange by telephone will be required to provide their account number (unless opening a new account). All such telephone transactions will be tape recorded. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

CHECK REDEMPTION. An investor may request on the Purchase Application or by later written request that a Fund provide Redemption Checks ("Checks") drawn on the Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the check clears the transfer agent. When a check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the particular Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the check. Checks will not be returned to shareowners after clearance. There is no charge to the investor for the use of the checks; however, the transfer agent will impose a $20 charge for stopping payment of a check upon the request of the investor, or if the transfer agent cannot honor a check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

OTHER REDEMPTION INFORMATION. The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor must have filed a Purchase Application before any redemption requests can be paid.

The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000 ($100 for IRAs). The $1,000 minimum account balance applies only to accounts opened with Firstar on or after February 28, 1997. Accounts opened with Firstar on or before February 27, 1997 must maintain a required minimum balance of $50. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the SAI for examples of when such redemptions might be appropriate.

Questions concerning the proper form for redemption requests should be directed to Firstar Trust Company's Mutual Fund Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

INTERNET TRANSACTIONS. It is expected that the Funds will make available a service which will permit shareowners to request purchases, exchanges and redemptions of Fund shares after an account is opened on-line via the Internet. For further information on this service and to authorize this service after it is available, call Firstar Trust Company at 1-800-228-1024, and follow the instructions you receive.

Firstar and its agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or otherwise as described in the Prospectus.

SHAREOWNER SERVICES
The services and privileges described below are available to shareowners of the Funds. These may be modified or terminated at any time upon notice to shareowners.

SHAREOWNER REPORTS. Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Funds' fiscal year, which ends October 31, with an annual report containing financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of shareowner reports to be mailed to their residence should call the Firstar Funds Center at 1-800-982-8909, or write to the address listed above.

Account statements will be mailed to shareowners monthly, summarizing all transactions, including purchases, reinvestment of dividends and redemptions.

AUTOMATED TELERESPONSE SERVICE. Shareowners using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Trust Company at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Firstar Trust Company representative.

The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

1. Determine closing prices for each Fund.
2. Learn how the price of a Fund has changed from the previous day.
3. Hear daily yields for Firstar money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a Fund will be reinvested.

To speak with a Firstar Trust Company representative anytime during an automated teleresponse session (during regular business hours), shareowners may press
"0."

TELEPHONE EXCHANGE PRIVILEGE. If shares may be legally sold in the state of the investor's residence, shareowners are generally permitted to exchange their shares in a Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Firstar family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

Firstar reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Firstar may determine to do so with prior notice to the shareowner, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Firstar family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. Firstar, however, reserves the right to impose a charge in the future.

In order to request an exchange by telephone, a shareowner must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS
Shareowners of each Fund are entitled to dividends and distributions arising only from the net income, including net realized gains and losses, if any, earned on the investments held by the particular Fund. Each Fund's net income is declared as a dividend on each business day on the shares that are outstanding immediately after 11:30 a.m. Central Time on the declaration date. Dividends and distributions are automatically reinvested in additional shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the transfer agent that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends or distributions will be paid by check unless the transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner's bank account. Cash dividends and distributions will be paid within five business days after the end of the month or within five business days after a redemption of all of a shareowner's shares of a Fund. The Funds do not expect to realize net long-term capital gains. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT OF THE FUNDS
The business and affairs of the Funds are managed under the direction of the Board of Directors of the Firstar Funds, Inc. ("Firstar" or the ""Company"). The SAI contains the name and background information regarding each Director.

ADVISORY SERVICES. FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $22.3 billion in assets under active management, of which $13.4 billion is invested in fixed-income and money market securities and $8.9 billion in equity securities. Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds' and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions; this agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser, to take into account the sale of Fund Shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

For the services provided and expenses assumed as investment adviser, the Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the annual rate of 0.50% of the first $2 billion of each Fund's average daily net assets, plus 0.40% on average daily net assets over $2 billion. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1997, at the annual rate of 0.33% for the Money Market Fund, 0.40% for the U.S. Treasury Fund, 0.47% for the U.S. Government Fund, and 0.42% for the Tax-Exempt Money Market Fund.

The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

ADMINISTRATIVE SERVICES. Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Firstar Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist in the Funds' operations. As further described in the SAI, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Firstar's first $2 billion of average aggregate daily net assets, plus 0.10% of Firstar's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion. For the fiscal year ended October 31, 1997, the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund accrued administrative fees, after waivers, at the effective annual rates of 0.04% of their average net assets.

SHAREOWNER ORGANIZATIONS. Firstar may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser, providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under the Service Agreements, shareowner support services, which are described more fully in the SAI, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Fund shares; and providing sub-accounting with respect to Fund shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Shareowner Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. For the fiscal year ended October 31, 1997, Shareowner Organizations received fees pursuant to such agreements at the effective annualized rates of 0.03%, 0%, 0% and 0% of the average net assets of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively.

Under the terms of their agreements with Firstar, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Firstar. In addition, investors should contact their Shareowner Organizations with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Firstar only to perform the administrative and investor servicing functions described above, and will represent to Firstar that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a Shareowner Organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Firstar pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND ACCOUNTING SERVICES AGENT Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency and accounting services for the Funds. For the fiscal year ended October 31, 1997, total custodial, transfer agency, dividend disbursing agency and accounting services fees earned by Firstar Trust were approximately 0.13%, 0.09%, 0.06% and 0.08% of the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds' average net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the SAI. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

INVESTMENT LIMITATIONS
Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the SAI.

NO FUND MAY:

1. Purchase securities of any one issuer (other than U.S. government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

In addition, the Tax-Exempt Money Market Fund may not:

5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certain fully collateralized repurchase agreements, securities with certain guarantees and, under certain circumstances, securities of certain money market Funds) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Compliance with the diversification requirements of SECRule 2a-7 will be deemed to be compliance with the fundamental diversification restriction above.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings exceed the limit stated above, a Fund will promptly reduce such amount.

TAXES
FEDERAL
Firstar's management intends that each Fund will qualify as a "regulated investment company' under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund contemplates declaring as dividends each year at least 90% of its investment company income.

Any dividend or distribution out of "net capital gain" (the excess of the Fund's net long-term capital gain over its net short-term capital loss), if any, of the Fund, will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. All other distributions, to the extent that they are taxable, are taxed to shareowners as ordinary income.

In addition, the Tax-Exempt Money Market Fund contemplates paying to its shareowners at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt interest income may be treated by shareowners as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareowner, exclusion would be disallowed. (See SAI under "Additional Information Concerning Taxes.") If the Tax-Exempt Money Market
Fund should hold certain private activity bonds issued after August 7, 1986, shareowners must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareowners must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareowners receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Since all of the net income of the Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by these Funds will be taxable as ordinary income to those shareowners who are not exempt for federal income tax purposes, and that no part of any distribution paid by these Funds will be eligible for the dividends received deduction. Any dividends paid out of income realized by the Tax-Exempt Money Market Fund on taxable securities will also be taxable to shareowners as ordinary income.

Although the Funds anticipate that they will not have net long-term capital gain, any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareowner (i) who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to backup-withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL
Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own situation. Similarly, dividends paid by the other Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION OF SHARES
The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 18 classes representing interests in 18 investment portfolios. Of the authorized shares, five billion shares have been classified for each Fund discussed in this Prospectus. Each Fund is classified as a diversified company under the 1940 Act. For information regarding the other portfolios, contact the Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

Firstar does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Firstar will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Firstar entitled to vote. To the extent required by law, Firstar will assist in shareowner communication in such matters.

Shareowners of each class of Firstar's common stock are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately as a class on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. Shares of Firstar have noncumulative voting rights and, accordingly, the holders of more than 50% of Firstar's outstanding shares (irrespective of class) may elect all of the Directors. As of December 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 75% of Firstar's shares that were outstanding on that date.

Each share of a Fund represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

NET ASSET VALUE AND DAYS OF OPERATION
The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central Time and as of the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Banks observe: New Year's Day, Martin Luther King, Jr. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to that Fund by the number of the Fund's outstanding shares.

The Company intends to use its best efforts to maintain the net asset value of each Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method, Firstar limits the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

STATEMENT OF ADDITIONAL INFORMATION (SAI). Additional information about the Funds, contained in a SAI has been filed with the Securities and Exchange Commission and is available upon request. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The current SAI bears the same date as this prospectus and is incorporated by reference in its entirety into the Prospectus.


TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 East Michigan Street
P.O. Box 3011
Milwaukee, Wisconsin 53201-3011
www.firstarfunds.com




xxxxx
                            PORTICO FUNDS, INC.
                              Balanced Income Fund
                                 Form N-1A
                           Cross Reference Sheet
Part A
Item No.                                                  Prospectus Heading
--------                                                  ------------------

1. Cover Page ......................................      Cover Page

2. Synopsis ........................................      Expense Summary

3. Condensed Financial Information .................      Performance History;
                                                          Performance
                                                          Calculations

4. General Description of Registrant ...............      Cover Page;
                                                          Investment
                                                          Objectives and
                                                          Policies; Other
                                                          Investment
                                                          Information;
                                                          Description of
                                                          Shares; Invest-
                                                          ment Limitations

5. Management of the Fund ..........................      Management of the
                                                          Fund

5A.Management's Discussion of Fund Performance .....      Inapplicable

6. Capital Stock and Other Securities ..............      Dividends and
                                                          Distributions;
                                                          Management of the
                                                          Fund; Taxes;
                                                          Description of
                                                          Shares

7. Purchase of Securities Being Offered ............      Purchase of Shares;
                                                          Shareowner
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

8. Redemption or Repurchase ........................      Redemption of
                                                          Shares; Shareowner
                                                          Services; Net Asset
                                                          Value and Days of
                                                          Operation

9. Pending Legal Proceedings .......................      Not Applicable

xxxxx


                            INSTITUTIONAL & RETAIL
                             BALANCED INCOME FUND

                                  PROSPECTUS

                               FEBRUARY 1, 1998

                         TO GET THERE, START HERE.(SM)

                             FIRSTAR FUNDS (LOGO)



TABLE OF CONTENTS
          Expense Summary                                                 2
          Performance History                                             3
          Investment Objective and Policies                               4
          Other Investment Information                                    6
          Purchase of Shares                                             11
          Redemption of Shares                                           16
          Exchange of Shares                                             19
          Shareowner Services (Retail Shareowners Only)                  20
          Dividends and Distributions                                    21
          Management of the Fund                                         21
          Expenses                                                       23
          Investment Limitations                                         23
          Taxes                                                          24
          Description of Shares                                          25
          Net Asset Value and Days of Operation                          26



                      This page intentionally left blank.


This Prospectus describes the Balanced Income Fund, one of the eighteen mutual funds in the Firstar family of funds. The Balanced Income Fund seeks current income and the preservation of capital through a balanced portfolio of dividend paying equity and fixed income securities. Firstar Funds, Inc. ("Firstar" or the "Company") offer a variety of portfolios with different investment objectives designed to meet the needs of individual and institutional investors, including fixed income, balanced, domestic and international equity and money market funds, which are described in separate prospectuses.

Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") serves as investment adviser to the Fund, and the Fund is sponsored by B. C. Ziegler and Company (the "Distributor"). Shareowner Organizations may perform shareowner servicing and assistance in connection with the distribution of the Fund's Retail Shares and receive fees from the Fund for their services. (See "Management of the Fund.")

This Prospectus gives vital information about these Funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FIRSTAR FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 1, 1998



EXPENSE SUMMARYBelow is a summary of the shareowner transaction expenses and the annual operating expenses expected to be incurred by Retail and Institutional Shares of the Balanced Income Fund during its first twelve months of operations. An example based on the summary is also shown.

                                                    RETAIL        INSTITUTIONAL
SHAREOWNER TRANSACTION EXPENSES                     SHARES            SHARES
-------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)               4.00%              None
Maximum Sales Charge Imposed on
  Reinvested Dividends                               None              None
Deferred Sales Charge                                None              None
Redemption Fees                                      None<F1>          None<F1>
Exchange Fees                                        None              None
-------------------------------------------------------------------------------


ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------

Advisory Fees (After Fee Waivers)<F2>               0.30%             0.30%
12b-1 Fees                                             0%<F3>            0%
All Other Expenses (After Fee Waivers)
   Shareowner Servicing Fees              0.25%<F3>             0%
   Other Expenses
     (After Fee Waivers) <F4>             0.45%     0.70%    0.45%    0.45%
                                          -----     -----    -----    -----
Total Fund Operating Expenses
  (After Fee Waivers) <F5>                          1.00%             0.75%
                                                    =====             =====
-------------------------------------------------------------------------------


<F1>  A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from an Individual Retirement account ("IRA") on Retail Shares. See "Redemption of Shares."
<F2>  The Adviser has voluntarily agreed to waive a portion of its fees to the extent that the Fund's total operating expenses exceed 1.00% for Retail Shares and 0.75% for Institutional Shares during the first twelve months of operations. However, the waivers are voluntary, and may be modified or terminated at any time without the Fund's consent. Absent such waivers, advisory fees would be 0.75%. See "Management of the Fund" in this Prospectus for a more complete discussion.
<F3>  The total of all 12b-1 fees and Shareowner Servicing Fees paid by Retail
      Shares of the Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. The Fund does not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareowners may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
<F4>  The Administrator anticipates voluntarily waiving 0.07% of its fees to the Fund during the first twelve months of operations. However, the waivers are voluntary, and may be modified or terminated at any time without the Fund's consent. Without the fee waiver, "Other Expenses" would be 0.52% for both Retail and Institutional Shares.
<F5>  Absent fee waivers, total operating expenses would be 1.52% and 1.27% for
      Retail and Institutional Shares, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return; and (2) redemption of your investment at the end of the following periods:

                                                1 YEAR   3 YEARS
---------------------------------------------------------------------------
Retail Shares                                     $50       $71
Institutional Shares                              $ 8       $24
---------------------------------------------------------------------------
The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly and reflect anticipated fees. In addition, Shareowner Organizations or Institutions (as defined below) may charge fees for providing services in connection with their clients' investments in the Fund's shares.

The example shown above should not be considered a representation of past or future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown. The Balanced Income Fund is new and the above figures are based on expenses expected during its first twelve months of operations.

Information regarding the Fund's actual performance will appear in its annual report to shareowners. The annual report for its first fiscal year, which may be obtained without charge by calling Firstar Funds Center at 1-800-982-8909, will be available within 60 days after the end of the fiscal year. Each shareowner of record at the close of the fiscal year will be sent the annual report.


                            UNDERSTANDING EXPENSES
Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from the Fund's assets and their effect, except for fees charged directly by a Shareowner Organization or Institution to its customers, are factored into any quoted share price or return.



PERFORMANCE
HISTORY                         AVERAGE ANNUAL TOTAL RETURN*
-------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                                     1 YEAR  3 YEARS  5 YEARS (INCEPTION DATE)
-------------------------------------------------------------------------------
Total Return
  Balanced Income Fund                                             15.49%
  (Institutional Shares)             25.48%   20.52%  14.75%   (Jan. 1, 1989)
Total Return
  Balanced Income Fund                                             14.70%
  (Retail Shares)                    20.22%   18.65%  13.56%   (Jan. 1, 1989)
------------------------------------------------------------------------------
*Average annual total return calculations are for periods ended September 30, 1997 and reflect the 4.00% front-end sales charge for retail shares.


The performance above is the performance of a common trust fund managed by FIRMCO which operated during the periods prior to commencement of operations of the Firstar Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as the Firstar Balanced Income Fund. In connection with the commencement of operations of the Balanced Income Fund, the common trust fund transferred its assets to the Balanced Income Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Firstar Balanced
Income Fund's expenses set forth in the Expense Summary for both
Institutional and Retail shares. The performance of the common trust fund also has been restated to reflect the Firstar Balanced Income Fund's maximum 4.00% sales charge on retail shares.

Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.

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INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE. The investment objective of the Balanced Income Fund is to seek current income and the preservation of capital through investment in a balanced portfolio of dividend paying equity and fixed income securities. Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. Fixed income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index on a consistent basis. In investing in fixed income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman Brothers Intermediate Government/Corporate Bond Index and the specialized quantitative investment techniques see "Investment Techniques" below.) There is no assurance that the Fund's investment objective will be attained. An investor should not consider an investment in the Fund to be a complete investment program.

Currently, it is expected that, in general, the Fund will invest approximately 50% of the value of its total assets in fixed income securities and 50% of the value of its total assets in equity securities. The Fund's policy is to invest at least 40% of the value of its total assets in fixed income securities and at least 20% and no more than 60% in equity securities during normal market conditions. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

INVESTMENT TECHNIQUES. Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts ("ADRs"), in the securities of foreign issuers. Each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. From time to time, the Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in non-investment grade securities. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.

The Fund primarily invests in companies that the Adviser considers to be well-managed and to have "attractive fundamental financial characteristics." Attractive fundamental financial characteristics include, among other factors, low debt, high return on equity and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations over $750 million. The median stock market capitalization is generally anticipated to be between $3 billion and $5 billion and the weighted average stock market capitalization between $10 billion and $20 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% of total assets at the time of purchase, in companies with larger or smaller market capitalizations.

In constructing and maintaining the fixed income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before fund expenses, comparable to that of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments. The Fund may invest a substantial portion of its fixed income portfolio in securities that are not included in its benchmark index. The Fund therefore is not an "index" fund, which typically holds only securities that are included in the index it attempts to replicate.

The approach employed by the Adviser in managing the fixed income portion of the Fund's portfolio is to define and measure the various duration characteristics of the Lehman Brothers Intermediate Government/Corporate Bond Index. "Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

The Lehman Brothers Intermediate Government/Corporate Bond Index is a market value weighted total return index measuring both the principal price change of and income provided by the underlying universe of securities underlying the index. The Lehman Brothers Intermediate Government/Corporate Bond Index is intended to measure performance of its respective fixed-rate debt market over given time intervals. Securities included in the Lehman Brothers Intermediate Government/Corporate Bond Index must meet the following criteria, as defined by Lehman Brothers:

  -  Fixed as opposed to variable rate
  -  From one to ten years remaining until maturity
  -  Minimum outstanding principal value of $100 million
  - Minimum quality rating of Baa by Moody's or, if unrated by Moody's, BBB by S&P

As of October 31, 1997, 3,924 issues were included in the Lehman Brothers Intermediate Government/Corporate Bond Index representing $2.4 trillion in market value.

The Lehman Brothers Intermediate Government/Corporate Bond Index is a trademark of Lehman Brothers. The Fund, its Adviser and the Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

Fixed income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed income securities without regard to any maturity limitation.

Debt obligations acquired by the Fund will be "investment grade" at the time of purchase; that is, obligations rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.

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OTHER INVESTMENT INFORMATION
MONEY MARKET INSTRUMENTS. The Fund may hold short-term U.S. government obligations, high quality money market instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, or if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper and variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less, and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but they must satisfy the same criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master notes only when the Adviser deems the investment to involve minimal credit risk. The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks. The Fund may also invest in securities issued by other investment companies which invest in high quality, short-term debt instruments. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940. The Fund will not invest in any other Firstar Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

GOVERNMENT OBLIGATIONS. To the extent consistent with its objectives, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may purchase residential and commercial mortgage-backed securities, as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

Presently there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the owners of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the owners of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities.

RESTRICTED SECURITIES. The Fund will not knowingly invest more than 10%, and in all cases will not invest more than 15%, of the value of its net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

BORROWINGS. The Fund may borrow money to the extent described below under "Investment Limitations." The Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

FOREIGN SECURITIES. The Fund may invest in foreign securities. The Fund's investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through ADRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than for domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Fund does not intend to hedge against foreign currency risk, and changes in currency exchange rates will impact the Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Fund and its shareowners may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

STRIPPED SECURITIES. To the extent consistent with its investment objective, the Fund may purchase participation in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities.

OPTIONS. The Fund may purchase put and call options in an amount not to exceed 5% of its net assets. Such options may relate to particular securities or various stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase the Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by the Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Fund may write call options on securities and on various stock indices. The Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, the Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Fund. For additional information relating to option trading practices and related risks, see the Statement of Additional Information ("SAI").

FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in a security index or to reduce transaction costs. For example, the Fund may enter into transactions involving a stock index futures contract which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine it would be in the interest of the Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. The Fund will not use futures contracts for speculative purposes.

Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by the Fund and the prices of bond or stock index futures contracts, and (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of the Fund to close open futures positions. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the SAI.

The Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

During normal market conditions, no more than 5% of the Fund's net assets will be purchased or held in convertible or other securities rated below investment grade. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of the Fund's net assets.

CONCENTRATION. The Adviser anticipates that from time to time certain industry sectors will not be represented in the Funds' portfolios while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and the Fund's investment will be diversified among individual issuers.

SMALL COMPANIES. Small companies in which the Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of changes in their earnings and prospects.

PORTFOLIO TURNOVER. The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in their realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains may be ordinary income for federal income tax purposes. (See "Taxes-Federal.") The Fund's portfolio turnover rate is not expected to exceed 75% per year, and the portfolio turnover rate for the equity portion of the Fund is not expected to exceed 100%.

WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of the Fund's net assets will be invested in warrants.

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PURCHASE OF SHARES
Shares of the Fund are offered and sold by the distributor for the Fund, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker/dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

Retail and Institutional Shares of the Fund will be offered at net asset value per share, plus in the case of Retail Shares the applicable sales charge described below (unless a waiver applies). Institutional Shares of the Fund are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans; and (c) all clients of FIRMCO. All other persons must purchase Retail Shares of the Fund.

THE MINIMUM INITIAL INVESTMENT FOR RETAIL SHARES IN THE FUND IS $1,000; WITH THE EXCEPTION OF IRAS, WHICH HAVE A MINIMUM INITIAL INVESTMENT OF $100. The minimum subsequent investment for Retail Shares in the Fund is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

There is no minimum initial or subsequent investment for Institutional Shares.
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HOW TO PURCHASE RETAIL SHARES
Purchase orders for Retail Shares may be placed through the transfer agent of the Fund, registered representatives of Firstar Investment Services, Inc. ("FIS"), or organizations that have entered into distribution or servicing agreements with the Fund (including FIS, "Shareowner Organizations"). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below.

Once each business day, two share prices of the Retail Shares are calculated for the Fund: the offering price and the net asset value (NAV). Retail Shares are purchased at the offering price which is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as indicated below:


                                                                 Shareowner
                                                                Organization
           Amount of     Sales Charge as a   Sales Charge as  Reallowance as a
          Transaction      Percentage of      Percentage of     Percentage of
       at Offering Price  Offering Price     Net Asset Value   Offering Price
      -------------------------------------------------------------------------
      Less than $50,000        4.00%              4.16%             3.50%
      $50,000 to $99,999       3.00%              3.09%             2.50%
      $100,000 to $249,999     2.00%              2.04%             1.50%
      $250,000 or more         none               none              none
      -------------------------------------------------------------------------

The Distributor may reallow the entire sales charge to certain Shareowner Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareowner Organizations may be deemed to be underwriters under the Act.

You may purchase Retail Shares without a sales charge if: (a) you were a Firstar shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you open an account within 60 days of a redemption of Firstar Institutional Shares; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Firstar; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you open an account within 60 days of a termination of a personal trust account or corporate sponsored qualified retirement plan for which Firstar Trust Company serves as administrator; (f) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity; (g) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (h) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (i) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; (j) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above; or (k) you make any purchase for your Individual Retirement Account that was opened between February 28, 1997 and January 31, 1998. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Fund in Retail Shares of other Firstar Funds, within 365 days of redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.

QUANTITY DISCOUNTS. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.
To qualify for a reduction of or exception to the sales charge, you must notify your Shareowner Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareowner Organization or Firstar Funds Center at 1-800-982-8909.

RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

LETTER OF INTENT. By completing the Letter of Intent section of the purchase application ("Letter of Intent"), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent and here. The offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

PURCHASE ORDERS. Investors may purchase Retail Shares of the Fund through registered representatives of Firstar Investment Services, Inc. located at Firstar Banks ("Firstar Investment Offices"), or directly with the Fund's transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. Subsequent investments in an existing account in the Fund may be made at any time by sending to the address below a check or money order payable to the Fund, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Fund's transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by the Fund.

PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may purchase shares of the Funds through a registered representative. Any such purchase generally will not be effective until the order is received by the Fund's transfer agent. Call 1-800-982-8909 for the Firstar Investment Office nearest you.

PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT


                   TO OPEN AN ACCOUNT                                 TO ADD TO AN ACCOUNT
                   ------------------                                 --------------------
BY MAIL            - Complete an application                          - Make your check payable to
                     and mail it along with a                           Firstar Funds. Please include
                     check payable to                                   your sixteen digit account number
                     Firstar Funds, P.O.                                on your check and mail it
                     Box 3011, Milwaukee,                               to the address on your
                     WI 53201-3011.                                     statement.


OVERNIGHT          - Complete an application and deliver              - Make your check payable to Firstar
DELIVERY             it along with a check payable to                   Funds. Please include your sixteen digit
                     Firstar Funds, 615 E. Michigan St.,                account number on your check and deliver
                     Milwaukee, WI 53202.                               it to the address at the left.

AUTOMATICALLY      - Call 1-800-982-8909 to obtain a                  - Complete a Periodic Investment Plan
                     purchase application which includes                Application to automatically purchase
                     information for a Periodic                         more shares.
                     Investment Plan.                                 - Open a ConvertiFundR account to automatically invest
                                                                        proceeds from one account to another account of the Firstar
                                                                        Family of Funds.

BY WIRE            - Call 1-800-228-1024 prior to                     - Call 1-800-228-1024 prior to sending the
                     sending the wire in order to obtain                wire in order to obtain a confirmation
                     a confirmation number and to                       number and to ensure prompt and accurate
                     ensure prompt and accurate                         handling of funds. Ask your bank to
                     handling of funds. Ask your bank to                transmit immediately available funds by
                     transmit immediately available funds               wire as described at the left. Please also
                     by wire in the amount of your                      include your sixteen digit account number.
                     purchase to Firstar Bank Milwaukee,                The Fund and its transfer agent are not
                     N.A., ABA # 0750-00022, Account                    responsible for the consequences of delays
                     #112-952-137 for further credit to                 resulting from the banking or Federal
                     Firstar Balanced Income Fund                       Reserve Wire system, or from incomplete
                     [name/title on the account].                       wiring instructions.
                     The Fund and its transfer agent are
                     not responsible for the consequences
                     of delays resulting from the banking
                     or Federal Reserve Wire system, or
                     from incomplete wiring instructions.

BY TELEPHONE       - Call 1-800-228-1024 to exchange                  - Call 1-800-228-1024 to exchange from
EXCHANGE             from another Firstar Fund account                  another Firstar Fund account with the
                     with the same registration including               same registration including name,
                     name, address and taxpayer                         address and taxpayer ID number.
                     ID number.

Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the transfer agent. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

If an order and payment are received by the transfer agent in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Fund will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

Certificates for shares will be issued only upon shareowner request. The Fund reserves the right to reject any purchase order. Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information see the SAI or contact Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

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HOW TO PURCHASE INSTITUTIONAL SHARES
All Institutional Share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the owners of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Fund should contact their account representatives.

Institutional Shares are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares.

Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3610 only if preceded by a telephone call) prior to sending a wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Purchase orders that are received by the transfer agent before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of regular trading hours. Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

Payment for Institutional Shares should be transmitted by wire in immediately available funds to:

Firstar Bank Milwaukee, N.A.
ABA #0750-00022,
Account #112-952-137
For further credit to
Firstar Balanced Income Fund
[the investor's sixteen digit account number and the name/title of the account].

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Payment may also be made by check payable to: Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan St., Milwaukee, WI 53202.

It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

Certificates for shares will be issued only upon the request of an Institution. The Fund reserves the right to reject any purchase order.

Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in this Prospectus. For further information see the SAI or contact Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

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REDEMPTION OF SHARES

HOW TO REDEEM RETAIL SHARES
Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent or FIS. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, normally 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

REDEMPTION ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES. You may redeem shares of the Funds through a registered representative. Any such redemption generally will not be effective until the request is received by the Fund's transfer agent. Call 1-800-982-8909 for the Firstar Investment Office nearest you.


REDEMPTION ORDERS PLACED THROUGH THE TRANSFER AGENT

BY PHONE       - Call 1-800-228-1024 with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareowner's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. [Available only if redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.]

BY MAIL,       - Mail your instructions to the Firstar Funds, P.O. Box 3011,
OVERNIGHT        Milwaukee, Wisconsin 53201-3011, or deliver them (via
DELIVERY         overnight delivery or in person) to 615 E. Michigan
OR IN PERSON     St., Milwaukee, WI 53202. Include the number of shares or the amount to be redeemed, your sixteen digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds
                 $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

AUTOMATICALLY  - Call 1-800-982-8909 for a Systematic Withdrawal Plan
                 application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or FIS receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Firstar Funds Center at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Firstar and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to purchase, redeem or exchange by telephone will be required to provide their account number (unless opening a new account). All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

OTHER REDEMPTION INFORMATION
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by the rules of the SEC. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor must have filed a purchase application before any redemption requests can be paid.

The Fund imposes no charge when shares are redeemed and reserves the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000 ($100 for IRAs). The Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the SAI for examples of when such redemptions might be appropriate.

Questions concerning the proper form for redemption requests should be directed to Firstar Trust at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

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HOW TO REDEEM INSTITUTIONAL SHARES
Customers who purchase Institutional Shares of the Fund through accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "How to Purchase Institutional Shares." Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order. Payment for redeemed shares will normally be wired in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. The Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. The transfer agent currently charges a $15.00 fee for each IRA distribution, which will be deducted from the shareowner's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

Firstar imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Firstar may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Firstar's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the SAI for examples of when such redemptions might be appropriate.

It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to purchase, redeem or exchange by telephone will be required to provide their account number (unless opening a new account). All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

INTERNET TRANSACTIONS. It is expected that the Fund will make available a service which will permit shareowners to request purchases, exchanges and redemptions of Fund shares after an account is opened on-line via the Internet. For further information on this service and to authorize this service after it is available, call Firstar Trust Company at 1-800-228-1024, and follow the instructions you receive.

Firstar and its agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Fund on-line. If this happens, you may initiate transactions in your share accounts by mail or otherwise as described in the Prospectus.

-------------------------------------------------------------------------------
EXCHANGE OF SHARES
If shares may legally be sold in the state of the investor's residence, Retail shareowners are generally permitted to exchange their Retail Shares in the Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Firstar family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge unless a shareowner qualifies for a sales charge exemption as described in the section "Purchase of Shares." Institutional shareowners also are generally permitted to exchange their Institutional Shares in the Fund (with a minimum current value of $1,000) for Institutional Shares of other funds in the Firstar Family of Funds, provided such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

Firstar reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser, agent, or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Firstar may determine to do so with prior notice to the shareowner, broker, investment adviser, agent, or account representative based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser, agent, or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Firstar Family of Funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. Firstar reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

In order to request an exchange by telephone, a shareowner must give the account name, sixteen digit account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the address listed above under "Redemption of Shares."

The Fund reserves the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Fund and its transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

-------------------------------------------------------------------------------
SHAREOWNER SERVICES
(RETAIL SHAREOWNERS ONLY)
The services and privileges described below are available to Retail Shareowners of the Fund. These may be modified or terminated at any time upon notice to shareowners.

SHAREOWNER REPORTS. Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of shareowner reports to be mailed to their residence should call Firstar Funds Center at 1-800-982-8909, or write to the address listed above. Account statements will be mailed to shareowners after each purchase, reinvestment of dividends and redemption.

AUTOMATED TELERESPONSE SERVICE. Shareowners using a touch-tone telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling Firstar Trust at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Firstar Trust representative.

The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

1.   Determine closing prices for the Fund.
2.   Learn how the price of a Fund has changed from the previous day.
3.   Hear daily yields for Firstar money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested.

To speak with a Firstar Trust representative any time during an automated teleresponse session (during regular business hours), shareowners may press "0."

For total return information, shareowners must call Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

RETIREMENT PLANS. The Fund offers individual retirement accounts and prototype defined contribution plans, including SIMPLE and 401(k) plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
Dividends from the Fund's net investment income are declared and paid quarterly. The Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

Dividends and distributions will reduce the net asset value of the Retail and Institutional Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail or Institutional Shares of the Fund (as applicable) on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the Fund's transfer agent or registered representative, as appropriate, that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareowner's shares of the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

-------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed under the direction of the Board of Directors of the Firstar Funds, Inc. ("Firstar" or the "Company"). The SAI contains the name and background information regarding each Director.

ADVISORY SERVICES
FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $22.3 billion in assets under active management, of which $13.4 billion is invested in fixed income and money market securities and $8.9 billion in equity securities. Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions; this agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the Fund, the Adviser manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser is entitled to receive from the Fund a fee, calculated daily and payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by the Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

The Adviser's portfolio management services for the Fund are conducted by Marian Zentmyer and Warren Pierson. Ms. Zentmyer has been with Firstar since 1982 and has nineteen years of investment experience. She is a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Pierson joined Firstar in 1985 and has twelve years of fixed income experience at Firstar. He is a Vice President and Senior Portfolio Manager of FIRMCO. Both Ms. Zentmyer and Mr. Pierson are Chartered Financial Analysts. In addition, Ms. Zentmyer is a Certified Financial Planner.

ADMINISTRATIVE SERVICES
Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202 ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Firstar Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner Organizations and Institutions; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the SAI, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Firstar's first $2 billion of average aggregate daily net assets, plus 0.10% of Firstar's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

SHAREOWNER ORGANIZATIONS
Firstar may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser (such as FIS), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Fund. Under the Service Agreements, shareowner support services, which are described more fully in the SAI, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail Shares. For their services, Shareowner Organizations may be entitled to receive fees from the Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail Shares covered by their agreements.

Under the terms of their agreements with Firstar, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Firstar. In addition, investors should contact their Shareowner Organization with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Firstar only to perform the administrative and investor servicing functions described above, and will represent to Firstar that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a Shareowner Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Firstar pursuant to Rule 12b-1 under the 1940 Act. In the case of the Fund, no payments are made to its Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

-------------------------------------------------------------------------------
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
AGENT, AND ACCOUNTING SERVICES AGENT
Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency services, and accounting services for the Fund. Total custodial, transfer agency, dividend disbursing agency, and accounting services fees paid to Firstar Trust for the first twelve months of the Fund's operations are expected to be approximately 0.21% of the Fund's average net assets. Additional information regarding the fees payable by the Fund to Firstar Trust for these services is provided in the SAI. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, WI 53201-3011.

-------------------------------------------------------------------------------
EXPENSES
Operating expenses borne by the Fund include taxes, interest, fees and expenses of Directors and officers, Securities and Exchange Commission fees, state securities and qualification fees, advisory fees, administration fees, Shareowner Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, cost of shareowner reports and meetings and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.

-------------------------------------------------------------------------------
INVESTMENT LIMITATIONS
Except for the limitations detailed below, the investment objective and policies of the Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of the Fund's fundamental investment limitations which are set forth in full in the SAI.

THE FUND MAY NOT:

1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings or reverse repurchase agreements exceed the 10% limit stated above, the Fund will promptly reduce such amount.

-------------------------------------------------------------------------------
TAXES

FEDERAL
Firstar's management intends that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Any dividend or distribution out of "net capital gain" (the excess of the Fund's net long-term capital gain over its net short-term capital loss), if any, of the Fund, will be taxable to a shareowner of the Fund as long-term capital gain, regardless of how long the shareowner has held shares of the Fund. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. All other distributions, to the extent that they are taxable, are taxed to shareowners as ordinary income.

Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxes.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross proceeds paid to any shareowner (i) who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. The Fund generally will also withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareowners, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL
Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above.

-------------------------------------------------------------------------------
DESCRIPTION OF SHARES
The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 18 classes representing interests in 18 existing investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail and Institutional Series representing interests in the same Fund. Of these authorized shares, 100 million shares have been classified for each of the Retail and Institutional Series discussed in this Prospectus.

Shares of each series bear their pro rata portion of all operating expenses paid by the Fund, except certain payments of up to 0.25% of the average daily net assets of the Retail Shares under the Fund's Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. In addition, Retail Shares, subject to certain exceptions described under Purchase of Shares above, are sold with a maximum sales charge of 4.00% with respect to the Company's equity funds and 2.00% with respect to the Company's fixed income funds. Institutional Shares are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) all employer-sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Firstar Funds offer various services and privileges in connection with Retail Shares that are not offered in connection with the Institutional Shares, including a Periodic Investment Plan, ConvertiFund,R and Systematic Withdrawal Plan. A salesperson and any other person or Shareowner Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

For information regarding the other funds and series, contact Firstar Funds Center at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

Firstar does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Firstar will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Firstar that are entitled to vote. To the extent required by law, Firstar will assist in shareowner communication in such matters.

Shareowners of each class of Firstar Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that shareowners of the Fund will vote separately on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the Fund, only the Retail Shares will be entitled to vote. Shares of Firstar have noncumulative voting rights and, accordingly, the owners of more than 50% of Firstar's outstanding shares (irrespective of Fund) may elect all of the Directors. As of December 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 75% of Firstar's shares that were outstanding on that date.

Each Retail and Institutional Share of the Fund represents an equal proportionate interest with other shares of the same series in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights. The Fund is classified as a diversified company under the 1940 Act.

-------------------------------------------------------------------------------
NET ASSET VALUE AND DAYS OF OPERATION
The net asset value of each series of the Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail and Institutional Share is calculated by dividing the value of all securities and other assets owned by the Fund that are allocated to Retail or Institutional Shares, respectively, less the liabilities charged to the particular series by the number of the Fund's outstanding Shares of that series.

Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

The Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem shares.

                         ____________________________

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         ____________________________

STATEMENT OF ADDITIONAL INFORMATION (SAI). Additional information about the Fund, contained in a SAI has been filed with the Securities and Exchange Commission and is available upon request. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The current SAI bears the same date as this prospectus and is incorporated by reference in its entirety into the Prospectus.


                      This page intentionally left blank.


TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 East Michigan Street
P.O. Box 3011
Milwaukee, WI 53201-3011
www.firstarfunds.com



TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 East Michigan Street
P.O. Box 3011
Milwaukee, WI 53201-3011
www.firstarfunds.com

                         TO GET THERE, START HERE.(SM)
                         FIRSTAR FUNDS (LOGO)

xxxxx


                              PORTICO FUNDS, INC.
                        (Retail and Institutional Series)
                                 Balanced Fund
                             Growth and Income Fund
                              Special Growth Fund
                               Equity Index Fund
                                  Growth Fund
                           International Equity Fund
                          Short-Term Bond Market Fund
                         Intermediate Bond Market Fund
                       Tax-Exempt Intermediate Bond Fund
                              Bond IMMDEX/TM Fund
                                 MicroCap Fund
                              Emerging Growth Fund
                                   Form N-1A
                             Cross Reference Sheet
Part B
Item No.                                               Heading
--------                                               -------

10.  Cover Page................................        Cover Page

11.  Table of Contents.........................        Table of
                                                       Contents

12.  General Information and History...........        Inapplicable

13.  Investment Objectives and Policies........        Investment
                                                       Objectives and
                                                       Policies

14.  Management of the Fund....................        Management of the
                                                       Company

15.  Control Persons and Principal Holders
     of Securities.............................        Management of the
                                                       Company; Miscellaneous

16.  Investment Advisory and Other Services ...        Management of the
                                                       Company;
                                                       Custodian,
                                                       Transfer
                                                       Agent and
                                                       Accounting
                                                       Services Agent;
                                                       Expenses

17.  Brokerage Allocation and Other Practices..        Management of
                                                       the Company

18.  Capital Stock and Other Securities........        Description of
                                                       Shares


19.  Purchase, Redemption and Pricing of Securities
     Being Offered.............................        Net Asset Value;
                                                       Additional
                                                       Purchase and
                                                       Redemption
                                                       Information

20.  Tax Status................................        Additional
                                                       Information
                                                       Concerning
                                                       Taxes

21.  Underwriters..............................        Management of the
                                                       Company

22.  Calculation of Performance Data...........        Additional
                                                       Information
                                                       on Performance

PART C
------
Information to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

Xxxxx


                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information


Short-Term Bond Market Fund      Balanced Growth Fund     Special Growth Fund
Intermediate Bond Market Fund      Growth and Income     International Equity
Tax-Exempt Intermediate                 Fund                    Fund
     Bond Fund                  Emerging Growth Fund         MicroCap Fund
 Equity Index Fund             Growth Fund
 Bond IMMDEX/TM Fund

                                February 1, 1998

                               TABLE OF CONTENTS
                                                           Page

Firstar Funds...............................................2
Investment Objectives and Policies..........................2
Additional Information on Portfolio Instruments.............6
Net Asset Value............................................29
Additional Purchase and Redemption Information.............30
Description of Shares......................................34
Additional Information Concerning Taxes....................36
Management of the Company..................................39
Custodian, Transfer Agent and Accounting Services Agent....50
Expenses...................................................51
Independent Accountants....................................51
Counsel....................................................51
Performance Calculations...................................51
Performance History........................................56
Miscellaneous..............................................59
Appendix A................................................A-1
Appendix B................................................B-1

     This Statement of Additional Information ("SAI") is meant to be read in conjunction with Firstar Funds, Inc.'s prospectuses dated February 1, 1998, for the Institutional and Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX Fund, Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund and International Equity Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectuses for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-982-8909 or 414-
287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

     SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                              FIRSTAR FUNDS, INC.


     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the funds is currently divided into two series, a retail and institutional series. This SAI pertains to Retail Series and Institutional Series Shares of twelve diversified portfolios, the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX Fund, Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund and International Equity Fund (collectively the "Funds"). The Short-Term Bond Market Fund changed its name from Short-Intermediate Fixed Income Fund effective January 1, 1993. The Growth and Income Fund changed its name from the Income and Growth Fund effective August 16, 1993. The Growth Fund changed its name from the MidCore Growth Fund effective May 30, 1997. The Balanced Growth Fund changed its name from the Balanced Fund effective February 1, 1998 and commenced operations on March 30, 1992. The Growth and Income Fund, Equity Index Fund, Short-Term Bond Market Fund and Bond IMMDEX Fund commenced operations on December 29, 1989; the Special Growth Fund commenced operations on December 28, 1989; the Growth Fund commenced operations on December 29, 1992; the Intermediate Bond Market Fund commenced operations on January 5, 1993; the Tax-Exempt Intermediate Bond Fund commenced operations on February 8, 1993; the International Equity Fund commenced operations on April 28, 1994; the Emerging Growth Fund commenced operations on August 15, 1997; and the MicroCap Fund commenced operations on August 1, 1995. The Company also offers other investment portfolios which are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact the Firstar Funds Center at 1-800-982-8909 or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers 1-3 Year Government Corporate Bond Index. The investment objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Intermediate Government/Corporate Bond Index. The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The investment objective of the Bond IMMDEX Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Government Corporate Bond Index. The investment objective of the Balanced Growth Fund is to seek capital appreciation and current income with low volatility of capital. The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500. The investment objective of the Growth Fund is to seek capital appreciation through investment in securities of large-sized companies. The investment objective of the Special Growth Fund is to seek capital appreciation through investment in securities of medium-sized companies. The investment objective of the Emerging Growth Fund is to seek capital appreciation through investment in securities of small-sized companies. The investment objective of the MicroCap Fund is to seek capital appreciation through investment in securities of small companies. The investment objective of the International Equity Fund is to seek capital appreciation through investment in foreign securities of companies and governments which the Sub-Adviser believes are undervalued. There is no assurance, however, that the Funds' investment objectives will in fact be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectuses.

Portfolio Transactions

     Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund except the International Equity Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the International Equity Fund. Pursuant to the terms of the Adviser's Advisory Agreement with the Fund, the Adviser has delegated certain of its duties to Hansberger Global Investors, Inc. (the "Sub-Adviser" or "Hansberger Global"). Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the International Equity Fund.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Fixed income securities purchased and sold by the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser or Sub-Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

     For the fiscal years ended October 31, 1997, 1996, and 1995 the Company paid brokerage commissions of $403,426, $364,819 and $226,925 with respect to the Growth and Income Fund; $965,454, $1,128,115 and $714,710 with respect to the Special Growth Fund; and $101,524, $109,625 and $41,610 with respect to the Equity Index Fund, respectively. For the same periods, the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, and Bond IMMDEX Funds paid no brokerage commissions. For the fiscal years ended October 31, 1997, 1996 and 1995, the Company paid brokerage commissions of $178,114, $161,362 and $128,583, with respect to the Balanced Growth Fund. For the fiscal years ended October 31, 1997, 1996 and 1995, the Company paid brokerage commissions of $263,875, $224,353 and $190,681, with respect to the Growth Fund. For the fiscal years ended October 31, 1997, 1996 and 1995, the Company paid brokerage commissions of $161,449, $40,498 and $23,067 with respect to the International Equity Fund. For the fiscal period from August 15, 1997 through October 31, 1997 the Company paid brokerage commissions of $34,150 with respect to the Emerging Growth Fund. For the fiscal year ended October 31, 1997, and fiscal periods July 1, 1996 through October 31, 1996 and August 1, 1995 through June 30, 1996 the Company paid brokerage commissions of $132,772, $75,526 and
$62,266 with respect to the MicroCap Fund.   None of the brokerage commissions
were paid to affiliates of the Company, the Adviser, Sub-Adviser or the Co-Administrators.

     The Advisory Agreement between the Company and the Adviser and with respect to the International Equity Fund, the Sub-Advisory Agreement among the Company, the Adviser and Sub-Adviser, provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser or Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or Sub-Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     As of October 31, 1997, the Company held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows: the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX , and Balanced Growth Funds held securities of Lehman Brothers totaling $11,249,122, $8,227,849, $17,683,977, and $1,428,398, respectively; the Intermediate Bond
Market, Bond IMMDEX, Balanced Growth and Institutional Money Market Funds held securities of Goldman Sachs totaling $4,931,580, $9,863,159, $1,479,474, and $34,926,033, respectively; the Institutional Money Market, Equity Index and Short-Term Bond Market Funds held securities of Morgan Stanley totaling $11,915,667, $1,507,534 and $1,577,602, respectively; and the Short-Term Bond
Market, Intermediate Bond Market, Institutional Money Market, Growth and Income and Equity Index Funds held securities of Merrill Lynch totaling $1,290,149, $130,038, $59,325,388, $15,616,200 and $1,142,863 respectively.


Additional Information On Portfolio Instruments

     Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

     Securities Lending. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser (and Sub-Adviser in the case of the International Equity Fund) to be of good standing and when, in the Adviser's (and Sub-Adviser's in the case of the International Equity Fund) judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     Money Market Instruments. As described in the Prospectuses, the Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. The MicroCap Fund's investments in money market instruments under normal market conditions are expected to represent less than 10% of the Fund's net assets, but may increase to 30% during abnormal market conditions. The International Equity Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the Adviser (or the Sub-Adviser) believes changes in economic, financial or political conditions make it advisable.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser (and Sub-Adviser in the case of the International Equity Fund) determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser (and Sub-Adviser in the case of the International Equity Fund) deem the investment to involve minimal credit risk.

     Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser in the case of the International Equity
Fund) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     The Funds may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareowner of another investment company, the Funds would bear, along with other shareowners, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareowners. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

     U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Bank Obligations. For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities and American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Other Investment Considerations - Balanced Growth Fund, Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund and International Equity Fund

     The Balanced Growth, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds maintain a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities which meet the respective Fund's investment criteria.

     The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. As stated in the Prospectuses, however, under normal market conditions not more than 65% of the value of the Balanced Growth Fund's and at least 50% of the value of the Growth Fund, Special Growth Fund and Emerging Growth Fund's, and at least 65% of the value of the MicroCap Fund and the International Equity Fund's total assets will be invested in equity securities. The Funds do not attempt to "time" the securities market.

     Certain securities owned by the Special Growth Fund, Emerging Growth Fund and MicroCap Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.


     When-Issued Purchases, Delayed Delivery and Forward Commitments. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Funds' custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

     The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     When these Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Other Investment Considerations - International Equity Fund

     Foreign Futures and Options on Futures. The Adviser and Sub-Adviser may determine that it would be in the interest of the International Equity Fund to purchase or sell futures contracts, including interest rate, index, and currency futures, for the purpose of remaining fully invested and reducing transactions costs. A stock index futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

            The International Equity Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund's futures transactions may be entered into for hedging purposes or risk management. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser (or the Sub-Adviser) believes it is more advantageous to the Fund than is purchasing the futures contract.

     The International Equity Fund intends to limit its transactions in futures contracts and related options so that not more than 25% of its net assets are at risk. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis.


     Futures purchased or sold by the International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a further description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, See Appendix B.

     Reverse Repurchase Agreements. The International Equity Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, for temporary purposes only. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     Forward Currency Contracts. The International Equity Fund may enter into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (the Fund anticipates selling a security denominated in a foreign currency may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds).

            The International Equity Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser or Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and the Adviser or Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges". Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.


          The cost to the International Equity Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that the International Equity Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the International Equity Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Foreign Currency Transactions. Although the International Equity Fund values its assets daily in U.S. dollars, the Fund is not required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

     High Risk Debt Securities ("Junk Bonds"). As stated in the International Equity Fund's Prospectus, the Fund may invest up to 5% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody's or BBB by S&P, or of comparable quality, are considered below investment grade. Non-investment grade debt securities ("high risk debt securities") may include (i) debt not in default but rated as low as C by Moody's, S&P, or Fitch IBCA, Inc. ("Fitch IBCA"), CC by Thomson BankWatch ("TBW"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C (or D if in default) by S&P or Fitch IBCA, Not Prime by Moody's, Duff 4 (or Duff 5 if in default) by Duff, TBW-4 by TBW; and (iii) unrated debt securities of comparable quality. Each Fund may also buy debt in default (rated D by S&P or TBW or Fitch IBCA, DD by Duff, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch IBCA, Not Prime by Moody's, Duff 5 by Duff, TBW-4 by TBW, or of comparable quality). Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

     Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.

     If the issuer of high risk debt defaulted, the International Equity Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     If the Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     During periods of falling interest rates, issuers of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If the Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

     Credit ratings evaluate safety of principal and interest payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Sub-Adviser's credit analysis than investment-grade debt securities. The Adviser (or the Sub-Adviser) will monitor the Fund's investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

     The Fund may have difficulty disposing of certain high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser (or the Sub-Adviser) anticipates that such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect the Fund's net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

     Legislation has from time to time been or may be proposed that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, the Fund's net asset values.

     Sovereign Debt. The International Equity Fund may invest up to 5% of its net assets in obligations of foreign countries and political entities ("Sovereign Debt"), which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment ("Sovereign Debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A Sovereign Debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Sovereign Debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the Sovereign Debtor may be subject. Sovereign Debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the Sovereign Debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The Sovereign Debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the Sovereign Debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, a Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. A Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

  Brady Bonds. The International Equity Fund may invest up to 5% of its net assets in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

  Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

  Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

  Other Investment Considerations - Balanced Growth Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, and Bond IMMDEX Fund

     Mortgage-Backed and Asset-Backed Securities. The Balanced Growth Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     As stated in the Prospectuses for the Balanced Growth Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX Fund, mortgage-backed securities such as CMOs may be purchased. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Variable Rate Medium Term Notes. The Funds may purchase variable rate medium term notes which provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index or the Lehman Brothers Government/Corporate Bond Index).

Other Investment Considerations - Tax-Exempt Intermediate Bond Fund

     Municipal Obligations. Municipal Obligations which may be acquired by the Tax-Exempt Intermediate Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     Certain of the Municipal Obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

     The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

     Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

     Municipal Lease Obligations. As stated in the Prospectus, the Fund may acquire municipal lease obligations which are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate.

     Stand-By Commitments. The Tax-Exempt Intermediate Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to buy from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

     The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.


     The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

     The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

     The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Tax-Exempt Intermediate Bond Fund as described in its Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     Equity Index Fund Management Techniques When purchasing securities for the Equity Index Fund's portfolio, the Adviser will consider initially the relative market capitalization weightings of the stocks included in the S&P 500 Index. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the S&P 500 Index.

     The Adviser will then compare the industry sector diversification of the stocks in the Fund, acquired solely on the basis of their weighted capitalizations, with the industry sector diversification of all issuers included in the S&P 500 Index. This comparison is made because the Adviser believes, unless the Fund holds all stocks included in the S&P 500 Index, that the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration (as compared to the S&P 500 Index) in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the S&P 500 Index. Conversely, if smaller companies were not purchased by the Fund, industries included in the S&P 500 Index that are dominated by smaller market-capitalized companies would be underrepresented (as compared to the S&P 500 Index).


     For these reasons, the Adviser will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match that of the S&P 500 Index. This process continues until the portfolio is fully invested (except for cash holdings).

     The IMMDEX Model. The IMMDEX model has been developed and is maintained by Capital Management Sciences ("Capital Management") under the "IMMDEX " trademark. Capital Management is neither a sponsor of the Bond IMMDEX Fund nor affiliated in any way with the Bond IMMDEX Fund or the Adviser. Neither is Capital Management in any way affiliated with Lehman Brothers which claims no interest in the model or its ability to effectively or accurately replicate the Lehman Brothers Government/Corporate Bond Index. Further, Capital Management is not responsible for the management or results of the Bond IMMDEX Fund's portfolio. Rather, the Adviser will use the IMMDEX model and the other investment techniques described in the Prospectus in choosing portfolio securities and executing transactions in an effort to produce an annual rate of total return for the Bond IMMDEX Fund that is comparable, before Fund expenses, to that of the Lehman Brothers Government/Corporate Bond Index.

Other Portfolio Information

     Options Trading. As stated in the Prospectuses, the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEXTM Fund, Growth and Income Fund, Equity Index Fund, MicroCap Fund and International Equity Fund may purchase put and (with the exception of the Tax-Exempt Intermediate Bond Fund) call options. Option purchases by a Fund (except the International Equity Fund) will not exceed 5% of its net assets and the International Equity Fund may purchase put and call options without limit. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The Tax-Exempt Intermediate Bond Fund will only purchase put options on Municipal Obligations, and will do so only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     These Funds (with the exception of the Tax-Exempt Intermediate Bond Fund) may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, a the purchaser's election(certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price o the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however, the Fund assumes the risk that the value of the security will decline before the exercise dates in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

     As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Growth and Income Fund, Equity Index Fund and MicroCap Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase. The International Equity Fund may engage in foreign futures and options (see "Other Investment Considerations - International Equity Fund - Foreign Futures and Options on Futures'). In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index) and to reduce transaction costs. For example, a Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. The International Equity Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or in the case of futures options, for which an established over-the-counter market exists. The Sub-Adviser of the International Equity Fund anticipates engaging in transactions from time to time in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix B.

     Foreign Securities and American Depository Receipts ("ADRs"). The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX , Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may invest in sponsored ADRs. The International Equity Fund may also invest in unsponsored ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.



     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     Zero Coupon Bonds. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareowners. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Convertible Securities. The Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     As described in the Prospectuses, the Funds may invest a portion of their assets in convertible securities that are rated below investment grade.

     Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     Short Sales.   The MicroCap Fund may engage in short sales. If the MicroCap
Fund engages in short sales, it need not segregate Fund assets if it "covers" the position. A position is "covered" if, at the time the Fund sells the security or thereafter, the Fund also owns that security or holds a call option on that security with a strike price no higher than the price at which the security was sold. For federal tax purposes, a short sale is considered consummated upon delivery of securities to close the short sale. The gains or losses realized by the Fund from short sale transactions normally will be characterized as capital gains or losses although short sales that are part of certain hedging transactions or straddles may receive different tax treatment. Special rules generally operate to prevent the use of short sales to convert short-term capital gain into long-term capital gain and long-term capital loss
into short-term capital loss.   As a result, these transactions may increase the
amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareowners and may reduce the Fund's short-term capital loss available to reduce its ordinary income. The impact of the tax consequences of short sale transactions engaged in by the Fund on distributions to shareowners will be closely monitored.


Additional Investment Limitations

     Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund may:

     1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate or with respect to the International Equity Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.


     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position (in an amount exceeding one-third of the Fund's net assets, with respect to the MicroCap Fund), except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options and, with respect to MicroCap Fund, short sales against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.



In addition, as summarized in the Prospectuses, no Fund may:


     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) with regard to all Funds except the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) with regard to the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The MicroCap Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

     12. With respect to the Tax-Exempt Intermediate Bond Fund, invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.



     If due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds (except the MicroCap Fund) will promptly reduce such amount. With respect to the MicroCap Fund, if due to market fluctuations or other reasons, the total assets of the Fund fall below 300% of its borrowings, the Fund will reduce its borrowings in compliance with the 1940 Act. Except as otherwise provided in Investment Restriction No. 10 above, for the purpose of such restriction, in determining industry classification with respect to the International Equity Fund, the Company intends to use the Morgan Stanley Capital International classification titles.

     With respect to investment limitation No. 3 under "Additional Investment Limitations' as it relates to the Tax-Exempt Intermediate Bond Fund, real estate shall include real estate mortgages. Although the foregoing investment limitations would permit the Tax-Exempt Intermediate Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Fund, during the current fiscal year, does not intend to trade in such instruments (except that the Fund may purchase put options on Municipal Obligations as described in the Prospectus) or lend portfolio securities. Prior to engaging in any such transactions, the Fund will provide its shareowners with notice and add any additional descriptions concerning the instruments to the Prospectus and this SAI as may be required. With respect to investment limitation No. 10 under "Additional Investment Limitations," asset-backed securities will be divided according to the type of assets underlying the security. For example, automobile loans, credit card receivables and installment sales contracts will each be considered a separate industry.




                                NET ASSET VALUE


     The net asset value per share of each Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund, including the International Equity Fund, is not calculated. The calculation of the net asset value of a Fund, including the International Equity Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of a Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Computation of Offering Price of the Funds. An illustration of the computation of the initial offering price per share of the Retail Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX , Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds based on the value of each such Fund's net assets and number of outstanding securities at October 31, 1997, follows:


                       Short-Term Intermediate Tax-Exempt Bond Bond Market Bond Market Intermediate IMMDEX
                          Fund            Fund         Bond Fund      Fund

Net Assets(000s)         $65,567         $20,691        $19,199     $64,144
Number of Shares
  Outstanding (000s)       6,383           2,007          1,854       2,278
Net Asset Value
  Per Share               $10.27          $10.31         $10.35      $28.16
Sales Charge, 2.00%
  of offering price
  (2.04% of net
  asset value per share)    0.21            0.21           0.21        0.57
Public Offering           $10.48          $10.52         $10.56      $28.73
  Price


                        Balanced       Growth and     Equity Index   Growth
                       Growth Fund     Income Fund        Fund        Fund

Net Assets (000s)        $44,026        $128,070        $76,866     $25,043
Number of Shares
  Outstanding             1,444           3,264          1,218          710
  (000s)
Net Asset Value
  Per Share              $30.48          $39.24          $63.11      $35.27
Sales Charge, 4.00%
  of offering price
  (4.16% of net
  asset value per share)   1.27            1.64            2.63        1.47
Public Offering          $31.75          $40.88          $65.74      $36.74
  Price

                        Special     Emerging Growth    MicroCap   International
                        Growth           Fund            Fund        Equity
                         Fund                                         Fund


Net Assets (000s)       $147,396         $5,355         $16,793      $6,502
Number of Shares
  Outstanding              3,323            519             961         350
  (000s)
Net Asset Value
  Per Share              $44.36          $10.31          $17.47      $18.58
Sales Charge, 4.00%
  of offering price
  (4.16% of net
  asset value per share)   1.85            0.43            0.73        0.77
Public Offering          $46.21          $10.74          $18.20      $19.35
  Price


     Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors and Retail Shares to retail investors.

     Retail Shares are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Firstar shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you open an account within 60 days of a redemption of Firstar Institutional Shares; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Firstar; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you open an account within 60 days of a termination of a personal trust account or corporate sponsored qualified retirement plan for which Firstar Trust Company serves as administrator; (f) you make any purchase for your medical savings account for which an affiliate of Firstar Corporation serves in a custodial capacity; (g) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (h) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (i) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; (j) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above; or (k) you make any purchase for your Individual Retirement Account that was opened between February 28, 1997 and January 31,1998. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

     Shareowner Organizations or Institutions may be paid by the Funds for advertising, distribution or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Shares of any Fund for which a redemption order is received in proper form by the transfer agent or Firstar Investment Service, Inc. ("FIS") before the close of the Exchange (normally 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received on a business day after the close of the Exchange or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareowner requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.


     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1,000.

     In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares," the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectus from time to time.

     Exchange Privilege. By use of the exchange privilege, shareowners authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

     Exchange transactions described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the Funds involved in the transaction.

     A. Retail Shares of any Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge.

     B. Shares of any Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any Fund offered by the Company may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

     Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.

Additional Information Regarding Shareowner Services for Retail Shares

     The Retail Shares of the Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

     The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging' in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Retail Shares of the Funds permit shareowners to effect ConvertiFundR transactions, an automated method by which a Retail shareowner may invest proceeds from one account to another account of the Retail Shares of the Firstar family of funds. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFundR transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

     The Retail Shares of the Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments

     Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                              DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each class below is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and consists of the number of shares set forth next to its Fund name in the table below:


Class-Series of   Fund in which Stock      Number of Authorized
Common Stock      Represents Interest      Shares in Each Series

6-Institutional   Special Growth                500 Million
6-A                                             500 Million
7-Institutional   Bond IMMDEX                   500 Million
7-A                                             500 Million
8-Institutional   Equity Index                  500 Million
8-A                                             500 Million
9-Institutional   Growth and Income             500 Million
9-A                                             500 Million
10-Institutional  Short-Term Bond Market        500 Million
10-A                                            500 Million
11-Institutional  Balanced Growth               500 Million
11-A                                            500 Million
12-Institutional  Growth                        500 Million
12-A                                            500 Million
13-Institutional  Intermediate Bond             500 Million
                  Market
13-A                                            500 Million
14-Institutional  Tax-Exempt                    500 Million
                  Intermediate Bond
14-A                                            500 Million
15-Institutional  International Equity          500 Million
15-A                                            500 Million
16-Institutional  MicroCap                      50 Million
16-A                                            50 Million
18-Institutional  Emerging Growth               100 Million
18-A                                            100 Million

     The Board of Directors has also authorized the issuance of classes 1 through 5 and class 17 common stock representing interests in six other separate investment portfolios which are described in separate prospectuses and statements of additional information. The remaining authorized shares are classified into twelve additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectuses, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.

     Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareowners of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as the Distribution and Service Plan applicable to Retail Shares) but not the other series of the same Fund, only the affected series will be entitled to vote.

     When issued for payment as described in the Funds' Prospectuses and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" (by satisfying certain income and distribution requirements in accordance with the code) and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareowners under such laws may differ from their treatment under federal income tax laws.

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) with respect to each calendar year. The Funds intend to make sufficient distributions or deemed distributions out of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

     If the Funds qualify as regulated investment companies under the Code, shareowners, unless otherwise exempt, will pay income or capital gains taxes on amounts distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

      Distributions out of the net capital gain, (the excess of net long-term capital gain over net short-term capital loss), if any, of any Fund will be taxed to shareowners as long-term capital gain, regardless of the length of time a shareowner has held his or her shares or whether such gain was reflected in the price paid for the shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the funds holding period for the assets the sale of which generated the capital gain. The Funds will designate the tax status of capital gain distributions in a written notice mailed to shareowners within 60 days after the close of the Fund's taxable year.

     If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the International Equity Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to its shareowners the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareowner will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign income and similar taxes paid by the Fund, and will be entitled either to deduct (provided the shareowner itemizes deductions) his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. Foreign taxes generally are not deductible in computing alternative minimum taxable income. Each shareowner of the International Equity Fund will be notified within 60 days after the close of the Fund's taxable year if the foreign income and similar taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the International Equity Fund's income will flow to shareowners of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareowners may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the International Equity Fund. Certain additional limitations are imposed on the use of foreign tax credits to offset liability for the alternative minimum tax.


     If a Fund invests in certain "passive foreign investment companies" ("PFICs") which do not distribute their income on a regular basis, it generally will be subject to "deferred" federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such investments even if it distributes the income to its shareowners. If the Fund qualifies and elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund would instead be required to include in income each year a ratable portion of the ordinary earnings and net capital gains of the QEF, whether or not received in the Fund. Any such QEF inclusions would have to be taken into account by a Fund for purposes of qualifying as a regulated investment company and satisfying the excise tax distribution requirement. In addition, another election is available to mark to market the Fund's PFIC holdings at the end of each taxable year (and on certain other dates prescribed in the Code). Unrealized gains are treated as ordinary income. Unrealized losses are allowed only to the extent of any net mark-to-market gains with respect to the stock and treated as ordinary deductions. If this election is made, the tax described above at the fund level under the PFIC rules generally would be eliminated, but such deemed gains will be taken into account for purposes of qualifying as a regulated investment company and satisfying the excise tax distribution requirement. The mark-to-market provision will generally apply to the Fund's taxable years begining after December 31, 1997 and may apply to past years.

     The Tax-Exempt Intermediate Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities ,or for whom such facilities, or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareowners.

     The percentage of total dividends paid by the Tax-Exempt Intermediate Bond Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends for such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt obligations. Within 60 days of the close of its taxable year, the Fund will notify shareowners of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.


     Interest on indebtedness incurred by a shareowner to purchase or carry shares of the Tax-Exempt Intermediate Bond Fund is generally not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareowner's taxable year. If a shareowner holds shares of the Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this SAI.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                   Position      Principal Occupations During
Name, Address &    with the      Past 5 Years and Other
Age                Company       Affiliations

Steven R. Parish*  Director,     Executive Vice President of
W290 N3967 Dry     President     Trust and Investments, Firstar
Creek Ct.          and           Corporation since 1996, Vice
Pewaukee, WI       Treasurer     President and Portfolio
53072                            Manager, FIRMCO 1991-1994.
Age: 40                          Director, Firstar Funds,
                                 Inc.since September
                                 1996,Director, Firstar Trust
                                 Co. since April 1996,
                                 Director, Firstar Information
                                 Services, since April 1996,
                                 Director, Firstar Investment
                                 Services, since April 1996,
                                 Director, Firstar Insurance
                                 Services, since April 1997,
                                 Director, United Way, since
                                 June 1997.

James M. Wade      Chairman of   Vice President and Chief
2802 Wind Bluff    the Board     Financial Officer, Johnson
Circle                           Controls, Inc. (a controls
Wilmington, NC                   manufacturing company)
28409                            January 1987-May 1991.
Age: 54

Glen R. Bomberger  Director       Executive Vice President,
One Park Plaza                    Chief Financial Officer and
11270 West Park                   Director, A.O. Smith
Place                             Corporation (a diversified
Milwaukee, WI                     manufacturing company) since
53224-3690                        January 1987;  Director of
Age: 60                           companies affiliated with A.O.
                                  Smith Corporation; Chief
                                  Financial Officer, Director
                                  and Vice President, Smith
                                  Investment Company; Officer
                                  and Director of companies
                                  affiliated with Smith
                                  Investment Company.

Jerry G. Remmel    Director       Vice President, Treasurer and
16650A Lake Circle                Chief Financial Officer of
Brookfield, WI                    Wisconsin Energy Corporation
53005                             1994-1996; Treasurer of
Age: 66                           Wisconsin Electric Power
                                  Company 1973-1996; Director of
                                  Wisconsin Electric Power
                                  Company 1989-1996; Senior Vice
                                  President, Wisconsin Electric
                                  Power Company 1988 - 1994;
                                  Chief Financial Officer,
                                  Wisconsin Electric Power
                                  Company 1983-1996; Vice
                                  President and Treasurer,
                                  Wisconsin Electric Power
                                  Company, 1983 - 1989.

Richard K.         Director       President and Chief Executive
Riederer                          Officer of Weirton Steel since 1995;
400 Three Springs                 Director of Weirton Steel 1993;
Drive                             Executive Vice President and
Weirton, WV                       Chief Financial Officer,
26062-4989                        Weirton Steel January 1994 -
Age: 53                           1995; Vice President of
                                  Finance and Chief Financial
                                  Officer, Weirton Steel January
                                  1989-1994; Member, Board of
                                  Directors of American Iron and
                                  Steel Institute since 1995;
                                  Member, Board of Directors,
                                  National Association of
                                  Manufacturers since 1995.
                                  Member, Board of Director,
                                  WESBANCO since September 1997.


Charles R. Roy*    Director       Vice President - Finance,
14245 Heatherwood                 Chief Financial Officer and
Court                             Secretary, Rexnord Corporation
Elm Grove, WI                     (an equipment manufacturing
53122                             company), 1988 - 1992; Vice
Age: 67                           President - Finance and
                                  Administration, Rexnord Inc.,
                                  1982 - 1988; Officer and
                                  Director of several Rexnord
                                  subsidiaries until 1992.

Mary Ellen Stanek  Vice          President and Chief Operating
777 E. Wisconsin   President     Officer, FIRMCO since 1994;
Avenue,                          Director of FIRMCO since 1992
Suite 800                        and Director Fixed Income
Milwaukee, WI                    Securities of FIRMCO since
53202                            1990.
Age: 41




W. Bruce McConnel,               Partner of the law firm of
  III              Secretary     Drinker Biddle & Reath LLP.
Philadelphia
National Bank
Building
1345 Chestnut
Street
Philadelphia, PA
19107
Age: 54

* Messrs. Parish and Roy are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.


     The following chart provides certain information about the Director fees for the year ended October 31, 1997 of the Company's Directors.

                                                        TOTAL
                             PENSION OR              COMPENSATION
                             RETIREMENT                  FROM
                              BENEFITS    ESTIMATED     COMPANY
               AGGREGATE     ACCRUED AS    ANNUAL      AND FUND
  NAME OF     COMPENSATION    PART OF     BENEFITS     COMPLEX*
  PERSON/       FROM THE        FUND        UPON       PAID TO
  POSITION      COMPANY       EXPENSES   RETIREMENT   DIRECTORS



  James M.
    Wade
Chairman of
 the Board      $16,875          $0          $0        $16,875

  Glen R.
 Bomberger
  Director      $13,750+         $0          $0        $13,750

  Jerry G.
   Remmel
  Director      $13,750          $0          $0        $13,750

 Richard K.
  Riederer
  Director      $13,750          $0          $0        $13,750

 Charles R.
    Roy
  Director      $13,750          $0          $0        $13,750


     *The "Fund Complex" includes only the Company.

     +Includes $13,750 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1997, the Directors and Officers received aggregate fees and reimbursed expenses of $74,320. Mr. Parish and Ms. Stanek receive no fees from the Company for their services as President and Vice President, respectively, although FIRMCO, of which Ms. Stanek is President, receives fees from the Company for advisory services. FIRMCO is a wholly owned subsidiary of Firstar Corporation, of which Mr. Parish is Executive Vice President. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.


Advisory Services

     FIRMCO became the investment adviser to the Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX Fund and Equity Index Fund as of February 3, 1992 and became the investment adviser to the Growth and Income Fund effective June 17, 1993. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of FIRMCO. Firstar Trust Company has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement. FIRMCO is also the investment adviser to the Growth Fund, Intermediate Bond Market Fund, Balanced Growth Fund, Tax-Exempt Intermediate Bond Fund, Emerging Growth Fund, MicroCap Fund and International Equity Fund.
In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     In addition to the compensation stated in the Prospectuses, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation
for such securities lending activity.   The Adviser may voluntarily waive
advisory fees otherwise payable by the Funds

     For the services provided and expenses assumed by the Adviser under its Investment Advisory Agreement in effect for the fiscal years ended October 31, 1997, 1996,and 1995, the Adviser earned and waived advisory fees as follows:

             Advisory Fees Earned (Advisory Fees Waived)

                         1997                  1996               1995
Short-Term Bond    $669,603 (605,038)    $552,764 (556,286) $330,777(436,239)
Market Fund

Special Growth     5,168,254 (0)         4,279,091 (250)    3,291,584(48,415)
Fund

Bond IMMDEX  Fund  1,294,766 (0)         1,074,956 (1,673)  831,690 (0)

Equity Index Fund  815,050 (0)           555,115 (0)        319,929 (0)

Intermediate Bond  778,669 (345,403)     562,082 (288,147)  299,128 (238,251)
Market Fund

Growth Fund        1,470,245 (2,052)     1,245,050 (8,639)   894,728 (61,640)

Balanced Growth    1,056,380 (334,926)   789,896 (309,983)  560,913 (267,253)
Fund

Growth and Income  3,086,069 (45)        1,870,213 (18,262) 1,281,117 (69,004)
Fund

Tax-Exempt         109,101 (176,855)     40,050 (159,121)    22,909 (128,234)
Intermediate Bond
Fund

International      422,050 (370,710)     302,570 (332,273)  119,342 (311,670)
Equity Fund

Emerging Growth    46,258 (28,226)<F1>
Fund

MicroCap Fund      1,318,931 (33)        609,196 (72,149)<F2>  356,130 (135)

<F1>From inception (August 15, 1997) to October 31, 1997.
<F2> For the fiscal periods August 1, 1995 through June 30, 1996 and July 1,
1996 through October 31, 1996.


     Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     With regard to the International Equity Fund, under the Investment Advisory Agreement, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed Hansberger Global Investors, Inc. as Sub-Adviser to the International Equity Fund. The Sub-Adviser determines the securities to be purchased, retained or sold by the Fund. See "Sub-Adviser" below.

     Sub-Adviser. The International Equity Fund receives sub-advisory services from Hansberger Global Investors, Inc. (the "Sub-Adviser"). Under the terms of the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser furnishes investment advisory and portfolio management services to the International Equity Fund with respect to its investments. The Sub-Adviser is responsible for decisions to buy and sell the International Equity Fund's investments and all other transactions related to investment therein. The Sub-Adviser negotiates brokerage commissions and places orders of purchases and sales of the International Equity Fund's portfolio securities. During the term of the Sub-Advisory Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under such agreement.

     Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the International Equity Fund or the Company, or to any shareowner of the International Equity Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and its services under the Sub-Adviser agreement.


     Prior to September 2, 1997, State Street Bank and Trust Company served as sub-adviser to the International Equity Fund. For the services provided under the sub-advisory agreements in effect for the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the Sub-Adviser and State Street Bank and Trust Company earned and waived sub-advisory fees as follows:

                 Sub-Advisory Fees Earned (Sub-Advisory Fees Waived)

                        1997          1996           1995
International       227,372 (0)    161,584 (0)    113,176 (0)
  Equity Fund



     Banking Laws and Regulations. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company ("Firstar Trust") are subject to such banking laws and regulations.

     FIRMCO and Firstar Trust believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareowner approval.


     Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

Administration and Distribution Services

     Firstar Trust became a Co-Administrator to the Funds on September 1, 1994, and B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services are provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareowner Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services are provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Trust: compile data for and prepare, with respect to the Funds, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Fund shareowners and Registration Statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the Prospectuses, SAI, By-laws and Articles of Incorporation.

     Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

     The Distributor provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal year ended October 31, 1997, 1996 and 1995, Ziegler received no fees for its distribution services.


     For its administrative services for the fiscal years ended October 31, 1997, 1996 and 1995, the Co-Administrators earned and waived the following administrative fees:

                    Administration Fees Earned (Administration
                                   Fees Waived)

                           1997               1996                1995

Short-Term Bond      $86,550 (149,862)   $83,969 (127,339)  $59,323 (95,852)
  Market Fund

Special Growth       245,929 (521,369)   257,995 (394,054)  194,656 (345,563)
  Fund

Bond IMMDEX  Fund    167,223 (318,234)   159,028 (251,337)  151,431 (174,586)

Equity Index Fund    134,156 (401,774)    93,843 (160,223)   57,944 (97,841)

Intermediate Bond    79,413 (171,118)     78,123 (116,341)   49,597 (80,727)
  Market Fund

Growth Fund          71,750 (146,715)     75,054 (115,984)   64,612 (90,089)

Balanced Growth      73,298 (133,271)     65,092 (102,563)   51,415 (82,629)
Fund

Growth and Income    171,898 (286,778)   113,216 (174,799)   82,730 (134,204)
  Fund

Tax-Exempt            22,619 (41,122)     20,315 (25,259)    14,551 (22,137)
  Intermediate Bond
  Fund

International         20,840 (38,741)     20,015 (30,231)     14,701 (20,395)
  Equity Fund

MicroCap Fund         29,709 (68,284)     23,766 (30,742)<F1>


Emerging Growth       3,488 (7,567)<F2>   12,113 (12,058)
  Fund


<F1> For the fiscal periods August 1, 1995 through June 30, 1996 and July 1,
1996 through October 31, 1996.
<F2> From inception (August 15, 1997) to October 31, 1997.

Shareowner Organizations

     As stated in the Funds' Prospectus for Retail Shares the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. In addition, Shareowner Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail Shares. All fees paid under these agreements are borne exclusively by the Funds' Retail Shares.

     The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

     The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations will benefit each Fund and the holders of Retail Shares as a way of allowing Shareowner Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organization who own Retail Shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail Shares of the Fund involved. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.


     The Funds paid fees to Shareowner Organizations, none of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1997 as follows:


                                        Fees Earned by Non-Affiliated
                                         Shareowner Organizations

Short-Term Bond Market Fund                           $  830
Special Growth Fund                                    1,837
Bond IMMDEX/TM Fund                                        0
Equity Index Fund                                      3,368
Intermediate Bond Market Fund                             70
Growth Fund                                                0
Balanced Growth Fund                                      45
Growth and Income Fund                                   665
Tax-Exempt Intermediate Bond Fund                          2
International Equity Fund                                  0
MicroCap Fund                                              0
Emerging Growth Fund                                       0


     The Funds paid fees to Shareowner Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1997 as follows:

                                       Fees Earned by Affiliated
                                        Shareowner Organizations

Short-Term Bond Market Fund                         $154,460
Special Growth Fund                                  329,198
Bond IMMDEX/TM Fund                                  130,101
Equity Index Fund                                    143,498
Intermediate Bond Market Fund                         47,818
Growth Fund                                           54,413
Balanced Growth Fund                                  87,924
Growth and Income Fund                               248,657
Tax-Exempt Intermediate Bond Fund                     35,659
International Equity Fund                             12,012
MicroCap Fund                                         27,979
Emerging Growth Fund                                   1,653



            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Trust serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the company's first $2 billion of assets, plus 0.015% of the company's next $2 billion of assets, and 0.01% per $1,000 of the company's total assets in excess of $4 billion. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. The Chase Manhattan Bank performs certain foreign custodial services related to the International Equity Fund.

     Firstar Trust also serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust is entitled to receive a fee at the rate of $15.00 per shareowner account with an annual minimum of $24,000 per Fund, plus certain other transaction charges and reimbursement for expenses.

     In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets:
Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund -- $27,500 on the first $40 million, 0.0125% on the next $200 million, and 0.00625% on the balance, plus out-of-pocket expenses, including pricing expenses; and Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX Fund and International Equity Fund -- $31,250 on the first $40 million, 0.025% on the next $200 million, 0.0125% on the next $200 million, 0.00625% on the balance, plus out-of-pocket expenses, including pricing expenses.

                                    EXPENSES

     Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareowner Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, costs of shareowner reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The financial statements and notes thereto contained in each Fund's Annual Report for the fiscal year ended October 31, 1997 are incorporated herein by reference. No other part of the Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.


                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectuses.

PERFORMANCE CALCULATIONS

     From time to time, the total return of the Retail Shares and Institutional Shares of each Fund and the yields of such shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX Fund (each, a "Bond Fund") may be quoted in advertisements, shareowner reports or other communications to shareowners. Performance information is generally available by calling the Firstar Funds Center at 1-800-982-8909.


Yield Calculations.

     Yield is computed based on the net income of a series of shares of a Bond Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation, more specifically, the yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 2.00% for the Retail Shares of the Bond Funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.


This calculation can be expressed as follows:

                       a-b
               Yield = 2 [(----- + 1)6 - 1]
                       c x d

           Where:   a =  dividends and interest earned during the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = Maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obli-gation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Interest earned on tax-exempt obligations of the Tax-Exempt Intermediate Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.



     Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     In addition, the Tax-Exempt Intermediate Bond Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the "yield of the Fund.

     For the 30-day period ended October 31, 1997, the annualized yields for Institutional Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX Fund were 6.02%,
                                                              -
5.94%, 4.09% and 6.24%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.66%, 5.68%, 3.75% and 6.12%, respectively. For the same period, the tax-equivalent annualized yield for the Tax-Exempt Intermediate Bond Fund same period would have been 5.93% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent annualized yield for such Fund would have been 5.43%.

     For the 30-day period ended October 31, 1997, the annualized yields, assuming the maximum sales charge, for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX Fund were 5.65%, 5.58%, 3.76% and 5.86%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.30%, 5.32%, 3.43% and 5.75%, respectively. For the same period, the tax-equivalent annualized yield for the Tax-Exempt Intermediate Bond Fund would have been 5.45% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent annualized yield for such Fund would have been 4.97%.

     For the 30-day period ended October 31, 1997 , the annualized yields for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX Fund purchased without a front-end sales charge were 5.77%, 5.69%, 3.84% and 5.98%, respectively.
Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.41%, 5.43%, 3.50% and 5.87%, respectively. For the same period, the tax-equivalent annualized yield for the Tax-Exempt Intermediate Bond Fund purchased without a front-end sales charge would have been 5.57% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent annualized yield for such Fund would have been 5.07%.

Total Return Calculations.

     Each Fund computes "average annual total return" separately for its Retail and Institutional Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV      1/n
               T = [(-----) - 1]
                    P

               Where:    T =  average annual total return.

                   ERV = ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                  ERV
               T = [(-----) - 1]
                    P


     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 4% maximum front-end sales charge for equity funds and 2% maximum front end sales charge for fixed income funds in connection with the purchase of Retail Shares. The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

              The total return and yield of a Fund's Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a bond or balanced Fund's shares may be compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. In addition, the total return of an equity Fund's shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap; the Wilshire Next 1750 Index; the
Wilshire MidCap 750 Index;  and the Consumer Price Index.   In addition, the
total return of a series of shares of the International Equity Fund will be compared to the GDP EAFE Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

             Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

PERFORMANCE HISTORY


                          AVERAGE ANNUAL TOTAL RETURN*
                              INSTITUTIONAL SHARES
                                                        Since inception
                       1 Year    5 Years   10 Years    (inception date)

SHORT-TERM BOND        6.47%     5.84%      7.48%             N/A
  MARKET

INTERMEDIATE BOND      7.36%       -          -       6.59% (Jan. 5, 1993)
  MARKET

TAX-EXEMPT             5.96%       -          -       5.02% (Feb. 8, 1993)
  INTERMEDIATE BOND

BOND IMMDEX/TM         8.90%     7.75%      8.90%             N/A

BALANCED GROWTH        18.39%    12.40%       -      11.75% (Mar. 30, 1992)

GROWTH AND INCOME      30.83%    18.35%       -      14.40% (Dec. 29, 1989)

EQUITY INDEX           31.38%    19.24%    16.60%             N/A

GROWTH                 21.56%      -          -      13.77% (Dec. 29, 1992)

SPECIAL GROWTH         22.44%    15.65%       -      16.13% (Dec. 28, 1989)

FIRMCO'S COLLECTIVE**
  INVESTMENT "B FUND"  29.66%    17.51%    18.42%             N/A


EMERGING GROWTH*         -         -          -       3.10%(Aug. 15, 1997)

MICROCAP               30.12%      -          -       42.97%(Aug. 1, 1995)

INTERNATIONAL EQUITY  (5.10)%     ---        ---    (0.34)% (Apr. 28, 1994)


                          AVERAGE ANNUAL TOTAL RETURN*
                                 RETAIL SHARES


                                                        Since inception
                       1 Year   5 Years  10 Years       (inception date)

SHORT-TERM BOND        4.08%    5.27%     7.20%             N/A
  MARKET

INTERMEDIATE BOND      4.93%      -         -       6.00% (Jan. 5, 1993)
  MARKET

TAX-EXEMPT             3.47%      -         -       4.41% (Feb. 8, 1993)
  INTERMEDIATE BOND

BOND IMMDEX/TM         6.51%    7.17%     8.61%             N/A

BALANCED GROWTH       13.33%    11.34%      -      10.80% (Mar. 30, 1992)

GROWTH AND INCOME     25.24%    17.24%      -      13.70% (Dec. 29, 1989)

EQUITY INDEX          25.83%    18.12%   16.05%             N/A

GROWTH                16.46%      -         -      12.66% (Dec. 29, 1992)

SPECIAL GROWTH        17.30%    14.56%      -      15.42% (Dec. 28, 1989)

FIRMCO'S COLLECTIVE**
  INVESTMENT "B FUND" 24.23%    16.30%   17.68%

EMERGING GROWTH*         -        -         -      (1.06)%(Aug. 15, 1997)

MICROCAP              24.61%      -         -       39.97%(Aug. 1, 1995)

INTERNATIONAL EQUITY  (9.08)%     -         -     (1.68)% (Apr. 28, 1994)

         * Average annual total return calculations are for periods ended October 31, 1997. The return for the Emerging Growth Fund represents its cumulative return since inception and is not annualized. Share performance of the Retail Series reflects the decution of the current maximum sales charge of 2.00% and 4.00% for the Bond and Equity Funds, respectively.

** FIRMCO'S Collective Investment "B Fund" is a private account managed using substantially the same investment objective, policies and restrictions as the Firstar Special Growth Fund.


     The performance of the Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds for the period prior to December 29, 1989 is represented by the performance of collective investment funds which operated prior to the effectiveness of the registration statement of the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds. At the time of the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' inception, each collective investment fund was operated using materially equivalent investment objectives, policies, guidlines and restrictions as its corresponding Firstar fund. In connection with the Firstar Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds' commencement of operations, on December 29, 1989, each collective investment fund transferred its assets to its Firstar Fund equivalent. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent objectives, policies, guidelines and restrictions to those of the Short-Term Bond Market, Bond IMMDEX/TM and Equity Index Funds.
The Special Growth Fund is managed by FIRMCO using substantially the same investment objectives, policies and restrictions as the FIRMCO managed collective investment fund Special Equity Growth Fund B (the "B Fund").
During the period prior to August 1997, the Special Growth Fund was managed with an investment focus which differed from that of the B Fund. At that time, the Special Growth Fund's prior focus on small- to medium-sized companies was shifted to a focus on companies with a slightly larger minimim capitalization, with a slightly higher range of anticipated median capitalizations for the Fund. As a result of this shift, the Special Growth
Fund currently focuses on companies meeting the same capitalization size criteria as those for the B Fund is relevant to a shareholder in the Firstar Special Growth Fund.



     The collective investment funds were not and the B Fund is not registered under the 1940 Act and were and are not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the collective investment funds and the B Fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment funds has been restated to reflect the Firstar Short-Term Bond Market, Bond IMMDEXTM and Equity Index Funds' respective actual expenses during each such Fund's first fiscal year. The performance of the B Fund has been restated to reflect the Special Growth Fund's current expenses for retail shares and its maximum 4.00% sales charge and for institutional shares. Performance quotations of each Collective Investment Fund and of the B Fund present past performance of the FIRMCO managed collective funds, which are separate and distinct from Firstar Special Growth Fund, Short-Term Bond Market Fund, Bond IMMDEX Fund and Equity Index Fund, do not represent past performance o those Funds and should not be considered as representative of future results of those Funds.

     Prior to January 10, 1995, the Funds offered to retail and institutional investors one series of shares with neither a sales charge nor a 0.25% service organization fee. Retail Share performance reflects the deduction of the current maximum sales charge of 4.00% for equity funds and 2.00% for fixed income funds, but for periods prior to January 10, 1995, Retail Share performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

     Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareowners may summarize the substance of information contained in shareowner reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareowner communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.



                                 MISCELLANEOUS

     As used in this SAI and in the Funds' Prospectuses, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

     As of December 31,1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund: 10%; Institutional Money Market Fund: 91%; Tax-Exempt Money Market Fund: 61%; U.S. Treasury Money Market Fund: 44 %; U.S. Government Money Market Fund: 66%; Growth and Income Fund: 67%; Short-Term Bond Market
Fund: 56%; Special Growth Fund: 73%; Bond IMMDEX  Fund: 79%; Equity Index Fund:
76%; Balanced Growth Fund: 76%; Intermediate Bond Market Fund: 81%; Growth Fund:
83%; Tax-Exempt Intermediate Bond Fund: 63%; International Equity Fund: 88%; MicroCap Fund: 81%, and Emerging Growth Fund: 87%. At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.

                                   APPENDIX A


Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.


      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff
 & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "B" - Securities are speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "C" - Default is a real possibility for these securities. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and ecconomic enviorment.

      "D" - Securities are in actual or imminent payment default.


      Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation.
 While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards.
 Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. ( ) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch IBCA for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / ""VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


Duff & Phelps and Fitch IBCA use the short-term ratings described under commercial Paper Ratings for Municipal notes.


                                   APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the prospectuses, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

      Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds (`Treasury bonds''). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.

      A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund may sell index futures contracts as set forth in the Prospectuses. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                                Futures

                             -Day Hedge is Placed-

         Anticipate Buying $62,500           Buying 1 Index Futures at 125

             Equity Portfolio              Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

          Buy Equity Portfolio with            Sell 1 Index Futures at 130

            Actual Cost = $65,000           Value of Futures = $65,000/Contract

      Increase in Purchase Price = $2,500         Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
                                       7
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                  Portfolio                                Futures

                             -Day Hedge is Placed-

           Anticipate Selling $1,000,000          Sell 16 Index Futures at 125

             Equity Portfolio                    Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

          Equity Portfolio - Own                   Buy 16 Index Futures at 120

       Stock with Value = $960,000                Value of Futures = $960,000

       Loss in Portfolio Value = $40,000            Gain on Futures = $40,000


If however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                Portfolio                                     Futures

                             -Day Hedge is Placed-

          Anticipate Buying $62,500                Buying 1 Index Futures at 125

             Equity Portfolio                  Value of Futures=$62,500/Contract



                   Portfolio                                     Futures

                             -Day Hedge is Lifted-

           Buy Equity Portfolio with                Sell 1 Index Futures at 120
         Actual Cost - $60,000              Value of Futures = $60,000/Contract

      Decrease in Purchase Price = $2,500          Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0


                 Portfolio                           Futures

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
            Equity Portfolio                Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

     Equity Portfolio - Own  Buy 16           Index Futures at 130
           Stock with Value = $1,040,000          Value of Futures = $1,040,000
          Gain in Portfolio Value = $40,000       Loss on Futures = $40,000

III.        Futures Contracts on Foreign Currencies
          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Equity Fund to hedge against exposure to flucuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by `daily price fluctuation limits' established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.

      A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses from such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
 (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of net annual gain in an account may be treated as long-term and no more than 40% of net annual loss in an account may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

      Certain foreign currency contracts entered into by a Fund may be subject to the "marking to market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

      Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply.
 The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.
 It is possible that some of the non-U.S. dollar denominated investments a Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      Qualification as a regulated investment company under the Code requires that a Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

xxxxx


                              PORTICO FUNDS, INC.
                (Money Market Fund, U.S. Treasury Money Market Fund,
           U.S. Government Money Market Fund, Tax-Exempt Money Market Fund
                        and Institutional Money Market Fund)
                                   Form N-1A
                             Cross Reference Sheet
Part B
Item No.                                                   Heading
--------                                                   -------

10.Cover Page ......................................       Cover Page

11.Table of Contents ...............................       Table of Contents

12.General Information and History .................       Inapplicable

13.Investment Objectives and Policies ..............       Investment
                                                           Objectives and
                                                           Policies

14.Management of the Fund ..........................       Management of the
                                                           Company

15.Control Persons and Principal Holders
   of Securities ...................................       Management of the
                                                           Company;
                                                           Miscellaneous

16.Investment Advisory and Other Services  .........       Management of the
                                                           the Company;
                                                           Custodian, Transfer
                                                           Agent and
                                                           Accounting
                                                           Services Agent;
                                                           Expenses

17.Brokerage Allocation and Other Practices ........       Management of the
                                                           Company

18.Capital Stock and Other Securities ..............       Description of
                                                           Shares

19.Purchase, Redemption and Pricing of Securities          Net Asset Value;
   Being Offered ...................................       Additional Purchase
                                                           and Redemption
                                                           Information

20.Tax Status ......................................       Additional
                                                           Information
                                                           Concerning Taxes

21.Underwriters ....................................       Management of the
                                                           Company

22.Calculation of Performance Data .................       Additional
                                                           Information
                                                           on Yield

PART C

Information to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

Xxxxx




                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information
                           for the Money Market Fund
                        Institutional Money Market Fund
                        U.S. Treasury Money Market Fund
                       U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund
                                February 1, 1998

                               TABLE OF CONTENTS
                                                           Page

Firstar Funds...........................................    2
Investment Objectives and Policies......................    2
Additional Information on Portfolio Instruments.........   11
Net Asset Value.........................................   13
Additional Purchase and Redemption Information..........   14
Additional Information Regarding Shareowner Services
  for the U.S. Government Money Market,
  U.S. Treasury Money Market, Money Market and
  Tax-Exempt Money Market Funds ........................   17
Description of Shares...................................   18
Additional Information Concerning Taxes.................   20
Management of the Company...............................   22
Custodian, Transfer Agent, Disbursing Agent and
  Accounting Services Agent ............................   30
Expenses................................................   31
Independent Accountants.................................   31
Counsel.................................................   31

Yield and Other Performance Information.................   32
Miscellaneous...........................................   34
Appendix A..............................................  A-1

This Statement of Additional Information ("SAI") is meant to be read in conjunction with Firstar Funds, Inc.'s prospectuses ("Prospectuses") dated February 1, 1998 for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (collectively referred to as the "Funds"), and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectuses for the Funds may be obtained by writing Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                              FIRSTAR FUNDS, INC.

Firstar Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective
February 1, 1998.   The Company is authorized to issue separate classes of
shares of Common Stock representing interests in separate investment portfolios. This SAI pertains to five diversified portfolios, the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. The Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund commenced operations on March 16, 1988, April 26, 1991, April 29, 1991, August 1, 1988 and June 27, 1988, respectively. The Company also offers other investment portfolios which are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area).



                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Money Market Fund, the Institutional Money Market Fund and the U.S. Government Money Market Fund is to seek a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value; the investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value; and the investment objective of the Tax-Exempt Money Market Fund is to seek a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. There is no assurance, however, that the Funds' investment objectives will be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectuses.



Portfolio Transactions

Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Funds' net investment income. For regulatory purposes, the Fund's annual portfolio turnover rates are expected to be zero.

The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Distributor or an affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


              ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Directors or the Adviser, pursuant to guidelines adopted by the Board, will, in accordance with Rule 2a-7 under the 1940 Act, consider such an event in determining whether the Fund involved should continue to hold the security. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Money Market, Tax-Exempt Money Market and Institutional Money Market Funds as described in the Prospectuses, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

The variable and floating rate demand instruments that the Tax-Exempt Money Market Fund may purchase include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

U.S. Government Obligations. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

Stripped U.S. Government Obligations and Government-Backed Trusts. The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may acquire U.S. government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRs")
and Certificate of Accrual on Treasury Securities ("CATs").   The stripped
coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities.

The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may also invest in certificates issued by government-backed trusts. Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. The assets of each government-backed trust consist of (i) a promissory note issued by a foreign government (the "Note"),
(ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and government-backed trusts.

Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

Repurchase Agreements. Each Fund (except the Tax-Exempt Money Market Fund) may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

Securities Lending. To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.



Other Investment Considerations - Tax-Exempt Money Market Fund.

Municipal Obligations which may be acquired by the Tax-Exempt Money Market Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are General Obligation securities and Revenue securities. The Fund may also acquire Moral Obligation securities.

There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most securities purchased by the Tax-Exempt Money Market Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Certain of the Municipal Obligations held by the Tax-Exempt Money Market Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Exempt Money Market Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.


Municipal Obligations acquired by the Tax-Exempt Money Market Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.

Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Tax-Exempt Money Market Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

When-Issued Purchases and Forward Commitments. When the Tax-Exempt Money Market Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid high-grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

The Tax-Exempt Money Market Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.


When the Tax-Exempt Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Tax-Exempt Money Market Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-By Commitments. The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.



The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized loss for the period during which the commitment was held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliances upon the credit of those dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the ordinary method of valuation employed by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value where the Fund paid any consideration directly or indirectly for a stand-by commitment; its cost would be reflected as unrealized depreciation for the period in which the commitment was held by the Fund.

During the current fiscal year, the Adviser expects that not more than 5% of the net assets of the Tax-Exempt Money Market Fund will be invested at any time in a particular class of taxable obligations described in the Prospectuses.

Additional Investment Limitations

Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

No Fund may:

1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2. Purchase securities of companies for the purpose of exercising control.

3. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.


5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectuses, no Fund may:

10.Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities')) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with current SEC regulations, the Money Market Fund and Institutional Money Market Fund intend (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than U.S. government securities, certain fully collateralized repurchase agreements, securities with certain guarantees and, under certain circumstances, securities of certain money market funds) to not more than 5% of the Fund's total assets, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Compliance with the diversification requirements of SEC Rule 2a-7 will be deemed to be compliance with the fundamental diversification restriction above.

11.Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on future contracts, the Funds, during the current fiscal year, do not intend to trade in such instruments. Prior to making any such investments, the Funds would notify their shareowners and add appropriate descriptions concerning the instruments to the Prospectuses and this SAI.

                                NET ASSET VALUE

The net asset value per share of each Fund described in this SAI is calculated separately by adding the value of all portfolio securities and other assets belonging to the particular Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of that Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of all of the Company's investment portfolios at the time of allocation. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

The Company uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund described in this SAI are sold without a sales charge imposed by the Company, although Shareowner Organizations or Institutions may be paid by the Company for advertising, distribution, or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareowner-transfer agent relationship with the transfer agent. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.


Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares" and in the SAI under "Net Asset Value," the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectuses from time to time.

Exchange Privilege (Not Available for Shares of the Institutional Money Market
Fund)

By use of the exchange privilege, shareowners of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

Exchange transactions involving shares of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund or Tax-Exempt Money Market Fund and described in paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the funds involved in the transactions.

  A. Retail Shares of any Equity or Bond Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Equity or Bond Fund offered by the Company with a sales charge.

  B. Shares of any Equity or Bond Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

  C. Shares of any fund offered by the Company (including shares of each money market fund offered by the Company except the Institutional Money Market
  Fund) may be exchanged without a sales charge for shares of any other fund of the Company that is offered without a sales charge (including shares of each money market fund offered by the Company except the Institutional Money Market Fund).


Except as stated above, a sales charge will be imposed when shares of a Fund that were purchased or otherwise acquired without a sales charge (including shares of each money market fund offered by the Company except the Institutional Money Market Fund) are redeemed and the proceeds are used to purchase Retail Shares of another fund of the Company with a sales charge.

Shares in a fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the Company's customary policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the prospectus for the shares to be acquired in the exchange prior to making an exchange.


Special Procedures for In-Kind Payments

Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Firstar Funds Center at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.


  ADDITIONAL INFORMATION REGARDING SHAREOWNER SERVICES FOR THE U.S. GOVERNMENT MONEY MARKET, U.S. TREASURY MONEY MARKET, MONEY MARKET AND TAX-EXEMPT MONEY
                                  MARKET FUNDS


Periodic Investment Plan

The Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Fund shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

ConvertiFundR Transactions

The Funds permit shareowners to effect ConvertiFundR transactions, an automated method by which a shareowner may invest proceeds from one account to another account of the Firstar family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals.
ConvertiFundR   transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.
Investments in the non-money market funds will be subject to the applicable sales charges.


Systematic Withdrawal Plan

The Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.




                             DESCRIPTION OF SHARES

The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share that shall be divided into thirty classes (each a designated "class" or ""fund"). Each class is further divided into two series, Institutional Series and Series A/Retail Series (each, a "Series") and, with respect to the Funds, consists of shares set forth next to its name in the table below:

                                             Number of Authorized
Class-Series of   Fund in Which Stock           Shares in Each
Common Stock      Represents Interest           Initial Series

1-Institutional   Money Market                    5 billion
1-A                                               5 billion

2-Institutional   Tax-Exempt Money Market         5 billion
2-A                                               5 billion

3-Institutional   U.S. Government Money           5 billion
                  Market
3-A                                               5 billion

4-Institutional   Institutional Money             5 billion
                  Market
4-A                                               5 billion

5-Institutional   U.S. Treasury Money             5 billion
                  Market
5-A                                               5 billion


Currently, only Series A Shares of the Money Market Funds have been offered by the Company. The Board of Directors has also authorized the issuance of classes 6 through 18 common stock representing interests in thirteen other separate investment portfolios which are described in separate prospectuses and statements of additional information. The remaining authorized shares have been classified by the Board into twelve additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.

Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios.


When issued for payment as described in the Funds' Prospectuses and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market Fund

As described above and in the Prospectuses, the Tax-Exempt Money Market Fund is designed to provide investors with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under
Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareowners.

The percentage of total dividends paid by the Tax-Exempt Money Market Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends for such year. In order for this Fund to pay exempt-interest dividends during any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of tax-exempt obligations. Within 60 days of the close of its taxable year, the Fund will notify shareowners of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

Interest on indebtedness incurred by a shareowner to purchase or carry shares of the Tax-Exempt Money Market Fund generally is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareowner's taxable year. If a shareowner holds shares of the Tax-Exempt Money Market Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this SAI.

All Funds

Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" (by satisfying certain distribution and income requirements in accordance with the code) and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareowners under such laws may differ from their treatment under federal income tax laws.

Investment company taxable income earned by the Money Market Fund, the Institutional Money Market Fund, the U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund or the Tax-Exempt Money Market Fund will be distributed by the Funds to their shareowners, and will be taxable to shareowners as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareowners as mid-term or other long-term capital gains, regardless of how long a shareowner has held Fund shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the funds holding period for the assets the sale of which generated the capital gain. The tax status of such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to shareowners after the close of the Company's taxable year.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) with respect to each calendar year. The Funds intend to make sufficient distributions or deemed distributions out of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions (including amounts derived from interest on Municipal Obligations) would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareowners.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.

                           MANAGEMENT OF THE COMPANY

Directors and Officers

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:



                   Position      Principal Occupations During
Name, Address &    with the      Past 5 Years and Other
Age                Company       Affiliations


Steven R. Parish*  Director,     Executive Vice President of
W290 N3967 Dry     President     Trust and Investments, Firstar
Creek Ct.          and           Corporation since 1996; Vice
Pewaukee, WI       Treasurer     President and Portfolio
53072                            Manager, FIRMCO 1991-1994;
Age: 40                          Director, Firstar Funds, Inc.
                                 since September 1997;
                                 Director, Firstar Trust
                                 Company since April 1996;
                                 Director, Firstar Information
                                 Services since April 1996;
                                 Director, Firstar Insurance
                                 Services since April 1996;
                                 Director, Firstar Investment
                                 Services since April 1996;
                                 Director, United Way since
                                 June 1997.

James M. Wade      Chairman of   Vice President and Chief
2802 Wind Bluff    the Board     Financial Officer, Johnson
Circle                           Controls, Inc. (a controls
Wilmington, NC                   manufacturing company)
28409                            January 1987- May 1991.
Age: 54

Glen R. Bomberger  Director       Executive Vice President,
One Park Plaza                    Chief Financial Officer and
11270 West Park                   Director, A.O. Smith
Place                             Corporation (a diversified
Milwaukee, WI                     manufacturing company) since
53224-3690                        January 1987.  Director of
Age: 60                           companies affiliated with A.O.
                                  Smith Corporation; Chief
                                  Financial Officer, Director
                                  and Vice President, Smith
                                  Investment Company; Officer
                                  and Director of companies
                                  affiliated with Smith
                                  Investment Company.

Jerry G. Remmel    Director       Vice President, Treasurer and
16650A Lake Circle                Chief Financial Officer of
Brookfield, WI                    Wisconsin Energy Corporation
53005                             1994-1996; Treasurer of
Age: 66                           Wisconsin Electric Power
                                  Company 1973-1996; Director of
                                  Wisconsin Electric Power
                                  Company 1989-1996; Senior Vice
                                  President, Wisconsin Electric
                                  Power Company 1988 - 1994;
                                  Chief Financial Officer,
                                  Wisconsin Electric Power
                                  Company 1983-1996; Vice
                                  President and Treasurer,
                                  Wisconsin Electric Power
                                  Company, 1983 - 1989.


Richard K.         Director       President and Chief Executive
Riederer                          Officer since 1995, Director of
400 Three Springs                 Weirton Steel since 1993;
Drive                             Executive Vice President and
Weirton, WV                       Chief Financial Officer,
26062-4989                        Weirton Steel January 1994 -
Age: 53                           1995; Vice President of
                                  Finance and Chief Financial
                                  Officer, Weirton Steel January
                                  1989-1994; Member - Board of
                                  Directors of American Iron and
                                  Steel Institute since 1995;
                                  Member - Board of Directors,
                                  National Association of
                                  Manufacturers since 1995.
                                  Member, Board of Directors,
                                  WESBANCO since September 1997.

Charles R. Roy*    Director       Vice President - Finance,
14245 Heatherwood                 Chief Financial Officer and
Court                             Secretary, Rexnord Corporation
Elm Grove, WI                     (an equipment manufacturing
53122                             company), 1988 - 1992; Vice
Age: 67                           President - Finance and
                                  Administration, Rexnord Inc.,
                                  1982 - 1988; Officer and
                                  Director of several Rexnord
                                  subsidiaries until 1992.

Mary Ellen Stanek  Vice          President and Chief Operating
777 E. Wisconsin   President     Officer, FIRMCO since 1994;
Avenue,                          Director of FIRMCO since 1992
Suite 800                        and Director Fixed Income
Milwaukee, WI                    Securities of FIRMCO since
53202                            1990.
Age: 41




W. Bruce McConnel, Secretary     Partner of the law firm of
III                              Drinker Biddle & Reath LLP.
Philadelphia
National Bank
Building
1345 Chestnut
Street
Philadelphia, PA
19107
Age: 54

* Messrs. Parish and Roy are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.


     The following chart provides certain information about the Director fees for the year ended October 31, 1997 of the Company's Directors.

                                                         TOTAL
                            PENSION OR                COMPENSATION
                            RETIREMENT   ESTIMATED        FROM
              AGGREGATE      BENEFITS     ANNUAL         COMPANY
  NAME OF    COMPENSATION   ACCRUED AS   BENEFITS       AND FUND
  PERSON/      FROM THE    PART OF FUND    UPON      COMPLEX* PAID
 POSITION      COMPANY       EXPENSES   RETIREMENT    TO DIRECTORS

 James M.
   Wade
Chairman of
 the Board     $16,875          $0          $0          $16,985

  Glen R.
 Bomberger
 Director      $13,750+         $0          $0          $13,750

 Jerry G.
  Remmel
 Director      $13,750          $0          $0          $13,750

Richard K.
 Riederer
 Director      $13,750          $0          $0          $13,750

Charles R.
    Roy
 Director      $13,750          $0          $0          $13,750


     *The "Fund Complex" includes only the Company.
     +Includes $13,750 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

          Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1997, the Directors and Officers received aggregate fees and reimbursed expenses of $74,320. Mr. Parish and Ms. Stanek receive no fees from the Company for their services as President and Vice President, respectively, although FIRMCO, of which Ms. Stanek is President, receives fees from the Company for advisory services. FIRMCO is a wholly owned subsidiary of Firstar Corporation, of which Mr. Parish is Executive Vice President. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.


Advisory Services

FIRMCO became the investment adviser to the Funds as of February 3, 1992. Prior thereto, investment advisory services were provided by Firstar Trust Company ("Firstar Trust"), an affiliate of the Adviser. Firstar Trust has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement with the Funds. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

In addition to the compensation stated in the Prospectuses, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive additional advisory fees otherwise payable by the Funds.

For the services provided and expenses assumed by the Adviser under its Investment Advisory Agreement for the fiscal years ended October 31, 1997, 1996, and 1995, the Adviser earned and waived advisory fees as follows:

                           Advisory Fees Earned (Advisory Fees Waived)
                          1997               1996                1995

Money Market Fund  $770,065 (401,147)   $702,547 (266,408)   $422,104 (365,955)

U.S. Treasury Money
Market Fund         264,236 (69,017)     228,672 (84,582)     199,277 (97,487)

U.S. Government
Money Market Fund   933,618 (50,816)     886,823 (74,691)    730,168 (136,091)

Tax-Exempt Money
Market Fund         384,622 (72,448)     307,395 (88,415)    232,548 (118,037)

Institutional     2,758,246(2,045,957) 2,207,362(1,670,748) 1,670,220(1,882,153)
 Money Market Fund


Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.



Banking Laws and Regulations

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer.

In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment. company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System vs. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust are subject to such banking laws and regulations.

The Adviser and Firstar Trust believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds.

Shares of the Funds are not bank deposits, are not insured by the FDIC or any other governmental agency, are not endorsed, insured or guaranteed by Firstar Trust or FIRMCO and are not obligations of or otherwise supported by Firstar Trust or FIRMCO.


Administration and Distribution Services

Firstar Trust became a Co-Administrator to the Funds on September 1, 1994, and
B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services are provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the Company's arrangements with respect to services provided by Shareowner Organizations; and generally assist in the Funds' operations. The following administrative services are provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review blue sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Trust: compile data for and prepare with respect to the Funds timely Notices to the SEC required pursuant to rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to Fund shareowners and Registration Statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

The Distributor also provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal years ended October 31, 1997, 1996 and 1995, Ziegler received no fees for its distribution services. For the fiscal years ended October 31, 1997, 1996 and 1995, the following administrative fees were earned and waived:



                 Administration Fees Earned (Administration Fees Waived)

                          1997                 1996              1995
Money Market Fund    $102,516 (158,431) $73,082 (148,206) $72,183 (119,354)

U.S. Treasury Money
Market Fund          25,971 (48,185)      29,446 (42,094)   27,263 (44,793)

U. S. Government
Money Market Fund    77,457 (141,599)     84,282 (135,306)  77,856 (130,337)

Tax-Exempt Money
Market Fund          35,787 (65,920)      37,207 (53,187)   31,469 (51,566)

Institutional Money
Market Fund          199,081 (869,952)    205,168 (680,504) 215,820 (647,783)


Shareowner Organizations (Money Market, U.S. Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds)

As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, under the Distribution and Service Plan, Shareowner Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations have benefited each Fund and its shareowners as a way of allowing Shareowners Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organizations who own Fund shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

The Funds paid fees to Shareowner Organizations, none of which were affiliated with the Adviser, pursuant to the Distribution and Service Plan for the fiscal years ended October 31, 1997, 1996 and 1995 as follows:

              Fees Earned by Non-Affiliated Shareowner Organizations

                                       1997        1996       1995
Money Market Fund                    $61,140     $45,429    $35,574

U.S. Government Money Market Fund      218         501        365

Tax-Exempt Money Market Fund           366         140        260

Institutional Money Market Fund         0           0          0

U.S. Treasury Money Market Fund         0           0          46

The Funds paid fees to Shareowner Organizations, all of which were affiliated with the

Adviser, pursuant to the Service Plan for the fiscal years ended October 31, 1997, 1996 and 1995 as follows:

                                   Fees Earned by Affiliated
                                   Shareowner Organizations

                                    1997    1996     1995
Money Market Fund                    $0      $0      $9,663

U.S. Government Money Market Fund     0      0       48,913

Tax-Exempt Money Market Fund          0      0       16,271

Institutional Money Market Fund       0      0      293,262

U. S. Treasury Money Market Fund      0      0       12,934

As of January 1, 1995, the Institutional Money Market Fund no longer pays Shareowner Organization fees under the Service Plan.


   CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

Firstar Trust serves as custodian of the Funds' assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's total assets in excess of $4 billion. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

Firstar Trust also serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer agent and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust is entitled to receive a fee at the following rates: $20 per shareowner account with an annual minimum of $12,000 per Fund, plus certain other transaction charges and reimbursement for expenses.

In addition, the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly, at the annual rate of $25,000 on the first $40 million of each Fund's assets, 0.01% on the next $200 million of such assets, and 0.005% on the assets in excess of $240 million, plus out-of-pocket expenses, including pricing expenses. The annual fee for the Institutional Money Market Fund is capped at $55,000.


                                    EXPENSES

Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, Shareowner Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, membership fees in the Investment Company Institute, costs of shareowner reports and meetings and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, independent accountants, 100 E. Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company. The financial statements and related report of Price Waterhouse LLP contained in each Fund's Annual Report for the fiscal year ended October 31, 1997 are incorporated herein by reference. No other part of a Fund's Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.

                                    COUNSEL

Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectuses.


                  YIELD AND OTHER PERFORMANCE INFORMATION

From time to time each Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareowners. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareowner accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.

The "tax-equivalent yield" of the Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The Fund's standardized "tax-equivalent yield" is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.

Each Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. Each Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

Additionally, the total return and yields of the Funds may be compared in such advertisements or reports to shareowners to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund and the Institutional Money Market Fund may be compared to the Donoghue's Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to the Donoghue's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to the Donoghue's Tax-Free Money Fund Average, which are averages compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Money Market, Institutional Money Market, U.S. Treasury Money Market and the U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

Yield data and total return as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal, Mutual Funds Magazine, Kiplingers Personal Finance and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

Since performance fluctuates, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield and total return.

The current yield for each of the Funds may be obtained by calling Firstar Trust at 1-800-228-1024. For the seven-day period ended October 31, 1997, the annualized yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.07%, 5.31%, 4.68% , 4.94% and 3.07%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the annualized yields of such Funds would have been 4.70%, 4.98%, 4.54%, 4.85% and 2.92%, respectively. For the seven-day period ended October 31, 1997, the effective yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.19%, 5.45%,4.79%, 5.07% and 3.12 %, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the effective yields of such Funds would have been 4.82%, 5.12%, 4.65%, 4.98% and 2.97%, respectively. For the seven-day period ended October 31, 1997, the tax-equivalent yield of the Tax-Exempt Money Market Fund was 4.45% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent yield of such Fund would have been 4.30%.

                                 MISCELLANEOUS

As used in this SAI and in the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

As of December 31, 1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (10%); Institutional Money Market Fund (91%); U.S. Government Money Market Fund (66%); Tax-Exempt Money Market Fund (61%); U.S. Treasury Money Market Fund (44%); Growth and Income Fund (67%); Short-Term Bond Market Fund (56%); Special Growth Fund (73%); Bond IMMDEXTM Fund (79%); Equity Index Fund (76%); Balanced Growth Fund (76%); Growth Fund (83%); Intermediate Bond Market Fund (81%); Tax-Exempt Intermediate Bond Fund (63%); International Equity Fund (88%); MicroCap Fund (81%); and Emerging Growth Fund (87%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.


                                   APPENDIX A


Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.


      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff
 & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "B" - Securities are speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "C" - Default is a real possibility for these securities. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and ecconomic enviorment.

      "D" - Securities are in actual or imminent payment default.


      Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation.
 While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards.
 Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. ( ) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch IBCA for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / ""VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


Duff & Phelps and Fitch IBCA use the short-term ratings described under commercial Paper Ratings for Municipal notes.


xxxxx


                            PORTICO FUNDS, INC.
                           Balanced Income Fund
                                 Form N-1A
                           Cross Reference Sheet
Part B
Item No.                                                   Heading
--------                                                   -------

10.Cover Page ......................................       Cover Page

11.Table of Contents ...............................       Table of Contents

12.General Information and History .................       Inapplicable

13. Investment Objectives and Policies .............       Investment
                                                           Objectives and
                                                           Policies

14. Management of the Fund .........................       Management of the
                                                           Company

15.Control Persons and Principal Holders
    of Securities ..................................       Management of the
                                                           Company;
                                                           Miscellaneous

16. Investment Advisory and Other Services  ........       Management of the
                                                           the Company;
                                                           Custodian, Transfer
                                                           Agent and
                                                           Accounting
                                                           Services Agent;
                                                           Independent
                                                           Accountants; Counsel;

17. Brokerage Allocation and Other Practices .......       Management of the
                                                           Company

18. Capital Stock and Other Securities .............       Description of
                                                           Shares

19. Purchase, Redemption and Pricing of Securities         Net Asset Value;
    Being Offered ..................................       Additional Purchase
                                                           and Redemption
                                                           Information

20. Tax Status .....................................       Additional
                                                           Information
                                                           Concerning Taxes

21. Underwriters ...................................       Management of the
                                                           Company

22. Calculation of Performance Data ................       Additional
                                                           Information
                                                           on Performance

PART C

Information to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.


Xxxxx


                                FIRSTAR FUNDS, INC.

                        Statement of Additional Information
                                      for the
                               Balanced Income Fund

                                 February 1, 1998

                                 TABLE OF CONTENTS
                                                                  Page

   Firstar Funds ................................................ 2
   Investment Objective and Policies ............................ 2
   Additional Information on Portfolio Instruments............... 4
   Net Asset Value ..............................................16
   Additional Purchase and Redemption Information ...............16
   Description of Shares ........................................20
   Additional Information Concerning Taxes ......................22
   Management of the Company ....................................23
   Custodian, Transfer Agent and Accounting Services Agent ......29
   Independent Accountants ......................................30
   Counsel ......................................................30
   Performance Calculations .....................................31
   Miscellaneous ................................................33
   Appendix A ...................................................A-1
   Appendix B ...................................................B-1

               This Statement of Additional Information ("SAI") is meant to be read in conjunction with Firstar Funds, Inc.'s prospectus ("Prospectus") dated February 1, 1998, for the Retail and Institutional Shares of the Balanced Income Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53202-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

   SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



                              FIRSTAR FUNDS, INC.

          Firstar Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the funds is currently divided into two series, a retail and institutional series. This SAI pertains to Retail Series and Institutional Series Shares of the Balanced Income Fund. The Company also offers other investment portfolios which are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact the Firstar Funds Center at 1-800-982-8909 or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53202-3011.

                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective of the Balanced Income Fund is to seek current income and the preservation of capital through investment in a balanced
portfolio of dividend paying equity and fixed income securities.   There is no
assurance, however, that the Fund's investment objective will in fact be attained. The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus.

Portfolio Transactions

          Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

          The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

          Fixed income securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser in its sole discretion, believes such practice to be in the Fund's interests.

          The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or its Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

          Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by its Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          From time to time the Fund may hold securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents.


Additional Information On Portfolio Instruments

          Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

          Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. For a more detailed description of ratings, see Appendix A to the SAI.

          Securities Lending. Although the Fund does not intend to during the current fiscal year, it may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

          Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Fund will maintain such value by the daily marking-to-market of the collateral.

          Money Market Instruments. As described in the Prospectus, the Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

          Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

          The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master notes only when the Adviser deems the investment to involve minimal credit risk.

          Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

          Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

          Investment Companies. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

          The Fund may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareowner of another investment company, the Fund would bear, along with other shareowners, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareowners. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

          Bank Obligations. For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities and American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Other Investment Considerations

          The Balanced Income Fund maintains a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition.
Sale proceeds are either re-invested in money market instruments or in other securities which meet the Fund's investment criteria.

          The increase or decrease of cash equivalents in the Fund is primarily the residual effect of the research process. The portion of the Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in the Fund. As stated in the Prospectus, however, under normal market conditions the Fund may hold money market instruments or cash, pending investment to meet anticipated redemptions or if in the opinion of the Adviser other suitable securities are unavailable. The Fund does not attempt to "time" the securities market.

          When-Issued Purchases, Delayed Delivery and Forward Commitments. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

          The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

          When the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

          Mortgage-Backed and Asset-Backed Securities. The Balanced Income Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          As stated in the Prospectus for the Balanced Income Fund, mortgage-backed securities such as CMOs may be purchased. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

          The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

          Variable Rate Medium Term Notes. The Fund may purchase variable rate medium term notes which provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (i.e., the Lehman Brothers Intermediate Government/Corporate Bond Index).



Other Portfolio Information

          Options Trading. As stated in the Fund's Prospectus, the Fund may purchase put and call options. Option purchases by the Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          The Fund may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.


          The Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase. For example, the Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the SAI.

          Foreign Securities and American Depository Receipts ("ADRs"). In addition to investing directly in foreign securities the Fund may also invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          Zero Coupon Bonds. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that the Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareowners. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Convertible Securities. The Fund may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     As described in its Prospectus, the Fund may invest a portion of its assets in convertible securities that are rated below investment grade.

     Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


Investment Limitations

          The Fund is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

     The Fund may not:

     1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.


     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectus, the Fund may not:



     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectus are not deemed to be pledged for purposes of this limitation.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings and reverse repurchase agreements exceed the 10% limit stated above, the Fund will promptly reduce such amount. As a matter of fundamental policy, the Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                                NET ASSET VALUE

          The net asset value per share of the Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund, except for certain payments under the Fund's Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

          The value of the Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of the Fund is not calculated. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Computation of Offering Price of the Funds. An illustration of the computation of the initial offering price per share of the Retail Shares of the Balanced Income Fund follows:

Net Assets                                       $ 9.60
Numbers of Shares                                     1
  Outstanding
Net Asset Value                                  $ 9.60
  Per Share
Sales Charge, 4.00% of Offering Price            $  .40
  (4.16% of net asset value per share)           ------
Public Offering Price                            $10.00



          Retail Shares are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Firstar shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you open an account within 60 days of a redemption of Firstar Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Firstar; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you open an account within 60 days of a termination of a personal trust account or corporate sponsored qualified retirement plan for which Firstar Trust Company serves as administrator; (f) you make any purchase for your medical savings account for which an affiliate of Firstar Corporation serves in a custodial capacity; (g) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (h) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (i) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; (j) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above;or (k) you make any purchase for your Individual Retirement Account that was opened between February 28, 1997 and January 31, 1998. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

          Shareowner Organizations or Institutions may be paid by the Fund for advertising, distribution or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

          Shares of the Fund for which a redemption order is received in proper form by the transfer agent or Firstar Investment Services, Inc. ("FIS"), before the close of the Exchange (normally 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received on a business day after the close of the Exchange or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareowner requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1,000.

          In addition to the situations described in the Fund's Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectus from time to time.

          Exchange Privilege. By use of the exchange privilege, shareowners authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

Exchange transactions as described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the funds involved in the transaction.

     A. Retail Shares of any fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other fund offered by the Company with a sales charge.

     B. Shares of any fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any fund offered by the Company may be exchanged without a sales charge for shares of any other fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when shares of a fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another fund of the Company with a sales charge.

     Shares in a fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

          For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the prospectus for the shares to be acquired in the exchange prior to making an exchange.

Additional Information Regarding Shareowner Services for Retail Shares

          The Retail Shares of the Fund offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of the Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

          The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging' in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

          The Retail Shares of the Fund permit shareowners to effect ConvertiFundR transactions, an automated method by which a Retail shareowner may invest proceeds from one account to another account of the Retail Shares of the Firstar family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFundR transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

          The Retail Shares of the Fund offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals. Purchase of additional shares concurrently with withdrawals will be disadvantageous because of the sales charge involved in the additional purchases.

Special Procedures for In-Kind Payments

          Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                             DESCRIPTION OF SHARES

          The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, divided into thirty classes (each, a "class" or "fund"). Each class is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and, in the case of the Fund, consists of the number of shares set forth in the table below:


Class-Series of   Fund in which Stock      Number of Authorized
Common Stock      Represents Interest      Shares in Each Series

17-Institutional  Balanced Income               100 Million
17-A/Retail                                     100 Million

          The Board of Directors has also authorized the issuance of classes 1 through 16 and class 18 common stock representing interests in seventeen other separate investment portfolios which are described in separate prospectuses and statements of additional information. The remaining authorized shares are classified into twelve additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

          In the event of a liquidation or dissolution of the Company or the Fund, shareowners of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Fund's Prospectus, shareowners of the Fund are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareowner.

          Shareowners of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareowners of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to one series of the Fund (such as the Distribution and Service Plan applicable to Retail Shares) but not the other series of the Fund, only the affected series will be entitled to vote.

          When issued for payment as described in the Fund's Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

          The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareowners that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

         The Fund is treated as a separate tax entity under the Code. Although the Fund expects to qualify as a "regulated investment company" (by satisfying certain income and distribution requirements in accordance with the code) and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Fund and its shareowners under such laws may differ from their treatment under federal income tax laws.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) with respect to each calendar year. The Fund intends to make sufficient distributions or deemed distributions out of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          If the Fund qualifies as a regulated investment company under the Code, shareowners, unless otherwise exempt, will pay income or capital gains taxes on amounts distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

          Distributions out of the net capital gain, (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareowners as long-term capital gain, regardless of the length of time a shareowner has held his or her shares or whether such gain was reflected in the price paid for the shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the funds holding period for the assets the sale of which generated the capital gain. The Fund will designate the tax status of capital gain distributions in a written notice mailed to shareowners within 60 days after the close of the Fund's taxable year.

          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareowners.

          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                   Position      Principal Occupations During
Name, Address &    with the      Past 5 Years and Other
Age                Company       Affiliations


Steven R. Parish*  Director,     Executive Vice President of
W290 N3967 Dry     President     Trust and Investments, Firstar
Creek Ct.          and           Corporation since 1996, Vice
Pewaukee, WI       Treasurer     President and Portfolio
53072                            Manager, FIRMCO 1991-1994;
Age: 40                          Director, Firstar Funds, Inc.
                                 since April, 1996; Director,
                                 Firstar Trust Company since
                                 April, 1996; Director, Firstar
                                 Information Services Corp. since
                                 April, 1996; Director, Firstar
                                 Investment Services since
                                 April, 1996; Director, Firstar
                                 Insurance Services since
                                 April, 1996; Director, The
                                 United Way since June, 1997.

James M. Wade      Chairman of   Vice President and Chief
2802 Wind Bluff    the Board     Financial Officer, Johnson
Circle                           Controls, Inc. (a controls
Wilmington, NC                   manufacturing company)
28409                            January 1987- May 1991.
Age: 54

Glen R. Bomberger  Director       Executive Vice President,
One Park Plaza                    Chief Financial Officer and
11270 West Park                   Director, A.O. Smith
Place                             Corporation (a diversified
Milwaukee, WI                     manufacturing company) since
53224-3690                        January 1987;  Director of
Age: 60                           companies affiliated with A.O.
                                  Smith Corporation; Chief
                                  Financial Officer, Director
                                  and Vice President, Smith
                                  Investment Company; Officer
                                  and Director of companies
                                  affiliated with Smith
                                  Investment Company.

Jerry G. Remmel    Director       Vice President, Treasurer and
16650A Lake Circle                Chief Financial Officer of
Brookfield, WI                    Wisconsin Energy Corporation
53005                             1994-1996; Treasurer of
Age: 66                           Wisconsin Electric Power
                                  Company 1973-1996; Director of
                                  Wisconsin Electric Power
                                  Company 1989-1996; Senior Vice
                                  President, Wisconsin Electric
                                  Power Company 1988 - 1994;
                                  Chief Financial Officer,
                                  Wisconsin Electric Power
                                  Company 1983-1996; Vice
                                  President and Treasurer,
                                  Wisconsin Electric Power
                                  Company, 1983 - 1989.

Richard K.         Director       President and Chief Executive
Riederer                          Officer since 1995, Director of
400 Three Springs                 Weirton Steel since 1993;
Drive                             Executive Vice President and
Weirton, WV                       Chief Financial Officer,
26062-4989                        Weirton Steel January 1994 -
Age: 53                           1995; Vice President of
                                  Finance and Chief Financial
                                  Officer, Weirton Steel January
                                  1989-1994; Member,  Board of
                                  Directors of American Iron and
                                  Steel Institute since 1995;
                                  Member, Board of Directors,
                                  National Association of
                                  Manufacturers since 1995;
                                  Member, Board of Directors,
                                  WESBANCO since September 1997.

Charles R. Roy*    Director       Vice President - Finance,
14245 Heatherwood                 Chief Financial Officer and
Court                             Secretary, Rexnord Corporation
Elm Grove, WI                     (an equipment manufacturing
53122                             company), 1988 - 1992; Vice
Age: 67                           President - Finance and
                                  Administration, Rexnord Inc.,
                                  1982 - 1988; Officer and
                                  Director of several Rexnord
                                  subsidiaries until 1992.

Mary Ellen Stanek  Vice          President and Chief Operating
777 E. Wisconsin   President     Officer, FIRMCO since 1994;
Avenue,                          Director of FIRMCO since 1992
Suite 800                        and Director Fixed Income
Milwaukee, WI                    Securities of FIRMCO since
53202                            1990.
Age: 41




W. Bruce McConnel, Secretary     Partner of the law firm of
  III                            Drinker Biddle & Reath LLP.
Philadelphia
National Bank
Building
1345 Chestnut
Street
Philadelphia, PA
19107
Age: 54

* Messrs. Parish and Roy are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.


     The following chart provides certain information about the Director fees for the year ended October 31, 1997 of the Company's Directors.



                                                         TOTAL
                                                      COMPENSATION
                            RETIREMENT   ESTIMATED        FROM
              AGGREGATE     PENSIONTOR     ANNUAL        COMPANY
  NAME OF    COMPENSATION   ACCRUED AS    BENEFITS      AND FUND
  PERSON/      FROM THE    PART OF FUND     UPON     COMPLEX* PAID
 POSITION      COMPANY       EXPENSES    RETIREMENT   TO DIRECTORS

 James M.
   Wade
Chairman of
 the Board     $16,875          $0           $0         $16,875

  Glen R.
 Bomberger
 Director      $13,750+         $0           $0         $13,750

 Jerry G.
  Remmel
 Director      $13,750          $0           $0         $13,750

Richard K.
 Riederer
 Director      $13,750          $0           $0         $13,750

Charles R.
    Roy
 Director      $13,750          $0           $0         $13,750


     *The "Fund Complex" includes only the Company.
     +Includes $13,750 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

          Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1997, the Directors and Officers received aggregate fees and reimbursed expenses of $74,320. Mr. Parish and Ms. Stanek receive no fees from the Company for their services as President and Vice President, respectively, although FIRMCO, of which Ms. Stanek is President, receives fees from the Company for advisory services. FIRMCO is a wholly owned subsidiary of Firstar Corporation, of which Mr. Parish is Executive Vice President. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

Advisory Services
          FIRMCO is the Investment Adviser to the Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

          In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

          Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     Banking Laws and Regulations. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company ("Firstar Trust") are subject to such banking laws and regulations.

          FIRMCO and Firstar Trust believe that they may perform the services for the Fund contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Fund. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Fund, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would be subject to shareowner approval.

          Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

Administration and Distribution Services

          Firstar Trust  and B. C. Ziegler and Company ("Ziegler") serve as
the Co-Administrators.   Under the Co-Administration Agreement, the following
administrative services are provided jointly by the Co-Administrators: assist in maintaining office facilities; furnish clerical services and stationery and office supplies; monitor the Company's arrangements with respect to services provided by Shareowner Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services are provided by
Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Fund; attend meetings of the Board of Directors, as requested by the Board of Directors of the Company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Trust: compile data for and prepare with respect to the Fund timely Notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to Fund shareowners and Registration Statements for the Fund; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

          Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

          The Distributor provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. The Distributor is not entitled to receive fees from the Fund for its distribution services.

Shareowner Organizations

          As stated in the Fund's Prospectus, the Fund intends to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Fund may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include:
(i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, Shareowner Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail Shares. All fees paid under these agreements are borne exclusively by the Fund's Retail Shares.


          The Fund's arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          The Fund believes that there is a reasonable likelihood that its arrangements with Shareowner Organizations will benefit the holders of Retail Shares as a way of allowing Shareowner Organizations to participate with the Fund in the provision of support and distribution services to customers of the Shareowner Organization who own Retail Shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding Retail Shares of the
Fund.   So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such Disinterested Directors.

            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

          Firstar Trust serves as custodian of all the Fund's assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of $0.20 per $1,000 of the market value of the Fund's first $2 billion of assets, $0.15 per $1,000 of the market value of the Fund's next $2 billion of assets, and $0.10 per $1,000 of the balance of such assets. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

          Firstar Trust also serves as transfer agent and dividend disbursing agent for the Fund under a Shareowner Servicing Agent Agreement. As transfer agent and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareowners of the Fund, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services for the Fund, Firstar Trust is entitled to receive fees at the rate of $15.00 per shareowner account with an annual minimum of $24,000 per portfolio, plus certain other transaction charges and reimbursement for expenses.


          In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly,
at the following annual rates of the market value of the Fund's assets:   --
$27,500 on the first $40 million, 1.25/100th of 1% on the next $200 million, and 6.25/1000ths of 1% on the balance, plus out-of-pocket expenses, including pricing expenses.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company.

                                    COUNSEL

                       Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.


                                PERFORMANCE CALCULATIONS

                       From time to time, total return data for Retail or Institutional Shares of the Fund may be quoted in advertisements or in communications to shareowners. The total return of the Fund's Retail or Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail or Institutional Shares of the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period.


Total Return Calculations.

          The Fund computes "average annual total return" separately for its Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV      1/n
               T = [(-----) - 1]
                    P

          Where:         T =  average annual total return.

                      ERV =   ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.


                    n = period covered by the computation, expressed in terms of years.

          The Fund computes its aggregate total returns separately for Retail and Institutional Shares, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                  ERV
               T = [(-----) - 1]
                    P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return reflect the deduction of the maximum front-end sales charge of 4% in connection with the purchase of Retail Shares. The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareowners may summarize the substance of information contained in shareowner reports (including the investment composition of the Fund), as well as the views of the Adviser as to market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement or shareowner communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

          The total return of the Fund's Retail and Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's Retail and Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's Retail and Institutional Shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index; the S&P SmallCap 600 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges (consists of approximately 5,000 issues); the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; Lehman Brothers Intermediate Government/Corporate Bond Index; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal, Mutual Funds Magazine, Kilpinger's Personal Finance and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

          Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund's Retail and Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's Retail and Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed
fixed yield for a stated period of time.     Investors should remember that
performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts.



                                 MISCELLANEOUS

          As used in this SAI and in the Fund's Prospectus, a majority of the outstanding shares of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.

          As of December 31, 1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (10%), Institutional Money Market Fund (91%); Tax-Exempt Money Market Fund (61%); U.S. Treasury Money Market Fund (44%); U.S. Government Money Market Fund (66%); Growth and Income Fund (67%); Short-Term Bond Market Fund (56%); Special Growth Fund (73%); Emerging Growth Fund (87%), Bond IMMDEXTM Fund (79%); Equity Index Fund (76%); Balanced Growth Fund (76%); Intermediate Bond Market Fund (81%); Growth Fund (83%); Tax-Exempt Intermediate Bond Fund (63%); International Equity Fund (88%); and MicroCap Fund (81%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.


                                   APPENDIX A


Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.


      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff
 & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "B" - Securities are speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "C" - Default is a real possibility for these securities. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and ecconomic enviorment.

      "D" - Securities are in actual or imminent payment default.


      Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation.
 While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards.
 Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. ( ) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch IBCA for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / ""VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


Duff & Phelps and Fitch IBCA use the short-term ratings described under commercial Paper Ratings for Municipal notes.


                           APPENDIX B

      ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                             OPTIONS


     As stated in the prospectus, the Fund may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts.

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     Examples of Futures Contract Sale. The Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Futures Contract Purchase. The Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

     The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased.
 The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.

     A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Fund may sell index futures contracts as set forth in the Prospectus. The Fund may do so either to hedge the value of its equity portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts as set forth in the Prospectus.

     In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).


       ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
          Objective:  Protect Against Increasing Price

               Portfolio                Futures

                      -Day Hedge is Placed-

     Anticipate Buying $62,500     Buying 1 Index Futures at 125

          Equity Portfolio      Value of Futures=$62,500/Contract

                      -Day Hedge is Lifted-

  Buy Equity Portfolio with        Sell 1 Index Futures at 130
  Actual Cost = $65,000       Value of Futures = $65,000/Contract

Increase in Purchase Price = $2,500     Gain on Futures = $2,500

           HEDGING A STOCK PORTFOLIO:  Sell the Future
           Hedge Objective:  Protect Against Declining
                     Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0


               Portfolio                Futures

                      -Day Hedge is Placed-

   Anticipate Selling $1,000,000     Sell 16 Index Futures at 125

          Equity Portfolio          Value of Futures = $1,000,000

                      -Day Hedge is Lifted-

          Equity Portfolio - Own   Buy 16 Index Futures at 120
     Stock with Value = $960,000   Value of Futures = $960,000
Loss in Portfolio Value = $40,000  Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

              Portfolio                Futures

                      -Day Hedge is Placed-

     Anticipate Buying $62,500     Buying 1 Index Futures at 125

          Equity Portfolio    Value of Futures = $62,500/Contract

               Portfolio                Futures

                      -Day Hedge is Lifted-

  Buy Equity Portfolio with        Sell 1 Index Futures at 120
    Actual Cost - $60,000     Value of Futures = $60,000/Contract
Decrease in Purchase Price = $2,500    Loss on Futures = $2,500

           HEDGING A STOCK PORTFOLIO:  Sell the Future
           Hedge Objective:  Protect Against Declining
                     Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0



               Portfolio                Futures

                      -Day Hedge is Placed-

     Anticipate Selling $1,000,000   Sell 16 Index Futures at 125
          Equity Portfolio          Value of Futures = $1,000,000

                      -Day Hedge is Lifted-

     Equity Portfolio - Own         Buy 16 Index Futures at 130
Stock with Value = $1,040,000       Value of Futures = $1,040,000
Gain in Portfolio Value = $40,000    Loss on Futures = $40,000


III. Margin Payments.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.
Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


IV.  Risks of Transactions in Futures Contracts.

     There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts.

     The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  Accounting and Tax Treatment.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

     Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses from such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of net annual gain in an account may be treated as long-term and no more than 40% of net annual loss in an account may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

     Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. It is possible that some of the non-U.S. dollar denominated investments that the Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     Qualification as a regulated investment company under the Code requires that the Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


xxxxx

                   PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------
     (a) Financial Statements for the Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Institutional Money Market Fund, MicroCap Fund, Balanced Fund, Growth and Income Fund, Special Growth Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), International Equity Fund, Emerging Growth Fund, Short-Term Bond Market Fund (formerly Short-Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund:

          (1) Included in the Retail Prospectus for the Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund), U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund:

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund)) to October 31, 1991.

          (2) Incorporated by reference into the Statement of Additional Information for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund:

               Reports of Independent Accountants -- December 9, 1997 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Assets and Liabilities -- October 31, 1997 -- Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Schedule of Investments -- October 31, 1997 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Operations for the year ended October 31, 1997 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1997 and October 31, 1996 -- Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund) and Institutional Money Market Fund.

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993,
               October 31, 1992, and the period from commencement of operations (April 26, 1991 and April 29, 1991 with respect to the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), respectively) to October 31, 1991.

               Notes to Financial Statements -- October 31, 1997 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

          (3) Included in the Retail Prospectus for the Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, MicroCap Fund, Emerging Growth Fund, Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), International Equity Fund, Short-Term Bond Market Fund (formerly Short-Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund)) to October 31, 1991.

               Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the Growth Fund (formerly Midcore Growth
               Fund), for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the Growth Fund (formerly Midcore Growth Fund)) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

               Financial Highlights for the MicroCap Fund for the year ended October 31, 1997, the period from July 31, 1996 to October 31, 1996 and the period from the commencement of operations (August 1, 1995) to June 30, 1996.

               Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993,
               October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

               Financial Highlights for the Emerging Growth Fund for the period ended October 31, 1997.

          (4) Included in the Institutional Prospectus for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), International Equity Fund, MicroCap Fund, Emerging Growth Fund, Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

               Financial Highlights for the Institutional Money Market Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and
               the period from commencement of operations (April 26, 1991) to October 31, 1991.

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund)) to October 31, 1991.

               Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the Growth Fund (formerly Midcore Growth
               Fund), for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the Growth Fund (formerly Midcore Growth Fund)) to October 31, 1993. Financial Highlights for the International Equity Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

               Financial Highlights for the MicroCap Fund for the year ended October 31, 1997, the period from July 1, 1996 to October 31, 1996 and the period from the commencement of operations (August 1, 1995) to June 30, 1996.

               Financial Highlights for the Emerging Growth Fund for the period ended October 31, 1997.

               Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993,
               October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

          (5) Incorporated by reference in the Statement of Additional Information for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), Special Growth Fund, International Equity Fund, MicroCap Fund and Emerging Growth Fund:

               Report of Independent Accountants -- December 9, 1997 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Assets and Liabilities -- October 31, 1997 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Schedule of Investments -- October 31, 1997 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Operations for the year ended October 31, 1997 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1997 and October 31, 1996, -- Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund.

               Financial Highlights for the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993,
               October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund) to
               October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

               Notes to Financial Statements -- October 31, 1997 -- Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income
               Fund), Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Report of Independent Accountants -- December 9, 1997 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), Special Growth Fund and International Equity Fund.

               Statement of Assets and Liabilities -- October 31, 1997 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), Special Growth Fund and International Equity Fund.

               Schedule of Investments -- October 31, 1997 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), Special Growth Fund and International Equity Fund.

               Statement of Operations -- October 31, 1997 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), Special Growth Fund and International Equity Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1997 and October 31, 1996, -- Growth and Income Fund, Equity Index Fund and Special Growth Fund, Balanced Fund, Growth Fund (formerly Midcore Growth Fund) and International Equity Fund.

               Financial Highlights for the Growth and Income Fund, Special Growth Fund, and Equity Index Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994,
               October 31, 1993, October 31, 1992, October 31, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the Growth Fund (formerly Midcore Growth
               Fund) for the years ended October 31, 1997, October 31, 1996, October 31, 1995 and October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the Growth Fund (formerly Midcore Growth Fund)) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the years ended October 31, 1997, October 31, 1996, October 31, 1995 and for the period from the commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

               Financial Highlights for the MicroCap Fund for the year ended October 31, 1997, the period from July 1, 1996 to October 31, 1996 and the period from the commencement of operations (August 1, 1995) to June 30, 1996.

               Notes to Financial Statements -- October 31, 1997 -- Balanced Fund, Growth and Income Fund (formerly Income and Growth Fund), Equity Index Fund, Growth Fund (formerly Midcore Growth Fund), Special Growth Fund, International Equity Fund, MicroCap Fund and Emerging Growth Fund.

               Report of Independent Accountants -- December 9, 1997 -- MicroCap Fund.

               Statement of Assets and Liabilities -- October 31, 1997 -- MicroCap Fund.

               Schedule of Investments -- October 31, 1997 -- MicroCap Fund.

               Statement of Operations -- for the year ended October 31, 1997 -- MicroCap Fund.

               Statement of Changes in Net Assets for the year ended October 31, 1997 and for the period from July 1, 1996 to October 31, 1996 -- MicroCap Fund.

               Notes to Financial Statements -- October 31, 1997 -- MicroCap
               Fund.
               Report of Independent Accountants -- December 9, 1997 -- Emerging Growth Fund.

               Statement of Assets and Liabilities -- October 31, 1997 -- Emerging Growth Fund.

               Schedule of Investments -- October 31, 1997 -- Emerging Growth Fund.

               Statement of Operations -- for the period ended October 31, 1997 -- Emerging Growth Fund.

               Statement of Changes in Net Assets for the period ended October 31, 1997 -- Emerging Growth Fund.

               Notes to Financial Statements -- October 31, 1997 -- Emerging Growth Fund.

          (6)  Included in Prospectus for the Balanced Income Fund -- None.

          (7) Incorporated by reference in the Statement of Additional Information for the Balanced Income Fund -- None.

          (8) All required financial statements are included in Parts A and B hereof, or incorporated by reference. All other financial statements and schedules are inapplicable.

          (b)  Exhibits

               (1) (a)Articles of Incorporation filed February 19, 1988 is incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 28 to the Registration Statement, filed February 15, 1996 ("Post-Effective Amendment No. 28").

                   (b)Amendment No. 1 to the Articles of Incorporation filed
                      June 30, 1989 is incorporated by reference to Exhibit
                      (1)(b) to Post-Effective Amendment No. 28.

                   (c)Amendment No. 2 to the Articles of Incorporation filed
                      June 30, 1989 is incorporated by reference to Exhibit
                      (1)(c) to Post-Effective Amendment No. 28.

                   (d)Amendment No. 3 to the Articles of Incorporation filed
                      November 12, 1991 is incorporated by reference to Exhibit
                      (1)(d) to Post-Effective Amendment No. 28.

                   (e)Amendment No. 4 to the Articles of Incorporation filed
                      August 18, 1992 is incorporated by reference to Exhibit
                      (1)(e) to Post-Effective Amendment No. 28.

                   (f)Amendment No. 5 to the Articles of Incorporation filed
                      October 23, 1992 is incorporated by reference to Exhibit
                      (1)(f) to Post-Effective Amendment No. 28.

                   (g)Amendment No. 6 to the Articles of Incorporation filed
                      January 26, 1993 is incorporated by reference to Exhibit
                      (1)(g) to Post-Effective Amendment No. 28.

                   (h)Amendment No. 7 to the Articles of Incorporation filed
                      February 10, 1994 is incorporated by reference to Exhibit
                      (1)(h) to Post-Effective Amendment No. 28.

                   (i)Amendment No. 8 to the Articles of Incorporation filed
                      December 29, 1994 is incorporated by reference to Exhibit
                      (1)(i) to Post-Effective Amendment No. 28.

                   (j)Amendment No. 9 to the Articles of Incorporation filed
                      July 20, 1995 is incorporated by reference to Exhibit
                      (1)(j) to Post-Effective Amendment No. 28.

                   (k)Amendment No. 10 to the Articles of Incorporation filed
                      November 10, 1995 is incorporated by reference to Exhibit
                      (1)(k) to Post-Effective Amendment No. 28.

                   (l)Amendment No. 11 to Articles of Incorporation filed July
                      21, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (1)(l) to Post-Effective Amendment No. 32.

                   (m)Amendment No. 12 to Articles of Incorporation filed
                      January 12, 1998 with respect to change of name to Firstar Funds, Inc.

               (2)(a) Registrant's By-laws dated September 9, 1988 are
                      incorporated by reference to Exhibit (2)(a) to Post-Effective Amendment No. 28.

                  (b) Amendment to By-Laws as approved by the Registrant's
                      Board of Directors on February 23, 1990 is incorporated by reference to Exhibit (2)(b) to Post-Effective Amendment No. 28.

                  (c) Amendment to By-Laws as approved by the Registrant's
                      Board of Directors on February 15, 1991 is incorporated by reference to Exhibit (2)(c) to Post-Effective Amendment No. 28.

                  (d) Amendment to By-Laws as approved by the Registrant's
                      Board of Directors on June 21, 1991 is incorporated by reference to Exhibit (2)(d) to Post-Effective Amendment No. 28.

               (3) None.

               (4)(a) See Articles V and VII of the Articles of Incorporation
                      which are incorporated by reference to Exhibits (1)(a) and (1)(i) to Post-Effective Amendment No. 28 and Article II, Sections 1, 9 and 10 of Article III, Sections 1, 2 and 3 of Article V and Section II of Article VII of the By-laws which are incorporated by reference to Exhibits 2(a)-2(d) of Post-Effective Amendment No. 28.

               (5) (a)Investment Advisory Agreement between Registrant and
                      First Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit
                      (5)(a) to Post-Effective Amendment No. 28.

                  (b) Assumption and Guarantee Agreement between First
                      Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992 is incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 28.

                  (c) Investment Advisory Agreement between Registrant and
                      First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund is incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No. 28.

                  (d) Addendum No. 1 dated December 27, 1992 to Investment
                      Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Growth Fund (formerly the MidCore Growth Fund) and Intermediate Bond Market Fund is incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 28.

                  (e) Addendum No. 2 dated February 5, 1993, to Investment
                      Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (5)(e) to Post-Effective Amendment No. 28.

                  (f) Assumption and Guarantee Agreement between Firstar Trust
                      Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund is incorporated by reference to Exhibit
                      (5)(f) to Post-Effective Amendment No. 28.

                  (g) Addendum No. 3 dated September 2, 1997, to Investment
                      Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(g) to Post-Effective Amendment No. 32.

                  (h) Amended and Restated Sub-Advisory Agreement among Firstar
                      Investment Research and Management Company, the Registrant and Hansberger Global Investors, Inc. dated June 15, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 32.

                  (i) Addendum No. 4 to the Investment Advisory Agreement
                      between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund is incorporated by reference to Exhibit
                      (5)(i) to Post-Effective Amendment No. 28.

                  (j) Addendum No. 6 to the Investment Advisory Agreement
                      between Registrant and Firstar Investment Research & Management Company dated December 1, 1997 with respect to the Balanced Income Fund.

                  (k) Addendum No. 5 to the Investment Advisory Agreement
                      between Registrant and Firstar Investment Research & Management Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (5)(k) to Post-Effective Amendment No. 32.

               (6)(a) Distribution Agreement between Registrant and B.C.
                      Ziegler & Company dated as of January 1, 1995, with respect to Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, Intermediate Bond Market Fund, Growth Fund (formerly the MidCore Growth Fund), Tax-Exempt Intermediate Bond Fund and International Equity Fund is incorporated by reference to Exhibit
                      (6)(a) to Post-Effective Amendment No. 28.

                  (b) Addendum No. 1 to the Distribution Agreement between
                      Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 28.

                  (c) Addendum No. 3 to the Distribution Agreement between
                      Registrant and B.C. Ziegler and Company dated as of December 1, 1997 with respect to the Balanced Income Fund.

                  (d) Addendum No. 2 to the Distribution Agreement between
                      Registrant and B.C. Ziegler and Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 32.

             (7) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors is incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 28.

             (8)  (a) Custodian Agreement between Registrant and First
                      Wisconsin Trust Company dated July 29, 1988 is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 28.

                  (b) Letter dated December 28, 1989 with respect to the
                      Custodian Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 28.

                  (c) Revised Mutual Fund Custodial Agent Service Annual Fee
                      Schedule dated March 1, 1997 to the Custodian Agreement with respect to the Money Market Fund, U.S. Government Money Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, MidCore Growth Fund, MicroCap Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Balanced Fund, Equity Index Fund, Special Growth Fund and International Equity Fund.

                  (d) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 28.

                  (e) Letter dated April 19, 1991 with respect to the Custodian
                      Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 28.

                  (f) Letter dated March 27, 1992 with respect to the Custodian
                      Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 28.

                  (g) Letter dated December 27, 1992 with respect to the
                      Custodian Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth
                      Fund) is incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 28.

                  (h) Letter dated February 5, 1993 with respect to the
                      Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 28.

                  (i) Letter Agreement with respect to the Custodian Agreement dated as of September 2, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit No. (8)(i) to Post-Effective Amendment No. 32.

                  (j) Letter Agreement dated August 1, 1995 with respect to the
                      Custodian Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit No. (8)(j) to Post-Effective Amendment No. 28.

                  (k) Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund dated December 1, 1997.

                  (l) Letter Agreement with respect to the Custodian Agreement with respect to the Emerging Growth Fund dated as of March 1, 1997.

                  (m) Foreign Custodian Monitoring Agreement between Registrant and Firstar Investment Research and Management Company dated June 13, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 32.

             (9)  (a) Co-Administration Agreement Among the Registrant, B.C.
                      Ziegler & Company and Firstar Trust Company dated as of January 1, 1995 is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 28.

                  (b) Addendum No. 1 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit
                      (9)(b) to Post-Effective Amendment No. 28.

                  (c) Addendum No. 3 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the Balanced Income Fund.

                  (d) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 28.

                  (e) Letter dated July 29, 1988 with respect to the Fund
                      Accounting Servicing Agreement is incorporated by reference to Exhibit (9)(e) to Post-Effective Amendment No. 28.

                  (f) Letter dated December 28, 1989 with respect to the Fund
                      Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 28.

                  (g) Letter dated April 19, 1991 with respect to the Fund
                      Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit
                      (9)(g) to Post-Effective Amendment No. 28.

                  (h) Letter dated March 27, 1992 with respect to the Fund
                      Accounting Servicing Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit
                      (9)(h) to Post-Effective Amendment No. 28.

                  (i) Letter dated December 27, 1992 with respect to the Fund
                      Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 28.

                  (j) Letter dated February 5, 1993 with respect to the Fund
                      Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 29.

                  (k) Revised Fund Valuation and Accounting Fee Schedule dated
                      March 1, 1997 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Institutional Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, International Equity Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and MicroCap Fund.

                  (l) Intentionally left blank.

                  (m) Intentionally left blank.

                  (n) Letter Agreement dated August 1, 1995 with respect to the
                      Fund Accounting Servicing Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit
                      (9)(n) to Post-Effective Amendment No. 28.

                  (o) Letter Agreement with respect to the Fund Accounting
                      Servicing Agreement with respect to the Balanced Income Fund dated December 1, 1990.

                  (p) Shareholder Servicing Agent Agreement dated March 23,
                      1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(p) to Post-Effective Amendment No. 28.

                  (q) Letter dated July 29, 1988 with respect to Shareholder
                      Servicing Agent Agreement is incorporated by reference to Exhibit (9)(q) to Post-Effective Amendment No. 28

                  (r) Letter dated December 28, 1989 with respect to the
                      Shareholder Servicing Agent Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit
                      (9)(r) to Post-Effective Amendment No. 28.

                  (s) Letter dated April 23, 1991 with respect to the
                      Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit
                      (9)(s) to Post-Effective Amendment No. 28.

                  (t) Letter dated March 27, 1992 with respect to the
                      Shareholder Servicing Agent Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit
                      (9)(t) to Post-Effective Amendment No. 28.

                  (u) Letter dated December 27, 1992 with respect to the
                      Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (9)(u) to Post-Effective Amendment No. 28.

                  (v) Letter dated February 5, 1993 with respect to the
                      Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(v) to Post-Effective Amendment No. 29.

                  (w) Letter dated April 26, 1994 with respect to the
                      Shareholder Servicing Agent Agreement with respect to the International Equity Fund is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 28.

                  (x) Amendment dated May 1, 1990 to the Shareholder Servicing
                      Agent Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit
                      (9)(x) to Post-Effective Amendment No. 28.

                  (y) Letter Agreement dated August 1, 1995 with respect to the
                      Shareholder Servicing Agent Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit
                      (9)(y) to Post-Effective Amendment No. 28.

                  (z) Letter with respect to Shareholder Servicing Agent
                      Agreement with respect to the Balanced Income Fund dated December 1, 1997.

                  (aa)Plan of Reorganization is incorporated by reference to
                      Exhibit (9)(aa) to Post-Effective Amendment No. 28.

                  (ab)Purchase and Assumption Agreement dated February 22, 1988 is incorporated by reference to Exhibit (9)(ab) to Post-Effective Amendment No. 28.

                  (ac)Addendum No. 2 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ac) to Post-Effective Amendment No. 32.

                  (ad)Letter Agreement with respect to the Fund Accounting
                      Servicing Agreement with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ad) to Post-Effective Amendment No. 32.

                  (ae)Letter Agreement with respect to Shareholder Servicing
                      Agent Agreement with respect to the Emerging Growth Fund dated August 15, 1997.

                  (af)Intentionally left blank.

                  (ag)License Agreement between Registrant and Firstar
                      Corporation for use of Firstar name.

                  (ah)Revised Shareholder Servicing Agent Agreement Fee
                      Schedule dated March 1, 1997 with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Institutional Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Balanced Fund, Equity Index Fund, Special Growth Fund, International Equity Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, MidCore Growth Fund and MicroCap Fund.

             (10) Opinion and Consent of Counsel is incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 32.

             (11) (a) Consent of Drinker Biddle & Reath LLP.

                  (b) Consent of Price Waterhouse LLP

             (12)     None.

             (13) (a) Purchase Agreement between Registrant and ALPS
                      Securities, Inc. is incorporated by reference to Exhibit
                      (13)(a) to Post-Effective Amendment No. 29.

                  (b) Purchase Agreement between ALPS Securities, Inc. and
                      Sunstone Financial Group, Inc. is incorporated by reference to Exhibit (13)(b) to Post-Effective Amendment No. 29.
                  (c) Purchase Agreement between Firstar Trust (Wisconsin) and the Registrant relating to startup of Balanced Income
                      Fund.

             (14) Individual Retirement Account Documents is incorporated by reference to Exhibit (14) to Post-Effective Amendment No. 28.

                  (a) Amended and Restated Distribution and Service Plan and
                      Form of Distribution and Servicing Agreement is incorporated by reference to Exhibit (14)(a) to Post-Effective Amendment No. 30.

             (15) (a) Schedule for Computation of Performance Quotations --
                      Money Market Fund is incorporated by reference to Exhibit
                      (16)(a) to Post-Effective Amendment No. 28.

                  (b) Schedule for Computation of Performance Quotations --
                      Tax-Exempt Money Market Fund is incorporated by reference to Exhibit (16)(b) to Post-Effective Amendment No. 28.

                  (c) Schedule for Computation of Performance Quotations --
                      U.S. Government Money Market Fund is incorporated by reference to Exhibit (16)(c) to Post-Effective Amendment No. 28.

                  (d) Schedule of Computation of Performance Quotations --
                      Growth and Income Fund is incorporated by reference to Exhibit (16)(d) to Post-Effective Amendment No. 28.

                  (e) Schedule of Computation of Performance Quotations --
                      Short-Term Bond Market Fund is incorporated by reference to Exhibit (16)(e) to Post-Effective Amendment No. 28.

                  (f) Schedule of Computation of Performance Quotations --
                      Special Growth Fund is incorporated by reference to Exhibit (16)(f) to Post-Effective Amendment No. 28.

                  (g) Schedule of Computation of Performance Quotations -- Bond
                      IMMDEX/TM Fund is incorporated by reference to Exhibit
                      (16)(g) to Post-Effective Amendment No. 28.

                  (h) Schedule of Computation of Performance Quotations --
                      Equity Index Fund is incorporated by reference to Exhibit
                      (16)(h) to Post-Effective Amendment No. 28.

                  (i) Schedule of Computation of Performance Quotations --
                      Institutional Money Market Fund is incorporated by reference to Exhibit (16)(i) to Post-Effective Amendment No. 28.

                  (j) Schedule of Computation of Performance Quotations -- U.S.
                      Treasury Money Market Fund is incorporated by reference to Exhibit (16)(j) to Post-Effective Amendment No. 28.

                  (k) Schedule of Computation of Performance Quotations --
                      Balanced Fund is incorporated by reference to Exhibit
                      (16)(k) to Post-Effective Amendment No. 28.

                  (l) Schedule of Computation of Performance Quotations --
                      Growth Fund (formerly MidCore Growth Fund) is incorporated by reference to Exhibit (16)(l) to Post-Effective Amendment No. 28.

                  (m) Schedule of Computation of Performance Quotations --
                      Intermediate Bond Market Fund is incorporated by reference to Exhibit (16)(m) to Post-Effective Amendment No. 28.

                  (n) Schedule of Computation of Performance Quotations -- Tax-
                      Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (16)(n) to Post-Effective Amendment No. 28.

                  (o) Schedule of Computation of Performance Quotations --
                      International Equity Fund is incorporated by reference to Exhibit (16)(o) to Post-Effective Amendment No. 28.

                  (p) Schedule of Computation of Performance Quotations --
                      MicroCap Fund is incorporated by reference to Exhibit
                      (16)(p) to Post-Effective Amendment No. 29.

                  (q) Schedule of Computation of Performance Quotations --
                      Emerging Growth Fund.

             (17) Financial Data Schedules

             (18)(a) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 32.

Item 25. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------
         Registrant is controlled by its Board of Directors.


Item 26. Number of Holders of Securities
         -------------------------------
         As of December 31, 1997:



                                                     Number of
   Title of Class                 Series          Record Holders
   --------------                 ------          --------------
Money Market Fund                  1-A                 3,792

Tax-Exempt Money Market Fund       2-A                   314

U.S. Government Money Market Fund  3-A                   249

Institutional Money Market Fund    4-A                    76

U.S. Treasury Money Market Fund    5-A                   115

Special Growth Fund                6-Institutional       442
                                   6-A                 6,769

Bond IMMDEX/TM Fund                7-Institutional       124
                                   7-A                   905

Equity Index Fund                  8-Institutional       168
                                   8-A                 2,158

Growth and Income Fund             9-Institutional       185
                                   9-A                 3,842

Short-Term Bond Market Fund        10-Institutional       62
                                   10-A                1,385

Balanced Fund                      11-Institutional      168
                                   11-A                1,682

Growth Fund                        12-Institutional       97
                                   12-A                  929

Intermediate Bond Market Fund      13-Institutional       37
                                   13-A                  250


                                                        Number of
   Title of Class                       Series       Record Holders
   --------------                       -----        --------------
Tax-Exempt Intermediate Bond Fund  14-Institutional       12
                                   14-A                  130

International Equity Fund          15-Institutional       49
                                   15-A                  362

MicroCap Fund                      16-Institutional       24
                                   16-A                  231

Emerging Growth Fund               18-Institutional       17
                                   18-A                  238

Balanced Income Fund               17-Institutional        3
                                   17-A                    3




Item 27.  Indemnification
          ---------------
          Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section
1.9 of the Distribution Agreement, incorporated by reference as Exhibit (6)(a) hereto, Section 11 of the Custodian Agreement, incorporated by reference as Exhibit (8)(a) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement incorporated by reference as Exhibit (9)(p) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

          Article IX of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1)(a) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

          Article VII of the By-laws of the Registrant, incorporated by reference as Exhibit (2)(a) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.

          In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
          Firstar Investment Research and Management Company, investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Growth and Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Balanced Fund, Intermediate Bond Market Fund, Growth Fund (formerly the MidCore Growth Fund), Tax-Exempt Intermediate Bond Fund, International Equity Fund and MicroCap Fund, is a registered investment adviser under the Investment Advisers Act of 1940.

          To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


       FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                    Position with
                    Firstar Investment
                    Research and         Other Business        Type of
Name                Management Company   Connections           Business
----                ------------------   -----------           --------
John A. Becker      Director             President, Firstar    Bank
                                         Corporation, 777 E.   Holding Co.
                                         Wisconsin Avenue,
                                         Milwaukee, WI 53201

J. Scott Harkness   Director and         None
                    Chairman

Steven R. Parish    Director             Executive Vice        Bank
                                         President, Firstar    Holding Co.
                                         Corporation, 777
                                         E. Wisconsin Avenue,
                                         Suite 800
                                         Milwaukee, WI 53201

Mary Ellen Stanek   Director, Chief      Vice President,       Investment
                    Operating Officer    Portico Funds, Inc.   Company
                    and President        Portico Funds
                                         Center, 615 East
                                         Michigan Street,
                                         P.O. Box 3011,
                                         Milwaukee, WI
                                         53201-3011

Matthew Uselman     Director             Senior Vice           Bank
                                         President,
                                         Firstar Bank
                                         Wisconsin
                                         1 South Pinckney,
                                         Suite 401
                                         Madison, WI  53703

Robert L. Webster   Director             President,            Trust Company
                                         Firstar Trust
                                         Company, 777 E.
                                         Wisconsin Avenue,
                                         Milwaukee, WI  53202

Hansberger Global Investors, Inc. serves as sub-investment adviser to the International Equity Fund.

                    To Registrant's knowledge, none of the directors or senior executive officers of Hansberger Global Investors, Inc. except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Hansberger Global Investors, Inc. also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Hansberger Global Investors, Inc. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


                 HANSBERGER GLOBAL INVESTORS, INC.

                    Position with
                    Hansberger        Other Business
Name and Principal  Global            Connections and
Business Address    Investors, Inc.   Address*              Type of Business
------------------  ---------------   -------------------   ----------------
Thomas L.           Chairman, CEO,    Director,             Mutual Fund
Hansberger          President,        Schroder Korea Fund
                    Director and      PLC
                    Treasurer         33 Gutter Lane
                                      London,
                                      EC2B-A124 8AS

                                      Director,             Mutual Fund
                                      The Bangkok Fund
                                      Bangkok, Thailand

                                      Advisory Board        Mutual Fund
                                      Member, The India
                                      Fund
                                      India

Alberto Cribiore    Director          Director,             Privately-owned
                                      WESCO Distribution,   distributor of
                                      Inc.                  electrical
                                      Pittsburgh, PA        products

                                      Director,             Privately-owned
                                      Riverwood             supplier of
                                      International Corp.   paperboard
                                      Atlanta, GA           packaging and
                                                            producer of
                                                            coated
                                                            unbleached Kraft
                                                            paperboard

                                      Member & Chairman     Distributor
                                      of the Board,         electronically
                                      McCarthy, Crizanti &  of financial
                                      Maffel, Inc.          information
                                      One Chase Manhattan
                                      Way
                                      37th Floor
                                      New York, NY  10005

                                      Director,             Publicly-owned
                                      Tyco International    conglomerate
                                      Ltd.
                                      Exeter, NH

                                      Member & Managing     Private equity
                                      Principal             interest firm
                                      Brera Capital
                                      Partners, LLC
                                      590 Madison Avenue
                                      Suite 18C
                                      New York, NY  10022

Max C. Chapman,    Director           Management Financial  Financial
Jr.                                   Committee Member,     services
                                      Tudor/Nomura Group
                                      Trading Partnership
                                      2 World Financial
                                      Center
                                      Bldg. B
                                      New York, NY  10281-
                                      1198

                    Position with
                    Hansberger        Other Business
Name and Principal  Global            Connections and
Business Address    Investors, Inc.   Address*              Type of Business
------------------  ---------------   ---------------       ---------------

                                      Director,             Investment
                                      McCarthy, Crisanti &  Advisor
                                      Maffel, Inc.
                                      One Chase Manhattan
                                      Plaza
                                      New York, NY  10005

                                      Director,             Holding Company
                                      MCM Group, Inc.
                                      One Chase Manhattan
                                      Plaza
                                      New York, NY  10005

                                      Chairman,             Holding Company
                                      Nomura Holding
                                      America, Inc.
                                      2 World Financial
                                      Center
                                      Bldg. B
                                      New York, NY  10281-
                                      1198

                                      Director & Managing   Financial
                                      Director,             Services
                                      Nomura Securities
                                      Co. LTD
                                      Tokyo, Japan

                                      Chairman & Director,  Financial
                                      Nomura Grand Caymen   Services
                                      LTD
                                      Caymen Islands

                                      Chairman & CEO,       Financial
                                      Nomura American       Services
                                      Foundation
                                      2 World Financial
                                      Center
                                      Bldg. B
                                      New York, NY  10281-
                                      1198

                                      Director,             Financial
                                      Nomura International  Services
                                      PLC
                                      London, England

                                      Chairman,             Financial
                                      Nomura Asset          Services
                                      Securitization Corp.
                                      New York, NY

                                      Chairman & Director   Financial
                                      Nomura Asset Capital  Services
                                      Corporation
                                      New York, NY

                                      Chairman, Director &  Holding Company
                                      CEO,
                                      NCP Holding Company


                    Position with
                    Hansberger        Other Business
Name and Principal  Global            Connections and
Business Address    Investors, Inc.   Address*              Type of Business
------------------  ---------------   ---------------       ----------------

Salah Al-           Director          Director,             Paper
Maousberji                            Gulf Paper            Manufacturer
                                      Kuwait

                                      President,            Corporate
                                      Mashora Consulting    Finance
                                      Services

Robert Druskin      Director          Vice Chairman &       Brokerage/Adviso
                                      Director, Smith       ry
                                      Barney Inc.
                                      New York, NY

James Everett       Chief Investment  None
Chaney              Officer

Kimberly Ann Scott  Senior Vice       None
                    President and
                    Chief Compliance
                    Officer

J. Christopher      Senior Vice       None
Jackson             President and
                    General Counsel

Louretta Ann        Director of       None
Reeves              Research

Francisco Jose      Managing          None
Alzuru              Director

Erik Erwin Bieck    Managing          None
                    Director

Wesley Edmond       Managing          None
Freeman             Director

Mark Poon           Managing          None
                    Director

Vladimir Tyurenkov  Managing          None
                    Director



Address of all individuals: 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, 301.


Item 29.  Principal Underwriter
          ---------------------
          (a) B.C. Ziegler & Company ("B.C. Ziegler"), the Registrant's current principal underwriter, serves as principal underwriter of the shares of the Principal Preservation Funds, American Tax-Exempt Bond Trust, Series 1 (and subsequent series); Ziegler U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market Trust; and The Insured American Tax-Exempt Bond Trust, Series 1 (and subsequent series).

          (b) To the best of Registrant's knowledge, the directors and executive officers of B.C. Ziegler & Company are as follows:




                                               Positions and
Name and Principal      Position and Offices   Offices with
Business Address        with B. C. Ziegler     Registrant
------------------      --------------------   -------------

Peter D. Ziegler        Chairman, President,   None
                        Chief Executive
                        Officer and Director

S. Charles O'Meara      Senior Vice President  None
                        and General Counsel
                        and Director

D. A. Wallestad         Senior Vice President  None
                        - Acquisition
                        Chief Financial
                        Officer and Director

Donald A. Carlson, Jr.  Senior Vice President  None

J.C. Wagner             Senior Vice            None
                        President -
                        Retail Sales and
                        Director

Neil L. Fuerbringer     Senior Vice President  None
                        - Administration

Michael P. Doyle        Senior Vice President  None
                        - Retail Operations

Ronald N. Spears        Senior Vice President  None

Jeffrey C. Vredenbregt  Vice President,        None
                        Treasurer, Controller
                        and Director

Charles G. Stevens      Vice President -       None
                        Marketing Director

Jack H. Downer          Vice President -       None
                        MIS Director

Robert J. Tuszynski     Senior Vice President  None



                                               Positions and
Name and Principal      Position and Offices   Offices with
Business Address        with B. C. Ziegler     Registrant
------------------      --------------------   -------------
Gerry Aman              Vice President -       None
                        Insurance

Sheila K. Hittman       Vice President -       None
                        Personnel

Robert J. Johnson       Vice President -       None
                        Compliance

James M. Bushman        Vice President -       None
                        Recruiting and
                        Training Coordinator

Lay C. Rosenheimer      Vice President - Bond  None
                        Sales Control

Darrell P. Frank        Vice President -       None
                        Director of Strategic
                        Change

M.L. McBain             Vice President -       None
                        Equity Securities

James L. Brendemuehl    Vice President -       None
                        Managed Products

Ronald C. Strzok        Vice President -       None
                        Administration

Roxanne Dalnodar        Vice President -       None
                        Operations

Janine R. Yovanovich    Corporate Secretary    None

Kathleen A. Lochen      Assistant Secretary    None

The address of each of the foregoing is 215 North Main Street, West Bend, Wisconsin 53095, (414) 334-5521.




          (e)  None.


Item 30.  Location of Accounts and Records
          --------------------------------
     (1) Firstar Trust Company, 615 E. Michigan Street, Milwaukee, WI 53202 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and co-administrator).

     (2) Firstar Investment Research and Management Company, Firstar Center, 777 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

     (3) Hansberger Global Investors, Inc., 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, FL 33301 (records relating to its function as sub-investment adviser for the International Equity Fund).

     (4) B.C. Ziegler & Company, 215 North Main Street, West Bend, Wisconsin 53095-3348 (records relating to its functions as distributor and co-administrator).

     (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Articles of Incorporation, By-laws and Minute Books).

     (6) The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, NY 11245, ATTN: Global Investor Services, Investment Management Group (records relating to its function as foreign subcustodian).


Item 31.  Management Services
          -------------------
          None.


Item 32.  Undertakings
          ------------
     (1) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.




                                   SIGNATURES
                                   ----------
          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania, on
the     day of         , 199 .
    ---        --------     -

                         PORTICO FUNDS, INC.
                         Registrant


                         By *Steven R. Parish
                             -----------------
                             President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:

     Signature           Title          Date
     ---------           -----          -----
                      President,
*Steven R. Parish     Treasurer and     Jan. 30, 1998
 -------------------
(Steven R. Parish)    Director

*James M. Wade        Chairman and      Jan. 30, 1998
 -------------------
(James M. Wade)       Director

*Richard Riederer     Director          Jan. 30, 1998
 -------------------
(Richard Riederer)

*Jerry Remmel         Director          Jan. 30, 1998
 -------------------
(Jerry Remmel)

*Glen R. Bomberger    Director          Jan. 30, 1998
 -------------------
(Glen R. Bomberger)

*Charles R. Roy       Director          Jan. 30, 1998
 -------------------
(Charles R. Roy)



*By /s/ W. Bruce McConnel III
    ----------------------------
    W. Bruce McConnel, III
    Attorney-in-fact

xxxxx


                               POWER OF ATTORNEY
                                ----------------

          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade, Steven R. Parish and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     September 19, 1997            /s/Charles R. Roy
                                           -----------------
                                           Charles R. Roy




                               POWER OF ATTORNEY
                                ----------------


          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade, Steven R. Parish and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     September 19, 1997            /s/Glen R. Bomberger
                                           ----------------------------
                                           Glen R. Bomberger




                             POWER OF ATTORNEY
                             -----------------


          James M. Wade, whose signature appears below, does hereby constitute and appoint Steven R. Parish and W. Bruce McConnel, III his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



Date:     September 19, 1997            /s/James M. Wade
                                           -----------------
                                           James M. Wade




                             POWER OF ATTORNEY
                             -----------------

          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade, Steven R. Parish and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     September 19, 1997            /s/Richard K. Riederer
                                           ----------------------
                                           Richard K. Riederer




                              POWER OF ATTORNEY
                               -----------------

          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade, Steven R. Parish and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     September 19, 1997            /s/Jerry Remmel
                                           --------------
                                           Jerry Remmel




                        POWER OF ATTORNEY
                        -----------------

          Steve R. Parish, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     September 19, 1997            /s/Steve R. Parish
                                           ----------------
                                           Steve R. Parish
xxxxx



                             PORTICO FUNDS, INC.

                         CERTIFICATE OF SECRETARY
                         ------------------------
     The following resolution was duly adopted by the Board of Directors of Portico Funds, Inc. on September 19, 1997 and remains in effect on the date hereof:

               FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing James M. Wade and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.





                                   PORTICO FUNDS, INC.



                              By:  /s/ W. Bruce McConnel, III
                                   ----------------------------
                                   W. Bruce McConnel, III
                                   Secretary


Dated:     Jan. 30, 1998
xxxxx

                          EXHIBIT INDEX


Exhibit No.                   Item

 (1)(m) Amendment No. 12 to Articles of Incorporation with respect to name change to Firstar Funds, Inc.

 (5)(j) Addendum No. 6 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated December 1, 1997 with respect to the Balanced Income Fund.


 (6)(c) Addendum No. 3 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of December 1, 1997 with respect to the Balanced Income Fund.

 (8)(c) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated March 1, 1997 to the Custodian Agreement with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Institutional Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, International Equity Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and MicroCap Fund.

 (8)(k) Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund dated December 1, 1997.

 (8)(l) Letter Agreement with respect to the Custodian Agreement with respect to the Emerging Growth Fund dated as of August 15, 1997.

 (9)(c) Addendum No. 3 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company with respect to the Balanced Income Fund.

 (9)(k) Revised Fund Valuation and Accounting Fee Schedule dated March 1, 1997 with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Institutional Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond


               IMMDEX/TM Fund, International Equity Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and MicroCap Fund.

 (9)(o) Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund dated December 1, 1997.

 (9)(z) Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund dated December 1, 1997.

 (9)(ae) Letter with respect to Shareholder Servicing Agent Agreement with respect to the Emerging Growth Fund dated August 15, 1997.

 (9)(ag) License Agreement between Registrant and Firstar Corporation for use of Firstar name.

 (9)(ah) Revised Shareholder Servicing Agent Agreement Fee Schedule dated March 1, 1997 with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Institutional Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, International Equity Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and MicroCap Fund.

 (11)(a)       Consent of Drinker Biddle & Reath LLP.

 (11)(b)       Consent of Price Waterhouse LLP.

 (13)(c) Purchase Agreement between Firstar Trust (Wisconsin) and the Registrant relating to startup of Balanced Income Fund.

 (16)(q) Schedule of Computation of Performance Quotations -- Emerging Growth Fund.

 (17)          Financial Data Schedules.